As filed with the Securities and Exchange Commission
on July 20, 2006
Registration No. 333-134662

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

	Pre-Effective Amendment No.	[ ]
	Post-Effective Amendment No. 1	[X]

Fidelity Income Fund
(Exact Name of Registrant as Specified in Charter)

Registrant's Telephone Number (617) 563-7000

82 Devonshire St., Boston, MA 02109
(Address Of Principal Executive Offices)

Eric D. Roiter, Secretary
82 Devonshire Street
Boston, MA 02109
(Name and Address of Agent for Service)

It is proposed that this filing will become effective
(X)	immediately upon filing pursuant to paragraph (b).
( )	on ( ) pursuant to paragraph (b) at 5:30 p.m. Eastern Time.
( )	60 days after filing pursuant to paragraph (a)(1) at 5:30 p.m. Eastern Time.
( )	on ( ) pursuant to paragraph (a)(1) of Rule 485 at 5:30 p.m. Eastern Time.
( )	75 days after filing pursuant to paragraph (a)(2) at 5:30 p.m. Eastern Time.
( )	on ( ) pursuant to paragraph (a)(2) of Rule 485 at 5:30 p.m. Eastern Time.

If appropriate, check the following box:
( )	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SPARTAN GOVERNMENT INCOME FUND
A FUND OF FIDELITY FIXED-INCOME TRUST

82 Devonshire Street, Boston, Massachusetts 02109
1-800-544-3198

FIDELITY ADVISOR GOVERNMENT INVESTMENT FUND
A FUND OF FIDELITY ADVISOR SERIES II

82 Devonshire Street, Boston, Massachusetts 02109
1-877-208-0098

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

To the Shareholders of Spartan Government Income Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Spartan Government Income Fund (Spartan Government Income) will be held at an office of Fidelity Fixed-Income Trust, 27 State Street, 10th Floor, Boston, Massachusetts 02109 on September 20, 2006, at 9:45 a.m. Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposal, and to transact such other business as may properly come before the Meeting or any adjournments thereof:

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Spartan Government Income to Fidelity Government Income in exchange solely for shares of beneficial interest of Fidelity Government Income and the assumption by Fidelity Government Income of Spartan Government Income's liabilities, in complete liquidation of Spartan Government Income.

To the Shareholders of Fidelity Advisor Government Investment Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Advisor Government Investment Fund (Advisor Government Investment) will be held at an office of Fidelity Advisor Series II, 27 State Street, 10th Floor, Boston, Massachusetts 02109 on September 20, 2006, at 10:15 a.m. ET. The purpose of the Meeting is to consider and act upon the following proposal, and to transact such other business as may properly come before the Meeting or any adjournments thereof:

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Advisor Government Investment to Fidelity Government Income in exchange solely for shares of beneficial interest of Fidelity Government Income and the assumption by Fidelity Government Income of Advisor Government Investment's liabilities, in complete liquidation of Advisor Government Investment.

The Boards of Trustees have fixed the close of business on July 24, 2006 as the record date for the determination of the shareholders of each of Spartan Government Income and Advisor Government Investment entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Boards of Trustees,
ERIC D. ROITER, Secretary

July 24, 2006

Your vote is important - please vote your shares promptly.

Shareholders are invited to attend the meeting in person. Any shareholder who does not expect to attend the meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1. Read the proxy statement, and have your proxy card handy.

2. Call the toll-free number or visit the web site indicated on proxy card.

3. Enter the control number found on your proxy card.

4. Follow the recorded or on-line instructions to cast your vote.

SPARTAN GOVERNMENT INCOME FUND
A FUND OF FIDELITY FIXED-INCOME TRUST

82 Devonshire Street, Boston, Massachusetts 02109
1-800-544-3198

FIDELITY ADVISOR GOVERNMENT INVESTMENT FUND
A FUND OF FIDELITY ADVISOR SERIES II

82 Devonshire Street, Boston, Massachusetts 02109
1-877-208-0098

PROXY STATEMENT AND PROSPECTUS
JULY 24, 2006

This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Spartan Government Income Fund (Spartan Government Income), a fund of Fidelity Fixed-Income Trust (Fixed-Income Trust), and Fidelity Advisor Government Investment Fund (Advisor Government Investment), a fund of Fidelity Advisor Series II (Advisor Series II, and together with Fixed-Income Trust, the trusts), in connection with the solicitation of proxies by, and on behalf of, the trusts' Boards of Trustees for use at the Special Meeting of Shareholders of Spartan Government Income and the Special Meeting of Shareholders of Advisor Government Investment and at any adjournments thereof (the Meetings), to be held on September 20, 2006 at 9:45 a.m. Eastern Time (ET) (Fixed-Income Trust) and at 10:15 a.m. ET (Advisor Series II), at 27 State Street, 10th Floor, Boston, Massachusetts 02109, an office of the trusts and Fidelity Management & Research Company (FMR), each fund's investment adviser.

As more fully described in the Proxy Statement, the purpose of each Meeting is to vote on the Agreements and Plans of Reorganization (the Agreements) relating to the proposed acquisitions of Spartan Government Income and Advisor Government Investment by Fidelity Government Income Fund (Fidelity Government Income). The transactions contemplated by the Agreements are each referred to as a Reorganization, and together, the Reorganizations.

Proposal 1 in this Proxy Statement relates to the proposed acquisition of Spartan Government Income by Fidelity Government Income. Proposal 2 in this Proxy Statement relates to the proposed acquisition of Advisor Government Investment by Fidelity Government Income. If the Agreement relating to your fund is approved by fund shareholders and the related Reorganization occurs, your fund will transfer all of its assets and liabilities to Fidelity Government Income in exchange solely for shares of beneficial interest of Fidelity Government Income and the assumption by Fidelity Government Income of your fund's liabilities. The number of shares to be issued in the proposed Reorganizations will be based upon the relative net asset values of each class of the funds at the time of the exchange. As provided in the Agreements, each of Spartan Government Income and Advisor Government Investment will distribute shares of each class of Fidelity Government Income to its shareholders of the corresponding class in liquidation of Spartan Government Income and Advisor Government Investment on October 27, 2006, or such other date as the parties may agree (the Closing Date). Approval of each Reorganization will be determined solely by approval of the shareholders of the individual fund affected. It will not be necessary for both Reorganizations to be approved for either one of them to take place.

Fidelity Government Income is a government bond fund, a diversified fund of Fidelity Income Fund, an open-end management investment company organized as a Massachusetts business trust on August 7, 1984. Fidelity Government Income's investment objective is to seek a high level of current income, consistent with preservation of principal.

If you are a shareholder of Spartan Government Income, you are being asked to vote on Proposal 1 in this Proxy Statement. Please review this Proposal carefully.

If you are a shareholder of Advisor Government Investment, you are being asked to vote on Proposal 2 in this Proxy Statement. Please review this Proposal carefully.

This Proxy Statement, which should be retained for future reference, sets forth concisely the information about each Reorganization and Fidelity Government Income that a shareholder should know before voting on a proposed Reorganization. The following documents have been filed with the Securities and Exchange Commission (SEC) and are incorporated herein by reference:

- Prospectus of Fidelity Government Income dated September 29, 2005 and supplemented November 21, 2005.

- Statement of Additional Information of Fidelity Government Income dated September 29, 2005.

- Statement of Additional Information of Fidelity Government Income dated July 24, 2006, relating to this Proxy Statement.

For Spartan Government Income shareholders only, the following documents have also been filed with the SEC and are also incorporated into this Proxy Statement by reference:

- Prospectus of Spartan Government Income dated June 29, 2006 and supplemented June 29, 2006.

- Statement of Additional Information of Spartan Government Income dated June 29, 2006.

- The Report of Independent Registered Public Accounting Firm and the financial statements included in the Annual Report to Shareholders of Spartan Government Income dated June 16, 2006.

For Advisor Government Investment shareholders only, the following documents have also been filed with the SEC and are also incorporated into this Proxy Statement by reference:

- Prospectuses of Advisor Government Investment dated December 30, 2005 and supplemented May 30, 2006.

- Statement of Additional Information of Advisor Government Investment dated December 30, 2005 and supplemented April 30, 2006.

- The Report of Independent Registered Public Accounting Firm and the financial statements included in the Annual Report to Shareholders of Advisor Government Investment dated December 13, 2005.

Each of Spartan Government Income and Advisor Government Investment has previously sent its Annual Report to its shareholders. Copies of these reports or any of the documents listed above may be obtained without charge by contacting the trusts at Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts 02109 or by calling 1-877-208-0098 for Advisor Government Investment and 1-800-544-8544 for Spartan Government Income and Fidelity Government Income. Text-only versions of each fund's documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about the funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, Washington, DC 20549-0102 or the regional offices of the SEC located at 233 Broadway, New York, NY 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at its Washington, DC address above. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

These securities have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this proxy statement and prospectus. Any representation to the contrary is a criminal offense.

An investment in the funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TABLE OF CONTENTS

Voting Information	<Click Here>
Synopsis	<Click Here>
Proposal 1	<Click Here>
Proposal 2	<Click Here>
Additional Information About Fidelity Government Income Fund	<Click Here>
Miscellaneous	<Click Here>
Attachment 1. Excerpts from Annual Report of Fidelity Government Income Dated July 31, 2005	<Click Here>
Attachment 2. Information Applicable to Advisor Government Income Class Shares	<Click Here>
Exhibit 1. Form of Agreement and Plan of Reorganization of Spartan Government Income Fund	<Click Here>
Exhibit 2. Form of Agreement and Plan of Reorganization of Fidelity Government Investment Fund	<Click Here>

PROXY STATEMENT AND PROSPECTUS
SPECIAL MEETINGS OF SHAREHOLDERS OF

SPARTAN GOVERNMENT INCOME FUND
A FUND OF FIDELITY FIXED-INCOME TRUST

82 Devonshire Street, Boston, Massachusetts 02109
1-800-544-3198

AND

FIDELITY ADVISOR GOVERNMENT INVESTMENT FUND
A FUND OF FIDELITY ADVISOR SERIES II

82 Devonshire Street, Boston, Massachusetts 02109
1-800-208-0098

TO BE HELD ON SEPTEMBER 20, 2006

VOTING INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of the trusts to be used at the Special Meeting of Shareholders of Spartan Government Income and the Special Meeting of Shareholders of Advisor Government Investment and at any adjournments thereof, to be held on September 20, 2006 at 9:45 a.m. ET (Fidelity Fixed-Income Trust) and at 10:15 a.m. ET (Fidelity Advisor Series II) at 27 State Street, 10th floor, Boston, Massachusetts 02109, an office of the trusts and FMR, the funds' investment adviser.

The purpose of each Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about July 24, 2006. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trusts. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds. The funds may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds. The approximate anticipated total cost of these services is as follows:

	Estimated cost for D.F. King & Co., Inc. to call and solicit votes	Estimated cost for D.F. King & Co., Inc. to receive votes over the phone
Spartan Government Income	$ 1,000	$ 1,000
Advisor Government Investment: Class A	$ 1,000	$ 1,000
Advisor Government Investment: Class T	$ 1,000	$ 1,000
Advisor Government Investment: Class B	$ 1,000	$ 1,000
Advisor Government Investment: Class C	$ 1,000	$ 1,000
Advisor Government Investment: Institutional Class	$ 1,000	$ 1,000

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

For Advisor Government Investment, the expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations, including telephone voting, will be paid by the fund provided the expenses do not exceed the following voluntary expense cap for each class: Class A, 0.83%; Class T, 0.93%; Class B, 1.58%; Class C, 1.68%; and Institutional Class, 0.68%. Expenses exceeding each class's voluntary expense cap will be paid by FMR. The fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

For Spartan Government Income, pursuant to the fund's all-inclusive management contract with FMR, FMR will pay all the expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations, including telephone voting. FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

The principal business address of FMR, each fund's investment adviser and administrator, is One Federal Street, Boston, Massachusetts 02110. The principal business address of Fidelity Distributors Corporation, each fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts, 02109. The principal business address of Fidelity Investments Money Management, Inc., sub-adviser to the funds, is One Spartan Way, Merrimack, New Hampshire 03054. Fidelity Research & Analysis Company (FRAC) (formerly known as Fidelity Management & Research (Far East) Inc.), located at 82 Devonshire Street, Boston, Massachusetts 02109; Fidelity International Investment Advisors (FIIA), located at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda; and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), located at 25 Cannon Street, London, England EC4M5TA are also sub-advisers to the funds.

If the enclosed proxy is executed and returned or an internet or telephonic vote is delivered, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust's receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Boards of Trustees that are properly executed and received by the Secretary prior to the appropriate Meeting, and which are not revoked, will be voted at that Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

If a quorum is not present at a Meeting, or if a quorum is present at a Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. For Spartan Government Income, please visit www.fidelity.com/goto/proxies to determine the status of this Meeting.

Shares of each fund and class, as applicable, as of March 31, 2006, are indicated in the following table:

Number of Shares
Spartan Government Income	73,399,867
Advisor Government Investment: Class A	9,782,104
Advisor Government Investment: Class T	22,134,669
Advisor Government Investment: Class B	7,569,035
Advisor Government Investment: Class C	4,989,708
Advisor Government Investment: Institutional Class	56,210,704
Fidelity Government Income	570,461,184

As of March 31, 2006, the following owned beneficially 5% or more of a fund's outstanding shares:

Fidelity Government Income	Fidelity Freedom 2010 Fund	Boston, MA	24.04%
Fidelity Government Income	Fidelity Freedom 2020 Fund	Boston, MA	19.42%
Fidelity Government Income	Fidelity Freedom 2030 Fund	Boston, MA	5.15%
Fidelity Government Income	Fidelity Freedom Income Fund	Boston, MA	5.07%
Advisor Government Investment: Institutional Class	Fidelity Advisor Freedom 2020 Fund	Boston, MA	8.42%
Advisor Government Investment: Institutional Class	Fidelity Advisor Freedom 2010 Fund	Boston, MA	6.68%
Advisor Government Investment: Institutional Class	Fidelity Advisor Freedom 2015 Fund	Boston, MA	5.17%

As of March 31, 2006, the following owned of record 5% or more of a fund's outstanding shares:

Spartan Government Income	General Motors Corporation	New York, NY	24.66%
Advisor Government Investment: Class A	Citigroup, Inc.	New York, NY	8.56%
Advisor Government Investment: Class A	Wachovia/Prudential Financial Advisors, LLC	Charlotte, NC	6.96%
Advisor Government Investment: Class A	Ameriprise Financial Corporation	Minneapolis, MN	6.55%
Advisor Government Investment: Class B	Merril Lynch	Jacksonville, FL	6.82%
Advisor Government Investment: Class B	JP Morgan Chase	New York, NY	6.57%
Advisor Government Investment: Class C	Merril Lynch	Jacksonville, FL	31.86%
Advisor Government Investment: Class T	Paychex Management Corporation	West Henrietta, NY	7.70%
Advisor Government Investment: Class T	Citigroup, Inc.	New York, NY	7.44%
Advisor Government Investment: Institutional Class	First Command Bank	Forth Worth, TX	6.42%

As of March 31, 2006, the Trustees, Members of the Advisory Board, and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.

To the knowledge of each trust, no other shareholder owned of record or beneficially 5% or more of the outstanding shares of each fund on that date.

FMR has advised the trusts that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR or an FMR affiliate has discretion to vote, these shares will be voted at the applicable Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on July 24, 2006 will be entitled to vote at the Meeting of the fund in which they hold shares. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a fund shareholder of record. If you need additional copies of this Proxy Statement, please contact Fidelity at 1-800-544-8544 for Spartan Government Income or 1-877-208-0098 for Advisor Government Investment. If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002 for Spartan Government Income or call Fidelity at 1-877-208-0098 for Advisor Government Investment.

For a free copy of the annual report for the fiscal year ended April 30, 2006 for Spartan Government Income, or the annual report for the fiscal year ended July 31, 2005 and the semi-annual report for the fiscal period ended January 31, 2006 for Fidelity Government Income, call 1-800-544-3198, log-on to www.fidelity.com, or write to Fidelity Distributors Corporation (FDC) at 82 Devonshire Street, Boston, Massachusetts. For a free copy of the annual report for the fiscal year ended October 31, 2005 and the semiannual report for the fiscal period ended April 30, 2006 for Advisor Government Investment, call 1-877-208-0098, log-on to www.advisor.fidelity.com, or write to FDC at 82 Devonshire Street, Boston, Massachusetts 02109.

VOTE REQUIRED: Approval of each Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of Spartan Government Income or Advisor Government Investment, as applicable. Under the Investment Company Act of 1940 (the 1940 Act), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to each Proposal, votes to ABSTAIN and broker non-votes, if applicable, will have the same effect as votes cast AGAINST the Proposal.

SYNOPSIS

The following is a summary of certain information contained elsewhere in this Proxy Statement, in the Agreements, and in the Prospectuses of Spartan Government Income, Advisor Government Investment and Fidelity Government Income, which are incorporated herein by reference. Shareholders should read the entire Proxy Statement, including its exhibits and attachments, and the Prospectus of Fidelity Government Income carefully for more complete information.

The Proposed Reorganizations

The Board of Trustees of Fixed-Income Trust is recommending in Proposal 1 that Spartan Government Income merge with and into Fidelity Government Income (currently a retail fund with no share classes). The Board of Trustees of Advisor Series II is recommending in Proposal 2 that Advisor Government Investment merge with and into newly-created, corresponding classes of Fidelity Government Income. Immediately prior to the closing of the Reorganizations, Fidelity Government Income will consist of a retail class (referred to hereinafter as Fidelity Government Income (Retail Class)) and five "shell" Advisor share classes (each referred to hereinafter as Advisor Government Income - Class A, Advisor Government Income - Class T, Advisor Government Income - Class B, Advisor Government Income - Class C, and Advisor Government Income - Institutional Class, and collectively as the Advisor Government Income Classes), as noted in the table below. The Advisor Government Income Classes are being created to facilitate the Reorganization and will not commence operations until approximately the date of the Reorganization.

Merging Funds	Surviving Fund
Spartan Government Income	Fidelity Government Income (Retail Class)
Fidelity Advisor Government Investment
Class A	Fidelity Advisor Government Income - Class A*
Class T	Fidelity Advisor Government Income - Class T*
Class B	Fidelity Advisor Government Income - Class B*
Class C	Fidelity Advisor Government Income - Class C*
Institutional Class	Fidelity Advisor Government Income - Institutional Class*

* Not currently issued; will commence operations immediately prior to closing of the Reorganization.

Under the terms of the Reorganizations, Fidelity Government Income would acquire all of the assets and liabilities of Spartan Government Income and Advisor Government Investment in exchange for shares of Fidelity Government Income. If the Reorganizations are approved and consummated, Spartan Government Income and Advisor Government Investment will cease to exist and current shareholders of each fund will receive shares of the corresponding class of Fidelity Government Income with an aggregate net asset value equal to the aggregate net asset value of their fund shares on the Closing Date (defined below). The Reorganizations are currently scheduled to take place as of the close of business of the New York Stock Exchange (NYSE) on October 27, 2006, or such other time and date as the parties may agree (the Closing Date).

Approval of each Reorganization will be determined solely by approval of the shareholders of the individual fund affected. It will not be necessary for both Reorganizations to be approved for any one of them to take place.

Investment Objectives and Policies

The following summarizes the investment objectives and principal investment strategies of each fund:

Each fund is managed similarly, however, the funds do not have the same investment objectives. Spartan Government Income and Advisor Government Investment each seeks a high level of current income. Fidelity Government Income seeks a high level of current income consistent with preservation of principal.

The funds have identical investment strategies. FMR normally invests each fund's assets in U.S. Government securities and instruments related to U.S. Government securities. Certain issuers of U.S. Government securities are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury. FMR normally invests at least 80% of each fund's assets in U.S. Government securities and repurchase agreements for those securities. FMR does not currently intend to invest more than 40% of each fund's assets in mortgage securities.

Each fund has similar average maturities and an identical benchmark index (Lehman Brothers 75% U.S. Government /25% Mortgage-Backed Securities Index). FMR uses an index that represents the market for the types of securities in which each fund invests as a guide in structuring the fund and selecting its investments. FMR manages each fund to have similar overall interest rate risk to the index.

FMR allocates assets among different market sectors (for example, U.S. Treasury or U.S. Government agency securities) and different maturities based on its view of the relative value of each sector or maturity. In buying and selling securities for each fund, FMR analyzes a security's structural features and current price compared to its estimated long-term value, any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer. In addition to the principal investment strategies discussed above, FMR may use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values.

The following compares and contrasts certain investment policies of the funds:

Diversification. Each fund is a diversified fund. As a matter of fundamental policy, with respect to 75% of each fund's total assets, a fund may not invest more than 5% of its total assets in the securities of a single issuer, and a fund may not hold more than 10% of the outstanding voting securities of a single issuer.

Borrowing. As a matter of fundamental policy, each fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the fund's total assets less liabilities. For these purposes, the funds may borrow money from banks or from other funds advised by FMR or an affiliate and may engage in reverse repurchase agreements.

Lending. The funds do not currently intend to lend assets, other than securities, to other parties, except by lending money (up to 15% of the fund's net assets) to other funds advised by FMR or an affiliate. As a matter of fundamental policy, each fund may not lend more than 33 1/3% of its total assets to other parties. These limitations do not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

Pooled Funds. The funds have slightly different policies regarding investing in another fund. As a matter of fundamental policy, Spartan Government Income and Fidelity Government Income each may invest all its assets in another fund managed by FMR or an affiliate or successor with substantially the same fundamental investment objective, policies and limitations as the fund. Advisor Government Investment may invest all its assets in another fund with substantially the same fundamental investment objective, policies and limitations as the fund. The funds do not currently intend to invest all of their assets in another fund.

Fidelity Government Income also has a fundamental policy to not invest in companies for the purpose of exercising control or management. Spartan Government Income and Advisor Government Investment do not have this policy.

Except as noted above, the funds are subject to substantially similar investment policies and restrictions, including fundamental investment restrictions. For more information about the risks and restrictions associated with these policies, see each fund's Prospectus, and for a more detailed discussion of the funds' investments, see their Statements of Additional Information, which are incorporated herein by reference. For information relating to the Advisor Government Income Classes, please see Attachment 2.

Expense Structures, Sales Charges, and Investment Minimums

Operating Expenses.

The following summarizes the expense structures of Spartan Government Income, Advisor Government Investment and Fidelity Government Income:

Spartan Government Income pays FMR an "all-inclusive" management fee at an annual rate of 0.60% of its average net assets. This means that FMR not only provides the fund with investment advisory and research services, but also pays all of the fund's expenses, with the exception of interest, taxes, brokerage fees and commissions (if any), fees and expenses of the Independent Trustees, and extraordinary expenses. Total operating expenses for Spartan Government Income are currently capped at 0.45% of its average net assets, excluding the expenses noted above, and can be increased without shareholder approval by a vote of the fund's Board of Trustees.

Advisor Government Investment and Fidelity Government Income, in contrast, each pay their management fees and other expenses separately. Each fund's management fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month. The group fee rate is based on the average net assets of all mutual funds managed by FMR. This rate cannot rise above 0.37% of a fund's average net assets, and it drops as total assets under management increase. The individual fund fee rate for each fund is 0.20% of its average net assets.

Fidelity Government Income has adopted a Fundwide Operations and Expense Agreement under which FMR agrees to pay the ordinary administrative and operating expenses incurred by the fund (excluding interest, taxes, brokerage commissions, and extraordinary expenses) in exchange for a fee equal to the difference, if any, between the fund's management fee rate and 0.35% of its average net assets. This Agreement effectively caps fund-level expenses at 0.35%, which can be increased by the fund's Board of Trustees without shareholder approval.

FMR has voluntarily agreed to limit Advisor Government Investment's total operating expenses to 0.68% of its average net assets, plus class level 12b-1 fees. FMR may remove this expense limitation at any time.

The combined fund will retain the expense structure of Fidelity Government Income. If shareholders approve the Reorganizations, FMR has agreed to make the 0.35% cap on Fidelity Government Income's fund-level expenses changeable only by shareholder vote. In addition, Fidelity Government Income (Retail Class) will adopt an expense contract that would require shareholder approval to increase the class's total operating expenses above 0.45% of its average net assets. Class-level expenses, such as transfer agent fees and Rule 12b-1 fees, for the Advisor Government Income Classes may vary from class to class. The section below entitled "Annual Fund and Class Operating Expenses" provides additional details on the expenses for each fund currently, and the estimated expenses for the combined fund, for the 12 months ended January 31, 2006.

Sales Charges.

Shares of Spartan Government Income and Fidelity Government Income are sold without a sales charge. Class A and Class T of Advisor Government Investment have front-end sales charges of 4.75% and 3.50%, respectively. Class A purchases of Advisor Government Investment of $1 million or more will not be subject to a front-end sales charge but may be subject, upon redemption, to a contingent deferred sales charge (CDSC) that declines over 2 years from 0.75% to 0%. Class T purchases of Advisor Government Investment of $1 million or more will not be subject to a front-end sales charge but may be subject, upon redemption, to a CDSC of 0.25% if redeemed less than one year after purchase. Class B and Class C shares of Advisor Government Investment may, upon redemption, be assessed a CDSC. The CDSC for Class B shares declines over six years from 5.00% to 0%. After a holding period of seven years, Class B shares convert automatically to Class A shares of Advisor Government Investment. Class C shares of Advisor Government Investment redeemed less than one year after purchase are assessed a CDSC of 1.00%. Institutional Class of the fund has neither a front-end sales load or CDSC.

Investment Minimums.

The funds differ with respect to investment minimums as well. For Spartan Government Income, the minimum initial investment amount is $25,000, the minimum additional investment amount is $1,000, and the minimum account balance is $10,000. For Fidelity Government Income, the minimum initial investment is $2,500, the minimum additional investment amount is $250, and the minimum account balance is $2,000. For Advisor Government Investment, the minimum initial investment is $2,500, the minimum additional investment is $100, and the minimum account balance is $1,000. Fidelity Government Income (Retail Class) will retain Fidelity Government Income's investment minimums. The Advisor Government Income Classes will retain Advisor Government Investment's investment minimums.

Annual Fund and Class Operating Expenses

The following tables allow you to compare the sales charges, management fees and expenses of each fund and to analyze the estimated expenses for the combined fund. Sales charges, if applicable, are paid directly to FDC, each fund's distributor. Annual fund or class operating expenses are paid by each fund or class, as applicable.

Advisor Government Investment shareholders will not pay additional sales charges as a result of its Reorganization, although any CDSC applicable to share purchases made prior to the Reorganization will continue to apply.

The tables below show the historical fees and expenses of Spartan Government Income, Advisor Government Investment, and Fidelity Government Income for the 12 months ended January 31, 2006, adjusted to reflect current fees for Fidelity Government Income and each class of Advisor Government Investment, and pro forma fees for the combined fund based on the same time period after giving effect to the Reorganizations.

Shareholder fees (paid by the investor directly)

	Spartan Government Income	Fidelity Government Income (Retail Class)
Sales charge (load) on purchases and reinvested distributions	None	None
Deferred sales charge (load) on redemptions	None	None

Advisor Government Investment

	Class A	Class T	Class B	Class C	Institutional Class
Maximum sales charge (load) on purchases (as a % of offering price)A	4.75%B	3.50%C	None	None	None
Maximum contingent deferred sales charge (as a % of the lesser of original purchase price or redemption proceeds)D,E	NoneF	NoneG	5.00%H	1.00%I	None
Sales charge (load) on reinvested distributions	None	None	None	None	None

A The actual sales charge may be higher due to rounding.

B Lower front-end sales charges for Class A may be available with purchase of $50,000 or more.

C Lower front-end sales charges for Class T may be available with purchase of $50,000 or more.

D The actual contingent deferred sales charge may be higher due to rounding.

E A contingent deferred sales charge may be charged when you sell your shares or if your sales are redeemed because your account falls below the account minimum for any reason, including solely due to declines in net asset value per share.

F Class A purchases of $1 million or more will not be subject to a front-end sales charge but may be subject, upon redemption, to a contingent deferred sales charge that declines over 2 years from 0.75% to 0%.

G Class T purchases of $1 million or more will not be subject to a front-end sales charge but may be subject, upon redemption, to a contingent deferred sales charge of 0.25% if redeemed less than one year after purchase.

H Declines over 6 years from 5.00% to 0%.

I On Class C shares redeemed less than one year after purchase.

Combined Fund Pro Forma Shareholder fees (paid by the investor directly)

	Class A	Class T	Class B	Class C	Institutional Class	Retail Class
Maximum sales charge (load) on purchases (as a % of offering price)A	4.75%B	3.50%C	None	None	None	None
Maximum contingent deferred sales charge (as a % of the lesser of original purchase price or redemption proceeds)D,E	NoneF	NoneG	5.00%H	1.00%I	None	None
Sales charge (load) on reinvested distributions	None	None	None	None	None	None

A The actual sales charge may be higher due to rounding.

B Lower front-end sales charges for Class A may be available with purchase of $50,000 or more.

C Lower front-end sales charges for Class T may be available with purchase of $50,000 or more.

D The actual contingent deferred sales charge may be higher due to rounding.

E A contingent deferred sales charge may be charged when you sell your shares or if your sales are redeemed because your account falls below the account minimum for any reason, including solely due to declines in net asset value per share.

F Class A purchases of $1 million or more will not be subject to a front-end sales charge but may be subject, upon redemption, to a contingent deferred sales charge that declines over 2 years from 0.75% to 0%.

G Class T purchases of $1 million or more will not be subject to a front-end sales charge but may be subject, upon redemption, to a contingent deferred sales charge of 0.25% if redeemed less than one year after purchase.

H Declines over 6 years from 5.00% to 0%.

I On Class C shares redeemed less than one year after purchase.

Annual operating expenses (paid from fund or class assets)
Spartan Government Income
Management fee	0.60%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Total annual fund operating expenses	0.60%
Less reimbursement	(0.15%)
Net expensesA	0.45%

A FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 0.45%.

Advisor Government Investment	Class A	Class T	Class B	Class C	Institutional Class
Management fee	0.32%	0.32%	0.32%	0.32%	0.32%
Distribution and/or Service (12b-1) fees	0.15%	0.25%	0.90%	1.00%	None
Other expenses	0.31%	0.28%	0.32%	0.28%	0.27%
Total annual class operating expensesA	0.78%	0.85%	1.54%	1.60%	0.59%

A FMR has voluntarily agreed to reimburse Class A, Class T, Class B, Class C, and Institutional Class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates:

	Class A	Effective Date	Class T	Effective Date	Class B	Effective Date	Class C	Effective Date	Institutional Class	Effective Date
Advisor Government Investment	0.83%	2/1/05	0.93%	2/1/05	1.58%	2/1/05	1.68%	2/1/05	0.68%	2/1/05

These arrangements may be discontinued by FMR at any time.

Fidelity Government Income
Management fee	0.32%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.13%
Total annual fund operating expenses	0.45%
Pro Forma Expenses Combined FundA
	Class A	Class T	Class B	Class C	Institutional Class	Retail Class
Management fee	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%
Distribution and/or Service (12b-1) fees	0.15%	0.25%	0.90%	1.00%	None	None
Other Expenses	0.27%	0.24%	0.28%	0.24%	0.23%	0.13%
Total Fund Operating Expenses	0.74%B	0.81%B	1.50%B	1.56%B	0.55%B	0.45%C

A Because no Advisor Government Income Class shares were outstanding prior to the Reorganization, amounts shown for Class A, Class T, Class B, Class C, and Institutional Class are estimates and based on the 12 months ended January 31, 2006, after giving effect to the Reorganization.

B FMR will voluntarily agree to reimburse Class A, Class T, Class B, Class C, and Institutional Class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates:

Class A	Class T	Class B	Class C	Institutional Class
0.83%	0.93%	1.58%	1.68%	0.68%

These arrangements may be discontinued by FMR at any time.

C Effective the Closing Date, FMR will contractually agree to limit total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of average net assets, to 0.45%, which cannot be increased without approval of the class's shareholders.

The pro forma combined expenses shown above assume that both Reorganizations occur. If only one Reorganization were to occur, pro forma combined expenses for each participating class of Fidelity Government Income after the applicable Reorganization would still appear exactly as shown above.

Examples of Effect of Fund Expenses

The following table illustrates the expenses on a hypothetical $10,000 investment in each fund or each class if applicable, under the current and pro forma (combined fund) expenses calculated at the rates stated above, assuming a 5% annual return. These tables illustrate how much a shareholder would pay in total expenses if a shareholder sells all of his/her shares at the end of each time period indicated and if the shareholder held his/her shares.

Spartan Government Income
1 year	$ 46
3 years	$ 144
5 years	$ 252
10 years	$ 567
Advisor Government Investment
	Class A		Class T		Class B		Class C		Institutional Class
	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
1 year	$ 551	$ 551	$ 434	$ 434	$ 657	$ 157	$ 263	$ 163	$ 60
3 years	$ 712	$ 712	$ 612	$ 612	$ 786	$ 486	$ 505	$ 505	$ 189
5 years	$ 888	$ 888	$ 805	$ 805	$ 1,039	$ 839	$ 871	$ 871	$ 329
10 years	$ 1,395	$ 1,395	$ 1,362	$ 1,362	$ 1,533A	$ 1,533A	$ 1,900	$ 1,900	$ 738

A Reflects conversion to Class A shares after a maximum of seven years.

Fidelity Government Income
1 year	$ 46
3 years	$ 144
5 years	$ 252
10 years	$ 567
Pro Forma Combined Fund
	Class A		Class T		Class B		Class C		Institutional Class	Retail Class
	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
1 year	$ 547	$ 547	$ 430	$ 430	$ 653	$ 153	$ 259	$ 159	$ 56	$ 46
3 years	$ 700	$ 700	$ 600	$ 600	$ 774	$ 474	$ 493	$ 493	$ 176	$ 144
5 years	$ 867	$ 867	$ 784	$ 784	$ 1,018	$ 818	$ 850	$ 850	$ 307	$ 252
10 years	$ 1,350	$ 1,350	$ 1,317	$ 1,317	$ 1,488A	$ 1,488A	$ 1,856	$ 1,856	$ 689	$ 567

A Reflects conversion to Class A shares after a maximum of seven years.

The pro forma combined example expenses shown above assume that both Reorganizations occur. If only one Reorganization were to occur, pro forma combined example expenses for each participating class of Fidelity Government Income after the applicable Reorganization would appear as shown above.

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund and Class Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund or class.

Performance Comparisons of the Funds

The following information illustrates the changes in each fund's performance from year to year. Performance for Advisor Government Investment is represented by Class T and does not include the effect of Class T's sales charge. Please note that total returns are based on past results and are not an indication of future performance.

Year-by-Year Returns

Spartan Government Income
Calendar Years	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
	2.61%	9.22%	9.04%	-2.08%	12.79%	6.93%	11.54%	2.39%	4.00%	2.46%

During the periods shown in the chart for Spartan Government Income:	Returns	Quarter ended
Highest Quarter Return	6.47%	September 30, 2002
Lowest Quarter Return	-2.65%	June 30, 2004
Year-to-Date Return	-0.69%	March 31, 2006
Advisor Government Investment - Class T A
Calendar Years	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
	2.12%	8.71%	8.32%	-2.44%	12.15%	6.40%	10.84%	1.88%	3.46%	1.98%

During the periods shown in the chart for Class T of Advisor Government Investment:	Returns	Quarter ended
Highest Quarter Return	6.27%	September 30, 2002
Lowest Quarter Return	-2.58%	June 30, 2004
Year-to-Date Return	-0.86%	March 31, 2006

A The returns in the chart do not include the effect of Class T's front-end sales charge. If the effect of the sales charge were reflected, returns would be lower.

Fidelity Government Income
Calendar Years	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
	2.09%	8.93%	8.59%	-2.25%	12.63%	6.72%	10.93%	2.22%	3.60%	2.42%

During the periods shown in the chart for Government Income:	Returns	Quarter ended
Highest Quarter Return	6.23%	September 30, 2002
Lowest Quarter Return	-2.76%	June 30, 2004
Year-to-Date Return	-0.76%	March 31, 2006

The returns in the following table include the effect of Class A's and Class T's maximum applicable front-end sales charge and Class B's and Class C's maximum applicable CDSC. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. After-tax returns for Class T are shown in the table below and after-tax returns for other classes will vary. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

Average Annual Returns

(for the periods ending December 31, 2005)

	Past 1 year	Past 5 years	Past 10 years/Life of class
Spartan Government Income - Return Before Taxes	 2.46%	 5.41%	 5.79%
 Return After Taxes on Distributions	 1.08%	 3.70%	 5.79%
 Return After Taxes on Distributions and Sale of Fund Shares	 1.59%	 3.60%	 3.60%
Advisor Government Investment
Class A - Return Before Taxes	 -2.79%	 3.94%	 4.85%A
Class T - Return Before Taxes	 -1.59%	 4.11%	 4.88%
 Return After Taxes on Distributions	 -2.70%	 2.59%	 2.91%
 Return After Taxes on Distributions and Sale of Fund Shares	 -1.04%	 2.61%	 2.93%
Class B - Return Before Taxes	 -3.64%	 3.83%	 4.80%C
Class C - Return Before Taxes	 0.24%	 4.10%	 4.49%B
Institutional Class - Return Before Taxes	 2.27%	 5.14%	 5.51%
Fidelity Government Income - Return Before Taxes	 2.42%	 5.13%	 5.49%
 Return After Taxes on Distributions	 1.15%	 3.43%	 3.34%
 Return After Taxes on Distributions and Sale of Fund Shares	 1.56%	 3.37%	 3.34%
Lehman Brothers Government Bond Index (reflects no deduction for fees, expenses, or taxes)	 2.65%	 5.39%	 5.94%
Lehman Brothers 75% U.S. Government/25% Mortgage-Backed Securities Index (reflects no deduction for fees, expenses, or taxes)	 2.64%	 5.41%	 6.00%
LipperSM General U.S. Government Funds Average (reflects no deduction for sales charges or taxes)	 2.05%	 4.48%	 4.97%

A From September 3, 1996.

B From November 3, 1997.

C Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.


Forms of Organization

Spartan Government Income and Advisor Government Investment are diversified funds of Fidelity Fixed-Income Trust and Fidelity Advisor Series II, respectively, open-end management investment companies organized as Massachusetts business trusts on December 20, 1988 and April 23, 1986, respectively. Fidelity Government Income is a diversified fund of Fidelity Income Fund, an open-end management investment company organized as a Massachusetts business trust on August 7, 1984. The trusts are authorized to issue an unlimited number of shares of beneficial interest. Because the funds are series of Massachusetts business trusts, organized under substantially similar Declarations of Trusts, the rights of the security holders of Spartan Government Income and Advisor Government Investment under state law and the governing documents are expected to remain unchanged after the Reorganizations. For more information regarding shareholder rights, refer to the section of each fund's Statement of Additional Information called "Description of the Trust."

Operations of Fidelity Government Income Following the Reorganizations

FMR does not expect Fidelity Government Income to revise its investment policies as a result of the Reorganizations. In addition, FMR does not anticipate significant changes to the fund's management or to entities that provide the fund with services. Specifically, the Trustees and officers, the investment adviser, distributor, and other entities will continue to serve Fidelity Government Income in their current capacities. George Fischer, who is currently the portfolio manager of each fund, is expected to continue to be responsible for portfolio management of the surviving fund after the Reorganizations.

All of the current investments of Spartan Government Income and Advisor Government Investment are permissible investments for Fidelity Government Income. Transaction costs associated with adjustments, if any, that occur between shareholder approval and the Closing Date will be borne by the fund that incurs them. Transaction costs associated with such adjustments that occur after the Closing Date will be borne by Fidelity Government Income.

Purchases and Redemptions

Spartan Government Income and Fidelity Government Income

The price to buy one share of Spartan Government Income and Fidelity Government Income is each fund's net asset value per share (NAV). Each fund's shares are sold without a sales charge. Shares are purchased at the next NAV calculated after an investment is received and accepted. Each fund's NAV is normally calculated each business day as of 4:00 p.m. Eastern time.

The redemption policies for each fund are identical.

On July 18, 2006, Spartan Government Income closed to new accounts pending the Reorganizations. Spartan Government Income shareholders as of that date can continue to purchase shares of the fund. Shareholders of Spartan Government Income may redeem shares through the Closing Date of the fund's Reorganization.

Advisor Government Investment

The price to buy one share of Class A or Class T is the class's offering price or the class's NAV, depending on whether a front-end sales charge is paid. The offering price of Class A or Class T is its NAV divided by the difference between one and the applicable front-end sales charge percentage. When you buy Class A or Class T shares at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in Class A or Class T shares. If the purchase qualifies for a front-end sales charge waiver, the price is Class A's or Class T's NAV. The price to buy one share of Class B, Class C, or Institutional Class is that class's NAV.

Shares are purchased at the next offering price of NAV, as applicable, calculated after an investment is received in proper form. Each class's NAV is normally calculated each business day as of 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC.

To the extent that each fund's assets are traded in other markets on days when the NYSE is closed, the value of a fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

The price to sell one share of each class of each fund is the class's NAV, minus any applicable CDSC. Shares will be sold at the next NAV, minus any applicable CDSC, calculated after an order is received in proper form.

Class A and Class T have front-end sales charges of 4.75% and 3.50%, respectively. Class A purchases of $1 million or more will not be subject to a front-end sales charge but may be subject, upon redemption, to a CDSC that declines over 2 years from 0.75% to 0%. Class T purchases of $1 million or more will not be subject to a front-end sales charge but may be subject, upon redemption, to a CDSC of 0.25% if redeemed less than one year after purchase. For other reasons Class A or Class T sales charges may be waived, please refer to the Prospectus and SAI of Advisor Government Investment. Class B and Class C shares may, upon redemption, be assessed CDSC. The CDSC for Class B shares declines over six years from 5.00% to 0%. After a holding period of seven years, Class B shares convert automatically to Class A shares. Class C shares redeemed less than one year after purchase are assessed a CDSC of 1.00%. Institutional Class has neither a front-end sales load or CDSC.

If the Reorganizations are approved, the purchase and redemption policies of the combined fund will remain unchanged. Fidelity Government Income does not currently impose a redemption fee; however, the combined fund reserves the right to adopt a redemption fee in the future if it believes it is appropriate.

Refer to each fund's Prospectus, or Attachment 2 for the Advisor Government Income Classes, for more information regarding how to buy and redeem shares.

Exchanges

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund. The exchange privilege currently being offered by Spartan Government Income and Fidelity Government Income is the same and is not expected to change after the Reorganization. The exchange privilege to be offered by Class A, Class T, Class B, Class C, and Institutional Class of Fidelity Government Income will be the same as the exchange privilege currently offered by each corresponding class of Advisor Government Investment.

For additional information regarding exchanges for a fund or class, see its Prospectus or Attachment 2, as applicable.

Management of the Funds

FMR is each fund's manager. The address of FMR is 82 Devonshire Street, Boston, Massachusetts 02109. As of March 29, 2006, FMR had approximately $9.8 billion in discretionary assets under management. As the manager, FMR has overall responsibility for directing each fund's investments and handling its business affairs.

Fidelity Investments Money Management, Inc. (FIMM), at One Spartan Way, Merrimack, New Hampshire 03054, serves as a sub-adviser for each fund. FIMM has day-to-day responsibility for choosing investments for each fund.

FIMM is an affiliate of FMR. As of March 29, 2006, FIMM had approximately $301.8 billion in discretionary assets under management.

George Fischer is vice president and manager of each fund. Mr. Fischer has managed Spartan Government Income and Fidelity Government Income since January 2003, and Advisor Government Investment since November 2004. He also manages other Fidelity funds. Since joining Fidelity Investments in 1989, Mr. Fischer has worked as a research analyst and portfolio manager.

William Irving is co-manager of Advisor Government Investment, which he has managed since November 2004. He also manages other Fidelity funds. Since joining Fidelity Investments in 1999, Dr. Irving has worked as a quantitative analyst and portfolio manager.

Each fund's Statement of Additional Information, which is incorporated by reference herein, provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Mr. Fischer and/or Dr. Irving.

Dividends and Other Distributions

Each fund distributes substantially all of its net investment income and capital gains to shareholders each year. Each fund declares income dividends daily and pays them monthly. On or before the Closing Date, Spartan Government Income and Advisor Government Investment may declare additional dividends or other distributions in order to distribute substantially all of its investment company taxable income and net realized capital gain.

Federal Income Tax Consequences of the Reorganizations

Each fund will receive an opinion of its counsel, Dechert LLP, that the Reorganizations will constitute tax-free reorganizations within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, no gain or loss will be recognized to the funds or their shareholders as a result of the Reorganizations. Please see the section entitled "Federal Income Tax Considerations" in the Proposal applicable to your fund for more information.

PROPOSAL 1

TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN SPARTAN GOVERNMENT INCOME AND FIDELITY GOVERNMENT INCOME.

The Proposal

Shareholders of Spartan Government Income are being asked to approve the Agreement. By approving the Agreement, shareholders are approving the acquisition of Spartan Government Income by Fidelity Government Income.

Principal Investment Risks

Because both funds invest in U.S. Government securities, they are each subject to the risks associated with fixed-income securities, such as interest rate risk, prepayment risk and credit risk. Moreover, each fund is managed by FMR to have similar overall interest rate risk to the same index.

Many factors affect each fund's performance. Each fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. A fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. It is important to note that neither a fund's share price nor its yield is guaranteed by the U.S. Government. When shares are sold, they may be worth more or less than what was paid for them, which means that you could lose money.

For more information about the principal investment risks of Spartan Government Income and Fidelity Government Income, please see each fund's Prospectus.

Reorganization Plan

The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below in this Proposal 1; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 1 to this Proxy Statement.

The Agreement contemplates (a) Fidelity Government Income acquiring as of the Closing Date all of the assets of Spartan Government Income in exchange solely for shares of Fidelity Government Income (Retail Class) and the assumption by Fidelity Government Income of Spartan Government Income's liabilities; and (b) the distribution of shares of Fidelity Government Income (Retail Class) to the shareholders of Spartan Government Income as provided for in the Agreement.

The value of Spartan Government Income's assets to be acquired by Fidelity Government Income and the amount of its liabilities to be assumed by Fidelity Government Income will be determined as of the close of business of the NYSE on the Closing Date, using the valuation procedures set forth in Spartan Government Income's then-current Prospectus and Statement of Additional Information. The net asset value of a share of Fidelity Government Income will be determined as of the same time using the valuation procedures set forth in its then-current Prospectus and Statement of Additional Information.

As of the Closing Date, Fidelity Government Income will deliver to Spartan Government Income, and Spartan Government Income will distribute to its shareholders of record, shares of Fidelity Government Income, so that each Spartan Government Income shareholder will receive the number of full and fractional shares of Fidelity Government Income equal in value to the aggregate net asset value of shares of Spartan Government Income held by such shareholder on the Closing Date; Spartan Government Income will be liquidated as soon as practicable thereafter. Each Spartan Government Income shareholder's account shall be credited with the respective pro rata number of full and fractional shares of Fidelity Government Income due that shareholder.

Accordingly, immediately after the Reorganization, each former Spartan Government Income shareholder will own shares of Fidelity Government Income (Retail Class) equal to the aggregate net asset value of that shareholder's shares of Spartan Government Income immediately prior to the Reorganization. The net asset value per share of Fidelity Government Income will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder's interest.

Any transfer taxes payable upon issuance of shares of Fidelity Government Income in a name other than that of the registered holder of the shares on the books of Spartan Government Income as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Spartan Government Income is and will continue to be its responsibility up to and including the Closing Date and such later date on which Spartan Government Income is liquidated.

Pursuant to its all-inclusive management contract with Spartan Government Income, FMR will bear the cost of the Reorganization, including professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and proxy statements, together with the cost of any supplementary solicitation. However, there may be some transaction costs associated with portfolio adjustments to Spartan Government Income and Fidelity Government Income due to the Reorganization prior to the Closing Date that will be borne by Spartan Government Income and Fidelity Government Income, respectively. Any transaction costs associated with portfolio adjustments to Spartan Government Income and Fidelity Government Income due to the Reorganization which occur after the Closing Date and any additional merger-related costs attributable to Fidelity Government Income which occur after the Closing Date will be borne by Fidelity Government Income. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments. See the section entitled "Reasons for the Reorganization" in this Proposal 1.

The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting.

Reasons for the Reorganization

The Board of Trustees (the Board) of each fund has determined that the Reorganization is in the best interests of the shareholders of each fund and that the Reorganization will not result in a dilution of the interests of shareholders of either fund. Each Board has unanimously approved the Agreement and the Reorganization and recommends that Spartan Government Income shareholders vote in favor of the Reorganization by approving the Agreement.

In considering the Reorganization, each Board considered a number of factors, including the following:

(1) the compatibility of the funds' investment objectives and policies;

(2) various potential shareholder benefits of the Reorganization;

(3) the historical performance of the funds;

(4) the relative expense ratios of the funds;

(5) the costs to be incurred by each fund as a result of the Reorganization;

(6) the tax consequences of the Reorganization;

(7) the relative size of the funds;

(8) the elimination of duplicative funds; and

(9) the benefits to FMR and its affiliates.

FMR recommended the Reorganization to the Board at a meeting of the Board on April 20, 2006. In recommending the Reorganization, FMR advised the Board that the funds have very similar investment policies and are managed similarly. FMR informed the Board that Fidelity Government Income has an investment objective that may be viewed as more conservative than Spartan Government Income. FMR informed the Board that the funds differed primarily with respect to their expense structures and investment minimums.

The Board considered that the Reorganization would provide shareholders of Spartan Government Income with a cap on expenses that could not be increased without shareholder vote. The Board also considered that that the Reorganization would combine a smaller fund into a larger fund, resulting in operating and management efficiencies, potentially benefitting FMR and its affiliates.

The Reorganization is intended to permit Spartan Government Income shareholders to exchange their investment for an investment in Fidelity Government Income without recognizing gain or loss for federal income tax purposes. By contrast, if a Spartan Government Income shareholder were to redeem his or her shares to invest in Fidelity Government Income or another fund, the transaction would likely be a taxable event for the shareholder. After the Reorganization, shareholders may redeem any or all of their Fidelity Government Income shares at net asset value at any time, at which point they would recognize a taxable gain or loss.

Description of the Securities to be Issued

Fidelity Income Fund (Income Fund) is registered with the SEC as an open-end management investment company. The Trustees of Income Fund are authorized to issue an unlimited number of shares of beneficial interest of separate series. Fidelity Government Income is one of five funds in the trust. Each share of Fidelity Government Income represents an equal proportionate interest with each other share of the fund, and each such share of Fidelity Government Income is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of the fund is entitled to one vote for each dollar value of net asset value of the fund that shareholder owns. Shares of Fidelity Government Income have no preemptive or conversion rights. The voting and dividend rights, the right of redemption, and the privilege of exchange are described in the fund's Prospectus. Shares are fully paid and nonassessable, except as set forth in the fund's Statement of Additional Information under the heading "Shareholder Liability."

Income Fund is not required to hold annual meetings of shareholders, and the trust currently does not intend to hold regular shareholder meetings. Income Fund is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees holding office have been elected by shareholders. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees also are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.

Federal Income Tax Considerations

The exchange of Spartan Government Income's assets for Fidelity Government Income's shares and the assumption of the liabilities of Spartan Government Income by Fidelity Government Income is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to the Reorganization, the participating funds will receive an opinion from Dechert LLP, counsel to Spartan Government Income and Fidelity Government Income, substantially to the effect that:

(i) The acquisition by Fidelity Government Income of all of the assets of Spartan Government Income solely in exchange for Fidelity Government Income shares and the assumption by Fidelity Government Income of Spartan Government Income's liabilities, followed by the distribution by Spartan Government Income of Fidelity Government Income shares to the shareholders of Spartan Government Income pursuant to the liquidation of Spartan Government Income and constructively in exchange for their Spartan Government Income shares, will constitute a reorganization within the meaning of section 368(a) of the Code;

(ii) No gain or loss will be recognized by Spartan Government Income upon the transfer of all of its assets to Fidelity Government Income in exchange solely for Fidelity Government Income shares and Fidelity Government Income's assumption of Spartan Government Income's liabilities, followed by Spartan Government Income's subsequent distribution of those shares to shareholders in liquidation of Spartan Government Income;

(iii) No gain or loss will be recognized by Fidelity Government Income upon the receipt of the assets of Spartan Government Income in exchange solely for Fidelity Government Income shares and its assumption of Spartan Government Income's liabilities;

(iv) The shareholders of Spartan Government Income will recognize no gain or loss upon the exchange of their Spartan Government Income shares solely for Fidelity Government Income shares;

(v) The basis of Spartan Government Income's assets in the hands of Fidelity Government Income will be the same as the basis of those assets in the hands of Spartan Government Income immediately prior to the Reorganization, and the holding period of those assets in the hands of Fidelity Government Income will include the holding period of those assets in the hands of Spartan Government Income (except where investments activities of Fidelity Government Income have the effect of reducing or eliminating a holding period with respect to an asset);

(vi) The basis of Spartan Government Income shareholders in Spartan Government Income shares will be the same as their basis in Spartan Government Income shares to be surrendered in exchange therefor; and

(vii) The holding period of the Spartan Government Income shares to be received by the Spartan Government Income shareholders will include the period during which the Spartan Government Income shares to be surrendered in exchange therefor were held, provided such Spartan Government Income shares were held as capital assets by those shareholders on the date of the Reorganization.

Shareholders of Spartan Government Income should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capitalization

The following table shows the capitalization of the funds as of January 31, 2006 and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Spartan Government Income	$ 817,988,246	$ 10.86	75,304,707
Fidelity Government Income	$ 5,730,367,376	$ 10.09	568,107,834
Pro Forma Combined Fund	$ 6,548,355,622	$ 10.09	649,177,036

The capitalization table above assumes the Reorganization was consummated on January 31, 2006, and is for information purposes only. No assurance can be given as to how many shares of Fidelity Government Income will be received by shareholders of Spartan Government Income on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Fidelity Government Income that actually will be received on or after such date.

Conclusion

The Agreement and the Reorganization were approved by the Board at a meeting held on April 20, 2006. The Boards of Trustees of Fixed-Income Trust and Income Fund determined that the proposed Reorganization is in the best interests of shareholders of each fund and that the interests of existing shareholders of Spartan Government Income and Fidelity Government Income would not be diluted as a result of the Reorganization. In the event that the Reorganization is not consummated, Spartan Government Income will continue to engage in business as a fund of a registered investment company and the Board of Fixed-Income Trust will consider other proposals for the reorganization or liquidation of the fund.

The Trustees of Fixed-Income Trust unanimously recommend approval of the Agreement and Plan of Reorganization.

PROPOSAL 2

TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN ADVISOR GOVERNMENT INVESTMENT AND FIDELITY GOVERNMENT INCOME.

The Proposal

Shareholders of Advisor Government Investment are being asked to approve the Agreement. By approving the Agreement, shareholders are approving the acquisition of Advisor Government Investment by Fidelity Government Income.

Principal Investment Risks

Because both funds invest in U.S. Government securities, they are each subject to the risks associated with fixed-income securities, such as interest rate risk, prepayment risk and credit risk. Moreover, each fund is managed by FMR to have similar overall interest rate risk to the same index.

Many factors affect each fund's performance. Each fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. A fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. It is important to note that neither a fund's share price nor its yield is guaranteed by the U.S. Government. When shares are sold, they may be worth more or less than what was paid for them, which means that you could lose money.

For more information about the principal investment risks of Fidelity Government Income, please see Fidelity Government Income's Prospectus. For more information about the principal investment risks of Advisor Government Investment, please see Advisor Government Investment's Prospectuses and Attachment 2.

Reorganization Plan

The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below in this Proposal 2; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 2 to this Proxy Statement.

The Agreement contemplates (a) Fidelity Government Income acquiring as of the Closing Date all of the assets of Advisor Government Investment in exchange solely for corresponding shares of the Advisor Government Income Classes and the assumption by Fidelity Government Income of Advisor Government Investment's liabilities; and (b) the distribution of shares of the Advisor Government Income Classes to the shareholders of the corresponding class of Advisor Government Investment as provided for in the Agreement.

The value of Advisor Government Investment's assets to be acquired by Fidelity Government Income and the amount of its liabilities to be assumed by Fidelity Government Income will be determined as of the close of business of the NYSE on the Closing Date, using the valuation procedures set forth in Advisor Government Investment's then-current Prospectus and Statement of Additional Information. The net asset value of a share of the Advisor Government Income Classes will be determined as of the same time using the valuation procedures set forth in its then-current Prospectus and Statement of Additional Information.

As of the Closing Date, Fidelity Government Income will deliver to Advisor Government Investment, and Advisor Government Investment will distribute to its shareholders of record, Advisor Government Income Class shares, so that each shareholder of the corresponding class of Advisor Government Investment will receive the number of full and fractional Advisor Government Income Class shares equal in value to the net asset value of the corresponding class of shares of Advisor Government Investment held by such shareholder on the Closing Date. Advisor Government Investment will be liquidated as soon as practicable thereafter. Each Advisor Government Investment shareholder's account shall be credited with the respective number of full and fractional shares of the Advisor Government Income Class due that shareholder.

Accordingly, immediately after the Reorganization, each former Advisor Government Investment Class A, Class T, Class B, Class C and Institutional Class shareholder will own the same class of shares of Fidelity Government Income equal to the net asset value of that shareholder's Class A, Class T, Class B, Class C, and Institutional Class of Advisor Government Investment immediately prior to the Reorganization. The net asset value per share of Fidelity Government Income will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder's interest.

Any transfer taxes payable upon issuance of shares of Fidelity Government Income in a name other than that of the registered holder of the shares on the books of Advisor Government Investment as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Advisor Government Investment is and will continue to be its responsibility up to and including the Closing Date and such later date on which Advisor Government Investment is liquidated.

Pursuant to its management contract with Advisor Government Investment, Advisor Government Investment will bear the cost of the Reorganization, including professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and proxy statements, together with the cost of any supplementary solicitation, provided the expenses do not exceed each class's voluntary expense cap Expenses exceeding each class's voluntary expense cap will be paid by FMR. However, there may be some transaction costs associated with portfolio adjustments to Advisor Government Investment and Fidelity Government Income due to the Reorganization prior to the Closing Date that will be borne by Advisor Government Investment and Fidelity Government Income, respectively. Any transaction costs associated with portfolio adjustments to Advisor Government Investment and Fidelity Government Income due to the Reorganization which occur after the Closing Date and any additional merger-related costs attributable to Fidelity Government Income which occur after the Closing Date will be borne by Fidelity Government Income. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments. See the section entitled "Reasons for the Reorganization" in this Proposal 2.

The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting.

Reasons for the Reorganization

The Board of Trustees (the Board) of each fund has determined that the Reorganization is in the best interests of the shareholders of each fund and that the Reorganization will not result in a dilution of the interests of shareholders of either fund. Each Board has unanimously approved the Agreement and the Reorganization and recommends that Advisor Government Investment shareholders vote in favor of the Reorganization by approving the Agreement.

In considering the Reorganization, each Board considered a number of factors, including the following:

(1) the compatibility of the funds' investment objectives and policies;

(2) various potential shareholder benefits of the Reorganization;

(3) the historical performance of the funds;

(4) the relative expense ratios of the funds;

(5) the costs to be incurred by each fund as a result of the Reorganization;

(6) the tax consequences of the Reorganization;

(7) the relative size of the funds;

(8) the elimination of duplicative funds; and

(9) the benefit to FMR and its affiliates.

FMR recommended the Reorganization to the Board at a meeting of the Board on April 20, 2006. In recommending the Reorganization, FMR advised the Board that the funds have very similar investment policies and are managed similarly. FMR informed the Board that Fidelity Government Income has an investment objective that may be viewed as more conservative than Advisor Government Investment. FMR informed the Board that the funds differed primarily with respect to their expense structures.

The Board considered that the Reorganization would provide shareholders of Advisor Government Investment with lower total ordinary operating expenses as well as a contractual limitation on fund-level expenses that could not be increased without shareholder vote. The Board also considered that that the Reorganization would combine a smaller fund into a larger fund, resulting in operating and management efficiencies, potentially benefitting FMR.

The Reorganization is intended to permit Advisor Government Investment shareholders to exchange their investment for an investment in Fidelity Government Income without recognizing gain or loss for federal income tax purposes. By contrast, if an Advisor Government Investment shareholder were to redeem his or her shares to invest in Fidelity Government Income or another fund, the transaction would likely be a taxable event for the shareholder. After the Reorganization, shareholders may redeem any or all of their Fidelity Government Income shares at net asset value at any time, at which point they would recognize a taxable gain or loss.

Description of the Securities to be Issued

Fidelity Income Fund (Income Fund) is registered with the SEC as an open-end management investment company. The Trustees of Income Fund are authorized to issue an unlimited number of shares of beneficial interest of separate series. Fidelity Government Income is one of five funds in the trust. Each shareholder of the fund is entitled to one vote for each dollar value of net asset value of the fund that shareholder owns.

The Advisor Government Income Classes will be created to facilitate of the Reorganization and will not commence operations until approximately the date of the Reorganization. Each class will launch with the same net asset value per share as that of Fidelity Government Income (Retail Class) on the Closing Date. Advisor Government Income Class shares will have no preemptive or conversion rights (other than shares of Advisor Government Income - Class B that convert to shares of Advisor Government Income - Class A after seven years). The voting and dividend rights, the right of redemption, and the privilege of exchange are described in Attachment 2. When issued, Advisor Government Income Class shares will be fully paid and nonassessable, except as set forth in the fund's then current Statement of Additional Information under the heading "Shareholder and Trustee Liability."

Income Fund is not required to hold annual meetings of shareholders, and the trust currently does not intend to hold regular shareholder meetings. Income Fund is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees holding office have been elected by shareholders. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees also are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.

Federal Income Tax Considerations

The exchange of Advisor Government Investment's assets for Advisor Government Income Class shares and the assumption of the liabilities of Advisor Government Investment by Fidelity Government Income is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to the Reorganization, the participating funds will receive an opinion from Dechert LLP, counsel to Advisor Government Investment and Fidelity Government Income, substantially to the effect that:

(i) The acquisition by Fidelity Government Income of all of the assets of Advisor Government Investment solely in exchange for Advisor Government Income Class shares and the assumption by Fidelity Government Income of Advisor Government Investment's liabilities, followed by the distribution by Advisor Government Investment of Advisor Government Income Class shares to the shareholders of the corresponding class of Advisor Government Investment pursuant to the liquidation of Advisor Government Investment, will constitute a reorganization within the meaning of section 368(a) of the Code;

(ii) No gain or loss will be recognized by Advisor Government Investment upon the transfer of all of its assets to Fidelity Government Income in exchange solely for Fidelity Government Income Class Shares and Fidelity Government Income's assumption of Advisor Government Investment's liabilities, followed by Advisor Government Investment's subsequent distribution of those shares to shareholders in liquidation of Advisor Government Investment;

(iii) No gain or loss will be recognized by Fidelity Government Income upon the receipt of the assets of Advisor Government Investment in exchange solely for Advisor Government Income Class shares and its assumption of Advisor Government Investment's liabilities;

(iv) The shareholders of Advisor Government Investment will recognize no gain or loss upon the exchange of their Advisor Government Investment shares solely for Fidelity Government Income shares of the corresponding class;

(v) The basis of Advisor Government Investment's assets in the hands of Fidelity Government Income will be the same as the basis of those assets in the hands of Advisor Government Investment immediately prior to the Reorganization, and the holding period of those assets in the hands of Fidelity Government Income will include the holding period of those assets in the hands of Advisor Government Investment (except where investment activities of Fidelity Government Income have the effect of reducing or eliminating a holding period with respect to an asset);

(vi) The basis of Advisor Government Investment shareholders in Advisor Government Income Class shares will be the same as their basis in Advisor Government Investment shares to be surrendered in exchange therefor; and

(vii) The holding period of the Advisor Government Income Class shares to be received by the Advisor Government Investment shareholders will include the period during which the Advisor Government Investment shares of the corresponding class to be surrendered in exchange therefor were held, provided such Advisor Government Investment shares were held as capital assets by those shareholders on the date of the Reorganization.

Shareholders of Advisor Government Investment should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capitalization

The following table shows the capitalization of the funds as of January 31, 2006 and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Advisor Government Investment
Class A	$ 92,292,514	$ 9.93	9,295,343
Class T	$ 226,505,149	$ 9.92	22,828,347
Class B	$ 81,159,428	$ 9.91	8,188,149
Class C	$ 49,871,681	$ 9.92	5,027,531
Institutional Class	$ 525,004,763	$ 9.87	53,176,542
Fidelity Government Income	$ 5,730,367,376	$ 10.09	 568,107,834
Pro Forma Combined Fidelity Advisor Government Income
 Class A*	$ 92,292,514	$ 10.09	 9,146,929
 Class T*	$ 226,505,149	$ 10.09	 22,448,479
 Class B*	$ 81,159,428	$ 10.09	 8,043,551
 Class C*	$ 49,871,681	$ 10.09	 4,942,684
 Institutional Class*	$ 525,004,763	$ 10.09	 52,032,187
 Retail Class	$ 5,730,367,376	$ 10.09	 568,107,834

* Advisor Government Income Class shares will be created immediately prior to the Reorganization. Initial per share value is presumed to equal that of current Fidelity Government Income shares.

The capitalization table above assumes the Reorganization was consummated on January 31, 2006, and is for information purposes only. No assurance can be given as to how many Advisor Government Income Class shares will be received by shareholders of Advisor Government Investment on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of Advisor Government Income Class shares that actually will be received on or after such date.

Conclusion

The Agreement and the Reorganization were approved by the Board at a meeting held on April 20, 2006. The Boards of Trustees of Advisor Series II and Income Fund determined that the proposed Reorganization is in the best interests of shareholders of each fund and that the interests of existing shareholders of Advisor Government Investment and Fidelity Government Income would not be diluted as a result of the Reorganization. In the event that the Reorganization is not consummated, Advisor Government Investment will continue to engage in business as a fund of a registered investment company and the Board of Advisor Series II will consider other proposals for the reorganization or liquidation of the fund.

The Trustees of Advisor Series II unanimously recommend approval of the Agreement and Plan of Reorganization.

ADDITIONAL INFORMATION ABOUT FIDELITY GOVERNMENT INCOME

Fidelity Government Income's prospectus dated September 29, 2005, is enclosed with this Proxy Statement and is incorporated herein by reference. The prospectus contains additional information about the fund including its investment objective and policies, investment adviser, advisory fees and expenses, organization, and procedures for purchasing and redeeming shares. The prospectus also contains Fidelity Government Income's financial highlights for the fiscal year ended July 31, 2005, updated to include the semiannual unaudited data for the six months ended January 31, 2006, as shown below:

Financial Highlights - Fidelity Government Income

	Six months ended January 31, 2006	Years ended July 31,
	(Unaudited)	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 10.20	$ 10.13	$ 10.16	$ 10.30	$ 9.98	$ 9.49
Income from Investment Operations
Net investment income D	.198	.329	.307	.374	.452 F	.577
Net realized and unrealized gain (loss)	(.097)	.097	.124	(.014)	.335 F	.525
Total from investment operations	.101	.426	.431	.360	.787	1.102
Distributions from net investment income	(.211)	(.321)	(.301)	(.370)	(.467)	(.612)
Distributions from net realized gain	-	(.035)	(.160)	(.130)	-	-
Total distributions	(.211)	(.356)	(.461)	(.500)	(.467)	(.612)
Net asset value, end of period	$ 10.09	$ 10.20	$ 10.13	$ 10.16	$ 10.30	$ 9.98
Total Return B, C	1.00%	4.24%	4.30%	3.45%	8.08%	11.92%
Ratios to Average Net Assets E
Expenses before reductions	.45% A	.58%	.63%	.65%	.69%	.61%
Expenses net of fee waivers, if any	.45% A	.58%	.63%	.65%	.69%	.61%
Expenses net of all reductions	.44% A	.58%	.63%	.65%	.68%	.60%
Net investment income	3.88% A	3.21%	3.01%	3.56%	4.50% F	5.91%
Supplemental Data
Net assets, end of period (in millions)	$ 5,730	$ 5,127	$ 4,168	$ 3,622	$ 2,920	$ 2,154
Portfolio turnover rate	109% A	114%	224%	253%	284%	214%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

F Effective August 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Information applicable to the Advisor Government Income Classes is provided in Attachment 2.

MISCELLANEOUS

Legal Matters. Certain legal matters in connection with the issuance of Fidelity Government Income shares have been passed upon by Dechert LLP, counsel to Fidelity Income Fund.

The audited financial statements of Spartan Government Income and Fidelity Government Income are incorporated by reference into the Statements of Additional Information, and have been examined by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports thereon are included in the Annual Report to Shareholders for the fiscal year ended April 30, 2006 for Spartan Government Income and July 31, 2005 for Fidelity Government Income. The audited financial statements of Advisor Government Investment are incorporated by reference into the Statement of Additional Information, and have been examined by Deloitte & Touche LLP, independent registered public accounting firm, whose reports thereon are included in the Annual Report to Shareholders for the fiscal year ended October 31, 2005. The financial statements audited by Deloitte & Touche LLP and PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

Available Information. Fixed-Income Trust, Advisor Series II and Fidelity Income Fund are each subject to the informational requirements of the Securities and Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports, proxy material, and other information with the Commission. Such reports, proxy material, and other information can be inspected and copied at the SEC's Public Reference Room in Washington D.C. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees. Please advise Fixed-Income Trust and Advisor Series II, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, Massachusetts 02102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.

Attachment 1

EXCERPTS FROM THE ANNUAL REPORT OF FIDELITY GOVERNMENT INCOME FUND
DATED JULY 31, 2005

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2005	Past 1 year	Past 5 years	Past 10 years
Fidelity Government Income Fund	4.24%	6.35%	6.07%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Government Income Fund on July 31, 1995. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers Government Bond Index performed over the same period.

Comments from George Fischer, Portfolio Manager of Fidelity® Government Income Fund

Not unlike the domestic equity markets, taxable bonds swung up and down during the 12 months ending July 31, 2005, rallying early in the period, then selling off in late winter, only to advance again in the spring. During the one-year period, the Lehman Brothers® Aggregate Bond Index - a measure of the overall investment-grade bond universe - rose 4.79%. Much of this gain came on the strength of returns from higher-yielding spread sectors, such as investment-grade corporates, reflected in the 5.76% return of the Lehman Brothers Credit Bond Index over the 12-month period. Mortgage-backed securities were spurred on by the relative stability of long-term interest rates, and the Lehman Brothers Mortgage-Backed Securities gained 4.67%. Treasuries also bolstered the overall market, as illustrated by the 4.62% return of the Lehman Brothers U.S. Treasury Index, which moved ahead on a flight to quality as investors continued to ponder the future direction of the U.S. economy. The Lehman Brothers U.S. Agency Index returned a more modest 3.88%.

For the 12 months ending July 31, 2005, the fund gained 4.24%, while the Lehman Brothers 75% U.S. Government/25% Mortgage-Backed Securities Index returned 4.46% and the LipperSM General U.S. Government Funds Average returned 4.24%. Aiding the fund's performance was my sector selection. In particular, my decisions to maintain an overweighting relative to the index in agency securities throughout the year, while significantly underweighting Treasuries, worked out well, as agencies outpaced similar-duration Treasuries. Within the Treasury sector, an allocation to Treasury Inflation-Protected Securities (TIPS) also contributed to the fund's performance, as they fared well throughout most of the year. In addition, my yield-curve strategy - which involved positioning the fund for a flattening of the curve - worked in our favor. In terms of disappointments, the fund's performance probably would have been helped had I owned more mortgage securities, which outpaced agencies during much of the past year.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Attachment 2

INFORMATION APPLICABLE TO ADVISOR GOVERNMENT INCOME
CLASS SHARES

Investment Details

Investment Objective

Advisor Government Income Fund seeks a high level of current income.

Principal Investment Strategies

FMR normally invests the fund's assets in U.S. Government securities and instruments related to U.S. Government securities. Certain issuers of U.S. Government securities are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury. FMR normally invests at least 80% of the fund's assets in U.S. Government securities and repurchase agreements for those securities. FMR does not currently intend to invest more than 40% of the fund's assets in mortgage securities.

FMR uses an index that represents the market for the types of securities in which the fund invests as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. As of October 31, 2005, FMR was using the Lehman Brothers 75% U.S. Government/25% Mortgage-Backed Securities Index in managing the fund's investments. As of October 31, 2005, the fund's dollar-weighted average maturity was approximately 6.4 years and the index's dollar-weighted average maturity was approximately 6.5 years. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.

FMR allocates assets among different market sectors (for example, U.S. Treasury or U.S. Government agency securities) and different maturities based on its view of the relative value of each sector or maturity.

In buying and selling securities for the fund, FMR analyzes a security's structural features and current price compared to its estimated long-term value, any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer.

In addition to the principal investment strategies discussed above, FMR may use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values.

U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security. Certain issuers of U.S. Government securities, including Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury. U.S. Government securities include mortgage and other asset-backed securities.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

Principal Investment Risks

Many factors affect the fund's performance. The fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. It is important to note that neither the fund's share price nor its yield is guaranteed by the U.S. Government. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

The following factors can significantly affect the fund's performance:

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

Advisor Government Income Fund seeks a high level of current income.

Shareholder Notice

The following policy is subject to change only upon 60 days' prior notice to shareholders:

Advisor Government Income Fund normally invests at least 80% of its assets in U.S. Government securities and repurchase agreements for those securities.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

A class's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates each class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). The fund's assets are valued as of this time for the purpose of computing each class's NAV.

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While the fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Buying and Selling Shares

General Information

For account, product, and service information, please call 1-877-208-0098 (8:30 a.m. - 7:00 p.m. Eastern time, Monday through Friday).

Please use the following addresses:

Buying or Selling Shares

Fidelity Investments
P.O. Box 770002
Cincinnati, OH 45277-0081

Overnight Express
Fidelity Investments
100 Crosby Parkway
Covington, KY 41015

You may buy or sell Class A, Class T, Class B, Class C, or Institutional Class shares of the fund through a retirement account or an investment professional. When you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging Class A, Class T, Class B, Class C, or Institutional Class shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in Class A, Class T, Class B, Class C, or Institutional Class shares of the fund, including a transaction fee if you buy or sell Class A, Class T, Class B, Class C, or Institutional Class shares of the fund through a broker or other investment professional.

Certain methods of contacting Fidelity, such as by telephone, may be unavailable or delayed (for example, during periods of unusual market activity).

The different ways to set up (register) your account with Fidelity are listed in the following table.

Ways to Set Up Your Account
Individual or Joint Tenant For your general investment needs
Retirement For tax-advantaged retirement savings
Traditional Individual Retirement Accounts (IRAs)
Roth IRAs
Rollover IRAs
401(k) Plans and certain other 401(a)-qualified plans
Keogh Plans
SIMPLE IRAs
Simplified Employee Pension Plans (SEP-IRAs)
Salary Reduction SEP-IRAs (SARSEPs)
Gifts or Transfers to a Minor (UGMA, UTMA) To invest for a child's education or other future needs
Trust For money being invested by a trust
Business or Organization For investment needs of corporations, associations, partnerships, or other groups

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges.

For example, the fund may reject any purchase orders, including exchanges, from market timers or investors that, in FMR's opinion, may be disruptive to the fund.

Buying Shares

(For Class A, Class T, Class B, or Class C)

The price to buy one share of Class A or Class T is the class's offering price or the class's NAV, depending on whether you pay a front-end sales charge.

For Class B or Class C, the price to buy one share is the class's NAV. Class B or Class C shares are sold without a front-end sales charge, but may be subject to a CDSC upon redemption.

If you pay a front-end sales charge, your price will be Class A's or Class T's offering price. When you buy Class A or Class T shares at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in Class A or Class T shares of the fund. If you qualify for a front-end sales charge waiver, your price will be Class A's or Class T's NAV.

The offering price of Class A or Class T is its NAV plus the sales charge. The offering price is calculated by dividing Class A's or Class T's NAV by the difference between one and the applicable front-end sales charge percentage and rounding to the nearest cent.

The dollar amount of the sales charge for Class A or Class T is the difference between the offering price of the shares purchased and the NAV of those shares. Since the offering price per share is calculated to the nearest cent using standard rounding criteria, the percentage sales charge you actually pay may be higher or lower than the sales charge percentages shown in this attachment due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Your investment professional can help you choose the class of shares that best suits your investment needs.

(For Institutional Class)

Institutional Class shares are offered to:

1. Employee benefit plans investing through an intermediary. For this purpose, employee benefit plans generally include profit sharing, 401(k), and 403(b) plans, but do not include: IRAs; SIMPLE, SEP, or SARSEP plans; plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans); health savings accounts; or plans investing through the Fidelity Advisor 403(b) program;

2. Insurance company separate accounts;

3. Broker-dealer, registered investment adviser, insurance company, trust institution and bank trust department managed account programs that charge an asset-based fee;

4. Current or former Trustees or officers of a Fidelity fund or current or retired officers, directors, or regular employees of FMR Corp. or Fidelity International Limited (FIL) or their direct or indirect subsidiaries (Fidelity Trustee or employee), spouses of Fidelity Trustees or employees, Fidelity Trustees or employees acting as a custodian for a minor child, or persons acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;

5. Qualified tuition programs for which FMR or an affiliate serves as investment manager, or mutual funds managed by Fidelity or other parties;

6. Non-U.S. public and private retirement programs and non-U.S. insurance companies, if approved by Fidelity; and

7. Broker-dealer, registered investment adviser, insurance company, trust institution and bank trust department health savings account programs.

The price to buy one share of Institutional Class is the class's NAV. Institutional Class shares are sold without a sales charge.

(For All Classes)

Your shares will be bought at the next offering price or NAV, as applicable, calculated after your order is received in proper form.

It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
  Fidelity does not accept cash.
  When making a purchase with more than one check, each check must have a value of at least $50.
  Fidelity reserves the right to limit the number of checks processed at one time.
  Fidelity must receive payment within three business days after an order for shares is placed; otherwise your purchase order may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.
  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.
  Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.

Certain financial institutions that meet creditworthiness criteria established by Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses.

Minimums
To Open an Account	$2,500
For certain Fidelity Advisor retirement accounts A	$500
Through regular investment plansB	$100
To Add to an Account	$100
Minimum Balance	$1,000
For certain Fidelity Advisor retirement accounts A	None

A Fidelity Advisor Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA, and Keogh accounts.

B An account may be opened with a minimum of $100, provided that a regular investment plan is established at the time the account is opened.

There is no minimum account balance or initial or subsequent purchase minimum for (i) certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts or (ii) certain mutual fund wrap program accounts. An eligible wrap program must offer asset allocation services, charge an asset-based fee to its participants for asset allocation and/or other advisory services, and meet trading and other operational requirements under an appropriate agreement with FDC. In addition, the fund may waive or lower purchase minimums in other circumstances.

Purchase and account minimums are waived for purchases of Class T shares with distributions from a Fidelity Defined Trust account.

Purchase amounts of more than $49,999 will not be accepted for Class B shares.

Key Information
Phone

To Open an Account

  Exchange from the same class of another Fidelity fund that offers Advisor classes of shares or from certain other Fidelity funds. Call your investment professional or call Fidelity at the appropriate number found in "General Information."

To Add to an Account

  Exchange from the same class of another Fidelity fund that offers Advisor classes of shares or from certain other Fidelity funds. Call your investment professional or call Fidelity at the appropriate number found in "General Information."
  Use Fidelity Advisor Money Line® to transfer from your bank account. Call your investment professional or call Fidelity at the appropriate number found in "General Information."

Mail Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081

To Open an Account

  Complete and sign the application. Make your check payable to the complete name of the fund and note the applicable class. Mail to your investment professional or to the address at left.

To Add to an Account

  Make your check payable to the complete name of the fund and note the applicable class. Indicate your fund account number on your check and mail to your investment professional or to the address at left.
  Exchange from the same class of other Fidelity funds that offer Advisor classes of shares or from certain other Fidelity funds. Send a letter of instruction to your investment professional or to the address at left, including your name, the funds' names, the applicable class names, the fund account numbers, and the dollar amount or number of shares to be exchanged.

In Person	To Open an Account Bring your application and check to your investment professional. To Add to an Account Bring your check to your investment professional.
Wire

To Open an Account

  Call your investment professional or call Fidelity at the appropriate number found in "General Information" to set up your account and to arrange a wire transaction.
  Wire to: Deutsche Bank Trust Company Americas, Bank Routing # 021001033, Account # 00159759.
  Specify the complete name of the fund, note the applicable class, and include your new fund account number and your name.

To Add to an Account

  Wire to: Deutsche Bank Trust Company Americas, Bank Routing # 021001033, Account # 00159759.
  Specify the complete name of the fund, note the applicable class, and include your fund account number and your name.

Automatically

To Open an Account

  Not available.

To Add to an Account

  Use Fidelity Advisor Systematic Investment Program.
  Use Fidelity Advisor Systematic Exchange Program to exchange from certain Fidelity money market funds or a Fidelity fund that offers Advisor classes of shares.

Selling Shares

The price to sell one share of Class A, Class T, Class B, or Class C is the class's NAV, minus any applicable CDSC. The price to sell one share of Institutional Class is the class's NAV.

If appropriate to protect shareholders, the fund may impose a redemption fee (trading fee) on redemptions from the fund.

Any applicable CDSC is calculated based on your original redemption amount.

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus any applicable CDSC. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

  You wish to sell more than $100,000 worth of shares;
  The address on your account (record address) has changed within the last 15 or 30 days, depending on your account, and you wish to sell $10,000 or more of shares;
  You are requesting that a check be mailed to a different address than the record address;
  You are requesting that redemption proceeds be paid to someone other than the account owner; or
  The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open, except accounts not subject to account minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Unless otherwise instructed, Fidelity will send a check to the record address.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

To sell shares issued with certificates, call Fidelity for instructions. The fund no longer issues share certificates.

Key Information
Phone
  Call your investment professional or call Fidelity at the appropriate number found in "General Information" to initiate a wire transaction or to request a check for your redemption.
  Use Fidelity Advisor Money Line to transfer to your bank account. Call your investment professional or call Fidelity at the appropriate number found in "General Information."
  Exchange to the same class of other Fidelity funds that offer Advisor classes of shares or to certain other Fidelity funds. Call your investment professional or call Fidelity at the appropriate number found in "General Information."

Mail Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Send a letter of instruction to your investment professional or to the address at left, including your name, the fund's name, the applicable class name, your fund account number, and the dollar amount or number of shares to be sold. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Retirement Account

  The account owner should complete a retirement distribution form. Call your investment professional or call Fidelity at the appropriate number found in "General Information" to request one.

Trust

  Send a letter of instruction to your investment professional or to the address at left, including the trust's name, the fund's name, the applicable class name, the trust's fund account number, and the dollar amount or number of shares to be sold. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Send a letter of instruction to your investment professional or to the address at left, including the firm's name, the fund's name, the applicable class name, the firm's fund account number, and the dollar amount or number of shares to be sold. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Call your investment professional or call Fidelity at the appropriate number found in "General Information" for instructions.

In Person

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Bring a letter of instruction to your investment professional. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Retirement Account

  The account owner should complete a retirement distribution form. Visit your investment professional to request one.

Trust

  Bring a letter of instruction to your investment professional. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Bring a letter of instruction to your investment professional. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Visit your investment professional for instructions.

Automatically
  Use Fidelity Advisor Systematic Exchange Program to exchange to the same class of another Fidelity fund that offers Advisor classes of shares or to certain Fidelity funds.
  Use Fidelity Advisor Systematic Withdrawal Program to set up periodic redemptions from your Class A, Class T, Class B, or Class C account.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a Class A shareholder, you have the privilege of exchanging Class A shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund.

As a Class T shareholder, you have the privilege of exchanging Class T shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund. If you purchased your Class T shares through certain investment professionals that have signed an agreement with FDC, you also have the privilege of exchanging your Class T shares for shares of Fidelity Capital Appreciation Fund.

As a Class B shareholder, you have the privilege of exchanging Class B shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares or for Advisor B Class shares of Treasury Fund.

As a Class C shareholder, you have the privilege of exchanging Class C shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares or for Advisor C Class shares of Treasury Fund.

As an Institutional Class shareholder, you have the privilege of exchanging your Institutional Class shares for Institutional Class shares of other Fidelity funds that offer Advisor classes of shares or for shares of Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Any exchanges of Class A, Class T, Class B, and Class C shares are not subject to a CDSC.
  Before exchanging into a fund or class, read its prospectus.
  The fund or class you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify the exchange privilege in the future.

Other funds may have different exchange restrictions, and may impose trading fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Account Features and Policies

Features

The following features are available to buy and sell shares of the fund.

Automatic Investment and Withdrawal Programs. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts, or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.

Fidelity Advisor Systematic Investment Program To move money from your bank account to a Fidelity fund that offers Advisor classes of shares.
Minimum Initial $100	Minimum Additional $100	Frequency Monthly, bimonthly, quarterly, or semi-annually

Procedures

  To set up for a new account, complete the appropriate section on the application.
  To set up for existing accounts, call your investment professional or call Fidelity at the appropriate number found in "General Information" for an application.
  To make changes, call your investment professional or call Fidelity at the appropriate number found in "General Information." Call at least 10 business days prior to your next scheduled investment date.

To direct distributions from a Fidelity Defined Trust to Class T of a Fidelity fund that offers Advisor classes of shares.
Minimum Initial Not Applicable	Minimum Additional Not Applicable

Procedures

  To set up for a new or existing account, call your investment professional or call Fidelity at the appropriate number found in "General Information" for the appropriate enrollment form.
  To make changes, call your investment professional or call Fidelity at the appropriate number found in "General Information."

Fidelity Advisor Systematic Exchange Program
To move money from certain Fidelity money market funds to Class A, Class T, Class B, or Class C of a Fidelity fund that offers Advisor classes of shares or from Class A, Class T, Class B, or Class C of a Fidelity fund that offers Advisor classes of shares to the same class of another Fidelity fund.

Minimum $100		Frequency Monthly, quarterly, semi-annually, or annually

Procedures

  To set up, call your investment professional or call Fidelity at the appropriate number found in "General Information" after both accounts are opened.
  To make changes, call your investment professional or call Fidelity at the appropriate number found in "General Information." Call at least 2 business days prior to your next scheduled exchange date.
  The account from which the exchanges are to be processed must have a minimum balance of $10,000. The account into which the exchange is being processed must have a minimum balance of $1,000.

Fidelity Advisor Systematic Withdrawal Program To set up periodic redemptions from your Class A, Class T, Class B, Class C, or Institutional Class account to you or to your bank checking account.
Minimum $100	Maximum $50,000	Frequency Class A and Class T: Monthly, quarterly, or semi-annually Class B and Class C: Monthly or quarterly Institutional Class: Monthly, quarterly, or semi-annually

Procedures

  Accounts with a value of $10,000 or more in Class A, Class T, Class B, Class C, or Institutional Class shares are eligible for this program.
  To set up, call your investment professional or call Fidelity at the appropriate number found in "General Information" for instructions.
  To make changes, call your investment professional or call Fidelity at the appropriate number found in "General Information." Call at least 10 business days prior to your next scheduled withdrawal date.
  Aggregate redemptions per 12-month period from your Class B or Class C account may not exceed 10% of the account value and are not subject to a CDSC; and you may set your withdrawal amount as a percentage of the value of your account or a fixed dollar amount.
  Because of Class A's and Class T's front-end sales charge, you may not want to set up a systematic withdrawal plan during a period when you are buying Class A or Class T shares on a regular basis.

Other Features. The following other features are also available to buy and sell shares of the fund.

Wire To purchase and sell shares via the Federal Reserve Wire System.
  You must sign up for the wire feature before using it. Complete the appropriate section on the application when opening your account.
  Call your investment professional or call Fidelity at the appropriate number found in "General Information" before your first use to verify that this feature is set up on your account.
  To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.
  To add the wire feature or to change the bank account designated to receive redemption proceeds at any time prior to making a redemption request, you should send a letter of instruction, including a signature guarantee, to your investment professional or to Fidelity at the address found in "General Information."

Fidelity Advisor Money Line To transfer money between your bank account and your fund account.
  You must sign up for the Fidelity Advisor Money Line feature before using it. Complete the appropriate section on the application and then call your investment professional or call Fidelity at the appropriate number found in "General Information" before your first use to verify that this feature is set up on your account.
  Maximum transaction: $100,000

Policies

The following policies apply to you as a shareholder.

Statements and reports that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
  Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-877-208-0098 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, call Fidelity at 1-877-208-0098.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number (TIN) is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold an amount subject to the applicable backup withholding rate from your taxable distributions and redemptions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

If your account balance falls below $1,000 for any reason, including solely due to declines in NAV, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV, minus any applicable CDSC, on the day your account is closed. Accounts not subject to account minimums will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in December.

Earning Dividends

When you buy shares, your method of payment will determine when dividends begin to accrue. For example, shares purchased through an investment professional using the National Security Clearing Corporation begin to earn dividends on the day the fund receives payment for those shares. Shares purchased through an investment professional by any other method begin to earn dividends on the first business day following the day the fund receives payment. If you purchase your shares directly from the fund by check or wire, those shares begin to earn dividends on the first business day following the day you placed your purchase order.

Shares sold through an investment professional using the National Security Clearing Corporation earn dividends until, but not including, the day redemption proceeds are processed. Shares sold through an investment professional by any other method earn dividends until, but not including, the first business day following the day redemption proceeds are processed. Shares sold other than through an investment professional earn dividends until, but not including, the first business day following the day of redemption.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for each class:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the same class of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional shares of the same class of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in the same class of shares of another identically registered Fidelity fund that offers Advisor classes of shares or shares of certain identically registered Fidelity funds. Your capital gain distributions will be automatically invested in the same class of shares of another identically registered Fidelity fund that offers Advisor classes of shares or shares of certain identically registered Fidelity funds, automatically reinvested in additional shares of the same class of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in the same class of shares of another Fidelity fund that offers Advisor classes of shares or shares of certain Fidelity funds, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of March 29, 2006, FMR had approximately $9.8 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

Fidelity Investments Money Management, Inc. (FIMM), at One Spartan Way, Merrimack, New Hampshire 03054, serves as a sub-adviser for the fund. FIMM has day-to-day responsibility for choosing investments for the fund.

FIMM is an affiliate of FMR. As of March 29, 2006, FIMM had approximately $301.8 billion in discretionary assets under management.

Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986 to provide investment research and advice. FRAC serves as a sub-adviser for the fund and may provide investment research and advice for the fund.

Affiliates assist FMR with foreign investments:

  Fidelity International Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. As of September 28, 2005, FIIA had approximately $24.4 billion in discretionary assets under management. For the fund, FIIA may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.
  Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), at 25 Cannon Street, London, EC4M 5TA, England, serves as a sub-adviser for the fund. As of September 28, 2005, FIIA(U.K.)L had approximately $15.4 billion in discretionary assets under management. For the fund, FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

George Fischer is vice president and co-manager of Advisor Government Income Fund, which he has managed since November 2004. He also manages other Fidelity funds. Since joining Fidelity Investments in 1989, Mr. Fischer has worked as a research analyst and portfolio manager.

William Irving is co-manager of Advisor Government Income Fund, which he has managed since November 2004. He also manages other Fidelity funds. Since joining Fidelity Investments in 1999, Dr. Irving has worked as a quantitative analyst and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Mr. Fischer and Dr. Irving.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For October 2005, the group fee rate was 0.12%. The individual fund fee rate is 0.20%.

The total management fee for the fiscal year ended October 31, 2005, was 0.38% of the fund's average net assets.

On June 1, 2005, FMR reduced the individual fund fee rate for the fund from 0.30% to 0.20%.

FMR pays FIMM for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services. FIMM pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L.

The basis for the Board of Trustees approving the management contract, except the FRAC sub-advisory agreement approved in January 2006, for the fund is available in the fund's annual report for the fiscal period ended July 31, 2005. The basis for the Board of Trustees approving the FRAC sub-advisory agreement for the fund is available in the fund's semi-annual report for the fiscal period ended January 31, 2006.

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

Fund Distribution

(For Class A, Class T, Class B, or Class C)

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes each class's shares.

Intermediaries, such as banks, broker-dealers, and other service-providers, may receive from FMR, FDC and/or their affiliates compensation for their services intended to result in the sale of shares of the fund. This compensation may take the form of:

  sales charges and concessions
  distribution and/or service (12b-1) fees
  finder's fees
  payments for additional distribution-related activities and/or shareholder services payments for educational seminars and training, including seminars by FMR or an affiliate, or by an intermediary

These payments are described in more detail on the following pages and in the SAI.

You may pay a sales charge when you buy or sell your Class A, Class T, Class B, or Class C shares.

FDC collects the sales charge.

As described in detail on the following pages, you may be entitled to a waiver of your sales charge, or to pay a reduced sales charge, when you buy or sell Class A, Class T, Class B, or Class C shares.

The front-end sales charge will be reduced for purchases of Class A and Class T shares according to the sales charge schedules below.

Sales Charges and Concessions - Class A

	Sales Charge
	As a % of offering priceA	As an approximate % of net amount invested A	Investment professional concession as % of offering price
Up to $49,999	4.75%	4.99%	4.25%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 to $3,999,999	None	None	0.75%
$4,000,000 to $24,999,999	None	None	0.50%
$25,000,000 or more	None	None	0.25%

A The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Investments in Class A shares of $1 million or more may, upon redemption for any reason, including failure to maintain the account minimum, be assessed a CDSC based on the following schedule:

From Date of Purchase	Contingent Deferred Sales ChargeA
Less than 1 year	0.75%
1 year to less than 2 years	0.50%
2 years or more	0.00%

A The actual CDSC you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

When exchanging Class A shares of one fund for Class A shares of another Fidelity fund that offers Advisor classes of shares or Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund, your Class A shares retain the CDSC schedule in effect when they were originally bought.

Sales Charges and Concessions - Class T

	Sales Charge
	As a % of offering priceA	As an approximate % of net amount invested A	Investment professional concession as % of offering price
Up to $49,999	3.50%	3.63%	3.00%
$50,000 to $99,999	3.00%	3.09%	2.50%
$100,000 to $249,999	2.50%	2.56%	2.00%
$250,000 to $499,999	1.50%	1.52%	1.25%
$500,000 to $999,999	1.00%	1.01%	0.75%
$1,000,000 or more	None	None	0.25%

A The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Investments in Class T shares of $1 million or more may, upon redemption less than one year after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 0.25%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

When exchanging Class T shares of one fund for Class T shares of another Fidelity fund that offers Advisor classes of shares or Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund, your Class T shares retain the CDSC schedule in effect when they were originally bought.

The CDSC for Class A, Class T, Class B, and Class C shares will be calculated based on the lesser of the cost of each class's shares, as applicable, at the initial date of purchase or the value of those shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class A, Class T, Class B, and Class C shares acquired through reinvestment of dividends or capital gain distributions will not be subject to a CDSC. In determining the applicability and rate of any CDSC at redemption, shares representing reinvested dividends and capital gains will be redeemed first, followed by those shares that have been held for the longest period of time.

Combined Purchase, Rights of Accumulation, and Letter of Intent Programs. The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Combined Purchase and Rights of Accumulation program: an individual, spouse, and their children under age 21 purchasing for his/her or their own account; a trustee, administrator, or other fiduciary purchasing for a single trust estate or a single fiduciary account or for a single or parent-subsidiary group of "employee benefit plans" (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh (H.R. 10 plans)) and 403(b) programs; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code). The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Letter of Intent program: an individual, spouse, and their children under age 21 purchasing for his/her or their own account; a trustee, administrator, or other fiduciary purchasing for a single trust estate or a single fiduciary account (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)); an IRA or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans); plans investing through the Fidelity Advisor 403(b) program; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code).

Combined Purchase. To receive a Class A or Class T front-end sales charge reduction, if you are a new shareholder, you may combine your purchase of Class A or Class T shares with purchases of: (i) Class A, Class T, Class B, and Class C shares of any Fidelity fund that offers Advisor classes of shares, (ii) Advisor B Class shares and Advisor C Class shares of Treasury Fund, and (iii) Class A Units (New and Old), Class B Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor 529 Plan. For your purchases to be aggregated for the purpose of qualifying for the Combined Purchase program, they must be made on the same day through one intermediary.

Rights of Accumulation. To receive a Class A or Class T front-end sales charge reduction, if you are an existing shareholder, you may add to your purchase of Class A or Class T shares the current value of your holdings in: (i) Class A, Class T, Class B, and Class C shares of any Fidelity fund that offers Advisor classes of shares, (ii) Advisor B Class shares and Advisor C Class shares of Treasury Fund, (iii) Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund acquired by exchange from any Fidelity fund that offers Advisor classes of shares, (iv) Class O shares of Destiny I and Destiny II, and (v) Class A Units (New and Old), Class B Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor 529 Plan. The current value of your holdings is determined at the NAV at the close of business on the day prior to your purchase of Class A or Class T shares. The current value of your holdings will be added to your purchase of Class A or Class T shares for the purpose of qualifying for the Rights of Accumulation program. For your purchases and holdings to be aggregated for the purpose of qualifying for the Rights of Accumulation program, they must have been made through one intermediary.

Letter of Intent. You may receive a Class A or Class T front-end sales charge reduction on your purchases of Class A and Class T shares made during a 13-month period by signing a Letter of Intent (Letter). You must file your Letter with Fidelity within 90 days of the start of your purchases toward completing your Letter. Each Class A or Class T purchase you make toward completing your Letter will be entitled to the reduced front-end sales charge applicable to the total investment indicated in the Letter. Purchases of the following may be aggregated for the purpose of completing your Letter: (i) Class A and Class T shares of any Fidelity fund that offers Advisor classes of shares (except those acquired by exchange from Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund that had been previously exchanged from a Fidelity fund that offers Advisor classes of shares), (ii) Class B and Class C shares of any Fidelity fund that offers Advisor classes of shares, (iii) Advisor B Class shares and Advisor C Class shares of Treasury Fund, and (iv) Class A Units (New and Old), Class B Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor 529 Plan. Reinvested income and capital gain distributions will not be considered purchases for the purpose of completing your Letter. For your purchases to be aggregated for the purpose of completing your Letter, they must be made through one intermediary. Your initial purchase toward completing your Letter must be at least 5% of the total investment specified in your Letter. Fidelity will register Class A or Class T shares equal to 5% of the total investment specified in your Letter in your name and will hold those shares in escrow. You will earn income, dividends and capital gain distributions on escrowed Class A and Class T shares. The escrow will be released when you complete your Letter. You are not obligated to complete your Letter. If you do not complete your Letter, you must pay the increased front-end sales charges due. If you do not pay the increased front-end sales charges within 20 days after the date your Letter expires, Fidelity will redeem sufficient escrowed Class A or Class T shares to pay any applicable front-end sales charges. If you purchase more than the amount specified in your Letter and qualify for additional Class A or Class T front-end sales charge reductions, the front-end sales charge will be adjusted to reflect your total purchase at the end of 13 months and the surplus amount will be applied to your purchase of additional Class A or Class T shares at the then-current offering price applicable to the total investment.

Detailed information about these programs also is available on www.advisor.fidelity.com. In order to obtain the benefit of a front-end sales charge reduction for which you may be eligible, you may need to inform your investment professional of other accounts you, your spouse, or your children maintain with your investment professional or other investment professionals from the same intermediary.

Class B shares may, upon redemption for any reason, including failure to maintain the account minimum, be assessed a CDSC based on the following schedule:

From Date of Purchase	Contingent Deferred Sales ChargeA
Less than 1 year	5%
1 year to less than 2 years	4%
2 years to less than 3 years	3%
3 years to less than 4 years	3%
4 years to less than 5 years	2%
5 years to less than 6 years	1%
6 years to less than 7 yearsB	0%

A The actual CDSC you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

B After a maximum of seven years, Class B shares will convert automatically to Class A shares of the fund.

When exchanging Class B shares of one fund for Class B shares of another Fidelity fund that offers Advisor classes of shares or Advisor B Class shares of Treasury Fund, your Class B shares retain the CDSC schedule in effect when they were originally bought.

Except as provided below, investment professionals receive as compensation from FDC, at the time of sale, a concession equal to 4.00% of your purchase of Class B shares. For purchases of Class B shares through reinvested dividends or capital gain distributions, investment professionals do not receive a concession at the time of sale.

Class C shares may, upon redemption less than one year after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 1.00%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Except as provided below, investment professionals will receive as compensation from FDC, at the time of the sale, a concession equal to 1.00% of your purchase of Class C shares. For purchases of Class C shares made for an intermediary-sponsored managed account program, employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvested dividends or capital gain distributions, investment professionals do not receive a concession at the time of sale.

The CDSC for Class B and Class C shares will be calculated based on the lesser of the cost of the Class B or Class C shares, as applicable, at the initial date of purchase or the value of those Class B or Class C shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class B and Class C shares acquired through reinvestment of dividends or capital gain distributions will not be subject to a CDSC. In determining the applicability and rate of any CDSC at redemption, Class B or Class C shares representing reinvested dividends and capital gains will be redeemed first, followed by those Class B or Class C shares that have been held for the longest period of time.

A front-end sales charge will not apply to the following Class A shares:

1. Purchased for an employee benefit plan. For this purpose, employee benefit plans generally include profit sharing, 401(k), and 403(b) plans, but do not include: IRAs; SIMPLE, SEP, or SARSEP plans; plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans); health savings accounts; or plans investing through the Fidelity Advisor 403(b) program;

2. Purchased for an insurance company separate account used to fund annuity contracts for employee benefit plans (as defined above);

3. Purchased by broker-dealer, registered investment adviser, insurance company, trust institution or bank trust department managed account programs that charge an asset-based fee;

4. Purchased with proceeds from the sale of front-end load shares of a non-Advisor mutual fund for an account participating in the FundSelect by Nationwide program;

5. Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of intermediaries having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative, or other employee of intermediaries having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals;

6. Purchased by the Fidelity Investments Charitable Gift Fund;

7. Purchased to repay a loan against Class A or Class B shares held in the investor's Fidelity Advisor 403(b) program; or

8. Purchased by broker-dealer, registered investment adviser, insurance company, trust institution or bank trust department health savings account programs.

A waiver form must accompany these transactions.

A front-end sales charge will not apply to the following Class T shares:

1. Purchased for an employee benefit plan. For this purpose, employee benefit plans generally include profit sharing, 401(k), and 403(b) plans, but do not include: IRAs; SIMPLE, SEP, or SARSEP plans; plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans); health savings accounts; or plans investing through the Fidelity Advisor 403(b) program;

2. Purchased for an insurance company separate account used to fund annuity contracts for employee benefit plans (as defined above);

3. Purchased by broker-dealer, registered investment adviser, insurance company, trust institution or bank trust department managed account programs that charge an asset-based fee;

4. Purchased for a Fidelity or Fidelity Advisor account (including purchases by exchange) with the proceeds of a distribution from (i) an insurance company separate account used to fund annuity contracts for employee benefit plans, 403(b) programs, or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) that are invested in Fidelity Advisor or Fidelity funds, or (ii) an employee benefit plan, a 403(b) program other than a Fidelity Advisor 403(b) program, or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) that is invested in Fidelity Advisor or Fidelity funds. (Distributions other than those transferred to an IRA account must be transferred directly into a Fidelity account.);

5. Purchased for any state, county, or city, or any governmental instrumentality, department, authority or agency;

6. Purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director or regular employee of FMR Corp. or Fidelity International Limited (FIL) or their direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;

7. Purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more;

8. Purchased by the Fidelity Investments Charitable Gift Fund;

9. Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of intermediaries having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative, or other employee of intermediaries having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals;

10. Purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code);

11. Purchased with distributions of income, principal, and capital gains from Fidelity Defined Trusts;

12. Purchased to repay a loan against Class T shares held in the investor's Fidelity Advisor 403(b) program; or

13. Purchased by broker-dealer, registered investment adviser, insurance company, trust institution or bank trust department health savings account programs.

A waiver form must accompany these transactions.

The Class A or Class T CDSC will not apply to the redemption of shares:

1. Held by insurance company separate accounts;

2. For plan loans or distributions or exchanges to non-Advisor fund investment options from employee benefit plans (except shares of SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs other than Fidelity Advisor 403(b) programs for which Fidelity or an affiliate serves as custodian;

3. For disability, payment of death benefits, or minimum required distributions starting at age 70 1/2 from Traditional IRAs, Roth IRAs, Rollover IRAs, SIMPLE IRAs, SEPs, SARSEPs, and plans covering a sole-proprietor or self-employed individuals and their employees (formerly Keogh/H.R. 10 plans);

4. Purchased by the Fidelity Investments Charitable Gift Fund; or

5. On which a finder's fee was eligible to be paid to an investment professional at the time of purchase, but was not paid because payment was declined. (To determine your eligibility for this CDSC waiver, please ask your investment professional if he or she received a finder's fee at the time of purchase.)

You may be required to submit a waiver form with these transactions.

You may be required to notify Fidelity in advance of your redemption to qualify for a Class A, Class T, Class B, or Class C CDSC waiver.

Finder's Fees. Finder's fees may be paid to investment professionals who sell Class A and Class T shares in purchase amounts of $1 million or more. For Class A share purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.75% of the purchase amount for purchases of $1 million up to $4 million, 0.50% of the purchase amount for purchases of $4 million up to $25 million, and 0.25% of the purchase amount for purchases of $25 million or more. For Class T purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.25% of the purchase amount.

Investment professionals may be eligible for a finder's fee on the following purchases of Class A and Class T shares made through broker-dealers and banks: a trade that brings the value of the accumulated account(s) of an investor, including a 403(b) program or an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)), over $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million Letter.

Finder's fees are not paid in connection with purchases of Class A or Class T shares by insurance company separate accounts or the Fidelity Investments Charitable Gift Fund, or purchases of Class A or Class T shares made with the proceeds from the redemption of shares of any Fidelity fund.

To qualify to receive a finder's fee, an investment professional must notify Fidelity in advance, and may be required to enter into an agreement with FDC in order to receive the finder's fee.

The Class B or Class C CDSC will not apply to the redemption of shares:

1. For disability or death, provided that the shares are sold within one year following the death or the initial determination of disability;

2. That are permitted without penalty at age 70 1/2 pursuant to the Internal Revenue Code from retirement plans or accounts (other than of shares purchased on or after February 11, 1999 for Traditional IRAs, Roth IRAs and Rollover IRAs);

3. For disability, payment of death benefits, or minimum required distributions starting at age 70 1/2 from Traditional IRAs, Roth IRAs and Rollover IRAs purchased on or after February 11, 1999;

4. Through the Fidelity Advisor Systematic Withdrawal Program;

5. (Applicable to Class C only) From an employee benefit plan, 403(b) program, or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan); or

6. (Applicable to Class C only) From an intermediary-sponsored managed account program.

A waiver form must accompany these transactions.

To qualify for a Class A or Class T front-end sales charge reduction or waiver, you must notify Fidelity in advance of your purchase.

To qualify for a Class B or Class C CDSC waiver, you must notify Fidelity in advance of your redemption.

Information on sales charge reductions and waivers, including CDSC waivers, is available free of charge on www.advisor.fidelity.com.

Special Purchase Shares. Certain Class A and Class T shares may be subject to a CDSC of 0.25% of the lesser of the cost of the shares at the date of purchase or the value of the shares at the time of redemption. These shares, referred to in this attachment as "Special Purchase Shares," are Class A and Class T shares sold by investment professionals who receive a finder's fee from FDC equal to 0.25% of their purchase amount. Finder's fees are paid only in connection with purchases of: (i) Class A shares in amounts of $1 million or more that qualify for a Class A load waiver; (ii) Class A shares in amounts of $25 million or more; and (iii) Class T shares in amounts of $1 million or more. Investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.25% of the purchase amount. Finder's fees are not paid in connection with purchases of Class A or Class T shares by insurance company separate accounts.

Investment professionals may be eligible for a finder's fee at the rate of 0.25% of the purchase amount on the following purchases of Class A shares of all funds made through broker-dealers and banks: an individual trade of $25 million or more; an individual trade of $1 million or more that is load waived; a trade that brings the value of the accumulated account(s) of an investor (including an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)) or 403(b) program) over $25 million; a load waived trade that brings the value of the accumulated account(s) of an investor (including an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)) or 403(b) program) over $1 million; a trade for an investor with an accumulated account value of $25 million or more; a load waived trade for an investor with an accumulated account value of $1 million or more; an incremental trade toward an investor's $25 million Letter; and an incremental load waived trade toward an investor's $1 million Letter.

Investment professionals may be eligible for a finder's fee at the rate of 0.25% of the purchase amount on the following purchases of Class T shares of all funds made through broker-dealers and banks: an individual trade of $1 million or more; a trade that brings the value of the accumulated account(s) of an investor (including an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)) or 403(b) program) over $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million Letter.

For the purpose of determining the availability of Class A or Class T finder's fees, purchases of Class A or Class T shares made (i) with the proceeds from the redemption of shares of any Fidelity fund or (ii) by the Fidelity Investments Charitable Gift Fund, will not be considered.

The CDSC will be assessed on Special Purchase Shares if they do not remain in Class A or Class T shares of Fidelity funds that offer Advisor classes of shares, or Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund, for a period of at least one uninterrupted year. Shares acquired through reinvestment of dividends or capital gain distributions will not be subject to a CDSC.

To determine the applicability of the CDSC, Class A, Class T, or Daily Money Class shares representing reinvested dividends and capital gains will be redeemed first, followed by Special Purchase Shares that have been held for the longest period of time. Special Purchase Shares held for less than one year will be redeemed last.

To qualify to receive a finder's fee, an investment professional must notify Fidelity in advance of the eligible purchase, and may be required to enter into an agreement with FDC in order to receive the finder's fee.

The CDSC on Special Purchase Shares will not apply to the redemption of shares:

1. Held by insurance company separate accounts;

2. For plan loans or distributions or exchanges to non-Advisor fund investment options from employee benefit plans (except shares of SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans) purchased on or after February 11, 1999) and 403(b) programs other than Fidelity Advisor 403(b) programs for which Fidelity or an affiliate serves as custodian; or

3. For disability, payment of death benefits, or minimum required distributions starting at age 70 1/2 from Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEPs, SARSEPs, and plans covering a sole-proprietor or self-employed individuals and their employees (formerly Keogh/H.R. 10 plans).

A waiver form must accompany these transactions.

To qualify for a Special Purchase Share CDSC waiver, you must notify Fidelity in advance of your redemption.

Reinstatement Privilege. If you have sold all or part of your Class A, Class T, Class B, or Class C shares of the fund, you may reinvest an amount equal to all or a portion of the redemption proceeds in the same class of the fund or another Fidelity fund that offers Advisor classes of shares, at the NAV next determined after receipt in proper form of your investment order, provided that such reinvestment is made within 90 days of redemption. Under these circumstances, the dollar amount of the CDSC you paid, if any, on shares will be reimbursed to you by reinvesting that amount in Class A, Class T, Class B, or Class C shares, as applicable. You must reinstate your Class A, Class T, Class B, or Class C shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the fund and certain restrictions may apply. For purposes of the CDSC schedule, the holding period will continue as if the Class A, Class T, Class B, or Class C shares had not been redeemed.

To qualify for the reinstatement privilege, you must notify Fidelity in writing in advance of your reinvestment.

Conversion Feature. After a maximum of seven years from the initial date of purchase, Class B shares and any capital appreciation associated with those shares convert automatically to Class A shares of the fund. Conversion to Class A shares will be made at NAV. At the time of conversion, a portion of the Class B shares bought through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of your converting Class B non-Dividend Shares to your total Class B non-Dividend Shares.

Class A has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class A is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class A shares. Class A may pay this 12b-1 (distribution) fee at an annual rate of 0.15% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Currently, the Trustees have not approved such payments. The Trustees may approve 12b-1 (distribution) fee payments at an annual rate of up to 0.15% of Class A's average net assets when the Trustees believe that it is in the best interests of Class A shareholders to do so.

In addition, pursuant to the Class A plan, Class A is authorized to pay FDC a monthly 12b-1 (service) fee as compensation for providing shareholder support services. Class A may pay this 12b-1 (service) fee at an annual rate of 0.25% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class A currently pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.15% of its average net assets throughout the month. Class A's 12b-1 (service) fee rate may be increased only when the Trustees believe it is in the best interests of Class A shareholders to do so.

FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing shareholder support services.

Class T has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class T is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class T shares. Class T may pay this 12b-1 (distribution) fee at an annual rate of 0.15% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Currently, the Trustees have not approved such payments. The Trustees may approve 12b-1 (distribution) fee payments at an annual rate of up to 0.15% of Class T's average net assets when the Trustees believe that it is in the best interests of Class T shareholders to do so.

In addition, pursuant to the Class T plan, Class T pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class T's average net assets throughout the month for providing shareholder support services.

FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing shareholder support services.

Class B has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class B is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class B shares. Class B may pay this 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class B currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.65% of its average net assets throughout the month. Class B's 12b-1 (distribution) fee rate may be increased only when the Trustees believe that it is in the best interests of Class B shareholders to do so.

In addition, pursuant to the Class B plan, Class B pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class B's average net assets throughout the month for providing shareholder support services.

FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing shareholder support services.

Class C has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class C is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class C shares. Class C currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets throughout the month.

In addition, pursuant to the Class C plan, Class C pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class C's average net assets throughout the month for providing shareholder support services.

Normally, after the first year of investment, FDC may reallow up to the full amount of the 12b-1 (distribution) fees to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of the 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services.

For purchases of Class C shares made for an intermediary-sponsored managed account program, employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvestment of dividends or capital gain distributions, during the first year of investment and thereafter, FDC may reallow up to the full amount of this 12b-1 (distribution) fee paid by such shares to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of this 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

Because 12b-1 fees are paid out of each class's assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(For Institutional Class)

Intermediaries, such as banks, broker-dealers, and other service-providers, may receive from FMR, FDC and/or their affiliates compensation for their services intended to result in the sale of shares of the fund. This compensation may take the form of payments for additional distribution-related activities and/or shareholder services, and payments for educational seminars and training, including seminars sponsored by FMR or an affiliate, or by an intermediary. These payments are described in more detail on the following pages and in the SAI.

Institutional Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments for Institutional Class.

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of Institutional Class's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

(For All Classes)

To receive sales concessions, finder's fees, and payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

In addition to the above payments, the plan specifically recognizes that FMR may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of each class' shares and/or shareholder support services. FMR, directly or through FDC or one or more affiliates, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for each class. The SAI contains further details about these payments made by FMR, FDC and their affiliates and the services provided by certain intermediaries. Please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this attachment and in the related SAI. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This attachment and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

EXHIBIT 1

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of July 24, 2006, by and between Fidelity Fixed-Income Trust (Fixed-Income Trust), a Massachusetts business trust, on behalf of its series Spartan Government Income Fund (Spartan Government Income), and Fidelity Income Fund, a Massachusetts business trust, on behalf of its series Fidelity Government Income Fund (Fidelity Government Income). Fixed-Income Trust and Fidelity Income Fund may be referred to herein collectively as the "Trusts" or each individually as a "Trust." The Trusts are duly organized business trusts under the laws of the Commonwealth of Massachusetts with their principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109. Fidelity Government Income and Spartan Government Income may be referred to herein collectively as the "Funds" or each individually as the "Fund."

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will consist of: (a) the transfer of all of the assets of Spartan Government Income to Fidelity Government Income solely in exchange for shares of beneficial interest in Fidelity Government Income and the assumption by Fidelity Government Income of Spartan Government Income's liabilities; and (b) the constructive distribution of such shares by Spartan Government Income pro rata to its shareholders in complete liquidation and termination of Spartan Government Income, all upon the terms and conditions set forth in this Agreement. The foregoing transactions are referred to herein as the "Reorganization."

In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF SPARTAN GOVERNMENT INCOME. Spartan Government Income represents and warrants to and agrees with Fidelity Government Income that:

(a) Spartan Government Income is a series of Fixed-Income Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

(b) Fixed-Income Trust is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;

(c) The Prospectus and Statement of Additional Information of Spartan Government Income dated June 29, 2006, previously furnished to Fidelity Government Income, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) Except as disclosed in writing to Fidelity Government Income, there are no material legal, administrative, or other proceedings pending or, to the knowledge of Spartan Government Income, threatened against Spartan Government Income which assert liability on the part of Spartan Government Income. Spartan Government Income knows of no facts which might form the basis for the institution of such proceedings, except as otherwise disclosed to other party;

(e) Spartan Government Income is not, and the execution, delivery, and performance of this Agreement will not result, in violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Spartan Government Income, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Spartan Government Income is a party or by which Spartan Government Income is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Spartan Government Income is a party or is bound;

(f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Spartan Government Income at April 30, 2006, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and have been furnished to Fidelity Government Income. Said Statement of Assets and Liabilities and Schedule of Investments fairly present the Fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

(g) Spartan Government Income has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of April 30, 2006 and those incurred in the ordinary course of Spartan Government Income's business as an investment company since April 30, 2006;

(h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Fidelity Income Fund on Form N-14 relating to the shares of Fidelity Government Income issuable hereunder and the proxy statement of Spartan Government Income included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to Spartan Government Income (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date (as defined in Section 6), the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to Spartan Government Income, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(i) All material contracts and commitments of Spartan Government Income (other than this Agreement) will be terminated without liability to Spartan Government Income prior to the Closing Date (other than those made in connection with redemptions of shares and the purchase and sale of portfolio securities made in the ordinary course of business);

(j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Spartan Government Income of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

(k) Spartan Government Income has filed or will file all federal and state tax returns which, to the knowledge of Spartan Government Income's officers, are required to be filed by Spartan Government Income and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Spartan Government Income's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) Spartan Government Income has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date;

(m) All of the issued and outstanding shares of Spartan Government Income are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonaccessible as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale and in conformity with all applicable federal securities laws. All of the issued and outstanding shares of Spartan Government Income will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to Fidelity Government Income in accordance with this Agreement;

(n) As of both the Valuation Time (as defined in Section 4) and the Closing Date, Spartan Government Income will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of Spartan Government Income to be transferred to Fidelity Government Income pursuant to this Agreement. As of the Closing Date, subject only to the delivery of Spartan Government Income's portfolio securities and any such other assets as contemplated by this Agreement, Fidelity Government Income will acquire Spartan Government Income's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to Fidelity Government Income) and without any restrictions upon the transfer thereof; and

(o) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Spartan Government Income, and this Agreement constitutes a valid and binding obligation of Spartan Government Income enforceable in accordance with its terms, subject to shareholder approval.

2. REPRESENTATIONS AND WARRANTIES OF FIDELITY GOVERNMENT INCOME. Fidelity Government Income represents and warrants to and agrees with Spartan Government Income that:

(a) Fidelity Government Income is a series of Fidelity Income Fund, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

(b) Fidelity Income Fund is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;

(c) The Prospectus and Statement of Additional Information of Fidelity Government Income, dated September 29, 2005, previously furnished to Spartan Government Income, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) Except as disclosed in writing to Spartan Government Income, there are no material legal, administrative, or other proceedings pending or, to the knowledge of Fidelity Government Income, threatened against Fidelity Government Income which assert liability on the part of Fidelity Government Income. Fidelity Government Income knows of no facts which might form the basis for the institution of such proceedings, except as otherwise disclosed to other party;

(e) Fidelity Government Income is not, and the execution, delivery, and performance of this Agreement will not result, in violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Fidelity Government Income, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Fidelity Government Income is a party or by which Fidelity Government Income is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Fidelity Government Income is a party or is bound;

(f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Fidelity Government Income at July 31, 2005, have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to Spartan Government Income, together with such unaudited financial statements and schedule of investments (including market values) for the six month period ended January 31, 2006. Said Statement of Assets and Liabilities and Schedule of Investments fairly present its financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

(g) Fidelity Government Income has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of July 31, 2005 and those incurred in the ordinary course of Fidelity Government Income's business as an investment company since January 31, 2006;

(h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Fidelity Government Income of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

(i) Fidelity Government Income has filed or will file all federal and state tax returns which, to the knowledge of Fidelity Government Income's officers, are required to be filed by Fidelity Government Income and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Fidelity Government Income's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j) Fidelity Government Income has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its taxable years ending on July 31, 2006 and July 31, 2007;

(k) As of the Closing Date, the shares of beneficial interest of Fidelity Government Income to be issued to Spartan Government Income will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonaccessible (except as disclosed in the Fund's Statement of Additional Information) by Fidelity Government Income, and no shareholder of Fidelity Government Income will have any preemptive right of subscription or purchase in respect thereof;

(l) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Fidelity Government Income, and this Agreement constitutes a valid and binding obligation of Fidelity Government Income enforceable in accordance with its terms, subject to approval by the shareholders of Spartan Government Income;

(m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to Fidelity Government Income, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to Fidelity Government Income, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(n) The issuance of the Fidelity Government Income Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and

(o) All of the issued and outstanding shares of beneficial interest of Fidelity Government Income have been offered for sale and sold in conformity with the federal securities laws.

3. REORGANIZATION.

(a) Subject to the requisite approval of the shareholders of Spartan Government Income and to the other terms and conditions contained herein, Spartan Government Income agrees to assign, sell, convey, transfer, and deliver to Fidelity Government Income as of the Closing Date all of the assets of Spartan Government Income of every kind and nature existing on the Closing Date. Fidelity Government Income agrees in exchange therefor: (i) to assume all of Spartan Government Income's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to Spartan Government Income the number of full and fractional shares of Fidelity Government Income having an aggregate net asset value equal to the value of the assets of Spartan Government Income transferred hereunder, less the value of the liabilities of Spartan Government Income, determined as provided for under Section 4.

(b) The assets of Spartan Government Income to be acquired by Fidelity Government Income shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Spartan Government Income, and any deferred or prepaid expenses shown as an asset on the books of Spartan Government Income on the Closing Date. Spartan Government Income will pay or cause to be paid to Fidelity Government Income any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to Fidelity Government Income hereunder, and Fidelity Government Income will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.

(c) The liabilities of Spartan Government Income to be assumed by Fidelity Government Income shall include (except as otherwise provided for herein) all of Spartan Government Income's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Spartan Government Income agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.

(d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable, Spartan Government Income will constructively distribute pro rata to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Fidelity Government Income Shares in exchange for such shareholders' shares of beneficial interest in Spartan Government Income and Spartan Government Income will be liquidated in accordance with Spartan Government Income's Amended and Restated Declaration of Trust. Such distribution shall be accomplished by the Funds' transfer agent opening accounts on Fidelity Government Income's share transfer books in the names of the Spartan Government Income shareholders and transferring the Fidelity Government Income Shares thereto. Each Spartan Government Income shareholder's account shall be credited with the respective pro rata number of full and fractional Fidelity Government Income Shares due that shareholder. All outstanding Spartan Government Income shares, including any represented by certificates, shall simultaneously be canceled on Spartan Government Income's share transfer records. Fidelity Government Income shall not issue certificates representing the Fidelity Government Income Shares in connection with the Reorganization.

(e) Any reporting responsibility of Spartan Government Income is and shall remain its responsibility up to and including the date on which it is terminated.

(f) Any transfer taxes payable upon issuance of the Fidelity Government Income Shares in a name other than that of the registered holder on Spartan Government Income's books of the Spartan Government Income shares constructively exchanged for the Fidelity Government Income Shares shall be paid by the person to whom such Fidelity Government Income Shares are to be issued, as a condition of such transfer.

4. VALUATION.

(a) The Valuation Time shall be as of the close of business of the New York Stock Exchange on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the Valuation Time).

(b) As of the Closing Date, Fidelity Government Income will deliver to Spartan Government Income the number of Fidelity Government Income Shares having an aggregate net asset value equal to the value of the assets of Spartan Government Income transferred hereunder less the liabilities of Spartan Government Income, determined as provided in this Section 4.

(c) The net asset value per share of the Fidelity Government Income Shares to be delivered to Spartan Government Income, the value of the assets of Spartan Government Income transferred hereunder, and the value of the liabilities of Spartan Government Income to be assumed hereunder shall in each case be determined as of the Valuation Time.

(d) The net asset value per share of the Fidelity Government Income Shares shall be computed in the manner set forth in the then-current Fidelity Government Income Prospectus and Statement of Additional Information, and the value of the assets and liabilities of Spartan Government Income shall be computed in the manner set forth in the then-current Spartan Government Income Prospectus and Statement of Additional Information.

(e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly-owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for Spartan Government Income and Fidelity Government Income.

5. FEES; EXPENSES.

(a) Pursuant to Spartan Government Income's all-inclusive management contract with Fidelity Management & Research Company (FMR), FMR will pay all fees and expenses, including legal, accounting, printing, filing, and proxy solicitation expenses, portfolio transfer taxes (if any), or other similar expenses incurred in connection with the transactions contemplated by this Agreement (but not including costs incurred in connection with the purchase or sale of portfolio securities). Any expenses incurred in connection with the transactions contemplated by this Agreement which may be attributable to Fidelity Government Income will be borne by Fidelity Government Income, unless paid by FMR pursuant to the Fundwide Operations & Expense Agreement with the Fund.

(b) Each of Fidelity Government Income and Spartan Government Income represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

6. CLOSING DATE.

(a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the Trusts, 82 Devonshire Street, Boston, Massachusetts, as of the Valuation Time on October 27, 2006, or at some other time, date, and place agreed to by Spartan Government Income and Fidelity Government Income (the Closing Date).

(b) In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of Spartan Government Income and the net asset value per share of Fidelity Government Income is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.

7. SHAREHOLDER MEETING AND TERMINATION OF SPARTAN GOVERNMENT INCOME.

(a) Spartan Government Income agrees to call a meeting of its shareholders after the effective date of the Registration Statement, to consider transferring its assets to Fidelity Government Income as herein provided, adopting this Agreement, and authorizing the liquidation of Spartan Government Income.

(b) Spartan Government Income agrees that as soon as reasonably practicable after distribution of the Fidelity Government Income Shares, Spartan Government Income shall be terminated as a series of Fixed-Income Trust pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date Spartan Government Income shall not conduct any business except in connection with its liquidation and termination.

8. CONDITIONS TO OBLIGATIONS OF FIDELITY GOVERNMENT INCOME.

(a) That Spartan Government Income furnishes to Fidelity Government Income a statement, dated as of the Closing Date, signed by an officer of Fixed-Income Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Spartan Government Income made in this Agreement are true and correct in all material respects and that Spartan Government Income has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;

(b) That Spartan Government Income furnishes Fidelity Government Income with copies of the resolutions, certified by an officer of Fixed-Income Trust, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of Spartan Government Income;

(c) That, on or prior to the Closing Date, Spartan Government Income will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of Spartan Government Income substantially all of Spartan Government Income's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;

(d) That Spartan Government Income shall deliver to Fidelity Government Income at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on Spartan Government Income's behalf by its Treasurer or Assistant Treasurer;

(e) That Spartan Government Income's custodian shall deliver to Fidelity Government Income a certificate identifying the assets of Spartan Government Income held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to Fidelity Government Income; (ii) Spartan Government Income's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;

(f) That Spartan Government Income's transfer agent shall deliver to Fidelity Government Income at the Closing a certificate setting forth the number of shares of Spartan Government Income outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;

(g) That Spartan Government Income calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to Fidelity Government Income as herein provided, adopting this Agreement, and authorizing the liquidation and termination of Spartan Government Income;

(h) That Spartan Government Income delivers to Fidelity Government Income a certificate of an officer of Fixed-Income Trust, dated as of the Closing Date, that there has been no material adverse change in Spartan Government Income's financial position since April 30, 2006, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and

(i) That all of the issued and outstanding shares of beneficial interest of Spartan Government Income shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of Spartan Government Income or its transfer agent by Fidelity Government Income or its agents shall have revealed otherwise, Spartan Government Income shall have taken all actions that in the opinion of Fidelity Government Income are necessary to remedy any prior failure on the part of Spartan Government Income to have offered for sale and sold such shares in conformity with such laws.

9. CONDITIONS TO OBLIGATIONS OF SPARTAN GOVERNMENT INCOME.

(a) That Fidelity Government Income shall have executed and delivered to Spartan Government Income an Assumption of Liabilities, certified by an officer of Fidelity Income Fund, dated as of the Closing Date pursuant to which Fidelity Government Income will assume all of the liabilities of Spartan Government Income existing at the Valuation Time in connection with the transactions contemplated by this Agreement;

(b) That Fidelity Government Income furnishes to Spartan Government Income a statement, dated as of the Closing Date, signed by an officer of Fidelity Income Fund, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Fidelity Government Income made in this Agreement are true and correct in all material respects, and Fidelity Government Income has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and

(c) That Spartan Government Income shall have received an opinion of Dechert LLP, counsel to Spartan Government Income and Fidelity Government Income, to the effect that the Fidelity Government Income Shares are duly authorized and upon delivery to Spartan Government Income as provided in this Agreement will be validly issued and will be fully paid and nonaccessible by Fidelity Government Income (except as disclosed in Fidelity Government Income's Statement of Additional Information) and no shareholder of Fidelity Government Income has any preemptive right of subscription or purchase in respect thereof.

10. CONDITIONS TO OBLIGATIONS OF FIDELITY GOVERNMENT INCOME AND SPARTAN GOVERNMENT INCOME.

(a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of Spartan Government Income;

(b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, which term as used herein shall include the District of Columbia and Puerto Rico, and including "no action" positions of such federal or state authorities) deemed necessary by Fidelity Government Income or Spartan Government Income to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Fidelity Government Income or Spartan Government Income, provided that either party hereto may for itself waive any of such conditions;

(c) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Dechert LLP;

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;

(e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Fidelity Government Income and Spartan Government Income, threatened by the Commission; and

(f) That Fidelity Government Income and Spartan Government Income shall have received an opinion of Dechert LLP satisfactory to Fidelity Government Income and Spartan Government Income that for federal income tax purposes:

(i) The Reorganization will be a reorganization under section 368(a) of the Code;

(ii) No gain or loss will be recognized by Spartan Government Income upon the transfer of all of its assets to Fidelity Government Income in exchange solely for the Fidelity Government Income Shares and the assumption of Spartan Government Income's liabilities followed by the distribution of those Fidelity Government Income Shares to the shareholders of Spartan Government Income in liquidation of Spartan Government Income (except to the extent that gain or loss may be recognized with respect to Section 1256 contracts);

(iii) No gain or loss will be recognized by Fidelity Government Income on the receipt of Spartan Government Income's assets in exchange solely for the Fidelity Government Income Shares and the assumption of Spartan Government Income's liabilities;

(iv) The basis of Spartan Government Income's assets in the hands of Fidelity Government Income will be the same as the basis of such assets in Spartan Government Income's hands immediately prior to the Reorganization;

(v) Fidelity Government Income's holding period in the assets to be received from Spartan Government Income will include Spartan Government Income's holding period in such assets (except where investment activities of Fidelity Government Income have the effect of reducing or eliminating a holding period with respect to an asset);

(vi) A Spartan Government Income shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in Spartan Government Income for the Fidelity Government Income Shares in the Reorganization;

(vii) A Spartan Government Income shareholder's basis in the Fidelity Government Income Shares to be received by him or her will be the same as his or her basis in the Spartan Government Income shares exchanged therefor;

(viii) A Spartan Government Income shareholder's holding period for his or her Fidelity Government Income Shares will include the holding period of Spartan Government Income shares exchanged, provided that those Spartan Government Income shares were held as capital assets on the date of the Reorganization.

Notwithstanding anything herein to the contrary, neither Spartan Government Income nor Fidelity Government Income may waive the conditions set forth in this subsection 10(f).

11. COVENANTS OF FIDELITY GOVERNMENT INCOME AND SPARTAN GOVERNMENT INCOME.

(a) Fidelity Government Income and Spartan Government Income each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;

(b) Spartan Government Income covenants that it is not acquiring the Fidelity Government Income Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;

(c) Spartan Government Income covenants that it will assist Fidelity Government Income in obtaining such information as Fidelity Government Income reasonably requests concerning the beneficial ownership of Spartan Government Income's shares; and

(d) Spartan Government Income covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Declaration of Trust in accordance with applicable law and after the Closing Date, Spartan Government Income will not conduct any business except in connection with its liquidation and termination.

12. TERMINATION; WAIVER.

Fidelity Government Income and Spartan Government Income may terminate this Agreement by mutual agreement. In addition, either Fidelity Government Income or Spartan Government Income may at its option terminate this Agreement at or prior to the Closing Date because:

(i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or

(ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

In the event of any such termination, there shall be no liability for damages on the part of Spartan Government Income or Fidelity Government Income, or their respective Trustees or officers.

13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.

(a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

(b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of Fidelity Government Income or Spartan Government Income; provided, however, that following the shareholders' meeting called by Spartan Government Income pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Fidelity Government Income Shares to be paid to Spartan Government Income shareholders under this Agreement to the detriment of such shareholders without their further approval.

(c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.

The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.

14. DECLARATIONS OF TRUST.

A copy of each Fund's Declaration of Trust, as amended and restated, is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of each Fund as trustees and not individually and that the obligations of each Fund under this instrument are not binding upon any of such Fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually or to the Trustees of such Fund.

15. ASSIGNMENT.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.

[SIGNATURE LINES OMITTED]

EXHIBIT 2

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of July 24, 2006, by and between Fidelity Advisor Series II, a Massachusetts business trust, on behalf of its series Fidelity Advisor Government Investment Fund (Advisor Government Investment), and Fidelity Income Fund, a Massachusetts business trust, on behalf of its series Fidelity Government Income Fund (Fidelity Government Income). Fidelity Advisor Series II and Fidelity Income Fund may be referred to herein collectively as the "Trusts" or each individually as a "Trust." The Trusts are duly organized business trusts under the laws of the Commonwealth of Massachusetts with their principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109. Fidelity Government Income and Advisor Government Investment may be referred to herein collectively as the "Funds" or each individually as the "Fund."

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will consist of: (a) the transfer of all of the assets of Advisor Government Investment attributable to its Class A shares solely in exchange for shares of beneficial interest of Fidelity Advisor Government Income - Class A, the transfer of all of the assets of Advisor Government Investment attributable to its Class T shares solely in exchange for shares of beneficial interest of Fidelity Advisor Government Income - Class T, the transfer of all of the assets of Advisor Government Investment attributable to its Class B shares solely in exchange for shares of beneficial interest of Fidelity Advisor Government Income - Class B, the transfer of all of the assets of Advisor Government Investment attributable to its Class C shares solely in exchange for shares of beneficial interest of Fidelity Advisor Government Income - Class C, the transfer of all of the assets of Advisor Government Investment attributable to its Institutional Class shares solely in exchange for shares of beneficial interest of Fidelity Advisor Government Income - Institutional Class (such share classes of Fidelity Government Income referred to collectively as the Advisor Government Income Shares), and the assumption by Fidelity Government Income of Advisor Government Investment's liabilities; and (b) the constructive distribution of Advisor Government Income Shares pro rata by Advisor Government Investment to its shareholders of the corresponding class in complete liquidation and termination of Advisor Government Investment, all upon the terms and conditions set forth in this Agreement. The foregoing transactions are referred to herein as the "Reorganization."

In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF ADVISOR GOVERNMENT INVESTMENT. Advisor Government Investment represents and warrants to and agrees with Fidelity Government Income that:

(a) Advisor Government Investment is a series of Fidelity Advisor Series II, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

(b) Fidelity Advisor Series II is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;

(c) The Prospectus and Statement of Additional Information of Advisor Government Investment dated December 30, 2005, previously furnished to Fidelity Government Income, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) Except as disclosed in writing to Fidelity Government Income, there are no material legal, administrative, or other proceedings pending or, to the knowledge of Advisor Government Investment, threatened against Advisor Government Investment which assert liability on the part of Advisor Government Investment. Advisor Government Investment knows of no facts which might form the basis for the institution of such proceedings, except as otherwise disclosed to other party;

(e) Advisor Government Investment is not, and the execution, delivery, and performance of this Agreement will not result, in violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Advisor Government Investment, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Advisor Government Investment is a party or by which Advisor Government Investment is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Advisor Government Investment is a party or is bound;

(f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights (of each class), and the Schedule of Investments (including market values) of Advisor Government Investment at October 31, 2005, have been audited by Deloitte & Touche LLP, independent registered public accounting firm, and have been furnished to Fidelity Government Income, together with such unaudited financial statements and schedule of investments (including market values) for the six month period ended April 30, 2006. Said Statement of Assets and Liabilities and Schedule of Investments fairly present the Fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights (of each class) fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

(g) Advisor Government Investment has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of October 31, 2005 and those incurred in the ordinary course of Advisor Government Investment's business as an investment company since April 30, 2006;

(h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Fidelity Income Fund on Form N-14 relating to the shares of Fidelity Government Income issuable hereunder and the proxy statement of Advisor Government Investment included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to Advisor Government Investment (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date (as defined in Section 6), the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to Advisor Government Investment, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(i) All material contracts and commitments of Advisor Government Investment (other than this Agreement) will be terminated without liability to Advisor Government Investment prior to the Closing Date (other than those made in connection with redemptions of Class A, Class T, Class B, Class C, and Institutional Class shares and the purchase and sale of portfolio securities made in the ordinary course of business);

(j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Advisor Government Investment of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

(k) Advisor Government Investment has filed or will file all federal and state tax returns which, to the knowledge of Advisor Government Investment's officers, are required to be filed by Advisor Government Investment and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Advisor Government Investment's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) Advisor Government Investment has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date;

(m) All of the issued and outstanding Class A, Class T, Class B, Class C, and Institutional Class shares of Advisor Government Investment are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonaccessible as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale and in conformity with all applicable federal securities laws. All of the issued and outstanding Class A, Class T, Class B, Class C, Class T, and Institutional Class shares of Advisor Government Investment will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to Fidelity Government Income in accordance with this Agreement;

(n) As of both the Valuation Time (as defined in Section 4) and the Closing Date, Advisor Government Investment will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of Advisor Government Investment to be transferred to Fidelity Government Income pursuant to this Agreement. As of the Closing Date, subject only to the delivery of Advisor Government Investment's portfolio securities and any such other assets as contemplated by this Agreement, Fidelity Government Income will acquire Advisor Government Investment's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to Fidelity Government Income) and without any restrictions upon the transfer thereof; and

(o) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Advisor Government Investment, and this Agreement constitutes a valid and binding obligation of Advisor Government Investment enforceable in accordance with its terms, subject to shareholder approval.

2. REPRESENTATIONS AND WARRANTIES OF FIDELITY GOVERNMENT INCOME. Fidelity Government Income represents and warrants to and agrees with Advisor Government Investment that:

(a) Fidelity Government Income is a series of Fidelity Income Fund, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

(b) Fidelity Income Fund is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;

(c) The Prospectus and Statement of Additional Information of Fidelity Advisor Government Income, to be furnished to Advisor Government Investment prior to the Closing Date, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) Except as disclosed in writing to Advisor Government Investment, there are no material legal, administrative, or other proceedings pending or, to the knowledge of Fidelity Government Income, threatened against Fidelity Government Income which assert liability on the part of Fidelity Government Income. Fidelity Government Income knows of no facts which might form the basis for the institution of such proceedings, except as otherwise disclosed to other party;

(e) Fidelity Government Income is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Fidelity Government Income, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Fidelity Government Income is a party or by which Fidelity Government Income is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Fidelity Government Income is a party or is bound;

(f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Fidelity Government Income at July 31, 2005, have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to Advisor Government Investment, together with such unaudited financial statements and schedule of investments (including market values) for the six month period ended January 31, 2006. Said Statement of Assets and Liabilities and Schedule of Investments fairly present its financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

(g) Fidelity Government Income has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of July 31, 2005 and those incurred in the ordinary course of Fidelity Government Income's business as an investment company since January 31, 2006;

(h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Fidelity Government Income of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

(i) Fidelity Government Income has filed or will file all federal and state tax returns which, to the knowledge of Fidelity Government Income's officers, are required to be filed by Fidelity Government Income and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Fidelity Government Income's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j) Fidelity Government Income has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its taxable years ending on July 31, 2006 and July 31, 2007;

(k) As of the Closing Date, the Advisor Government Income Shares to be issued to Advisor Government Investment will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonaccessible (except as disclosed in the Fund's then-current Statement of Additional Information) by Fidelity Government Income, and no shareholder of Fidelity Government Income will have any preemptive right of subscription or purchase in respect thereof;

(l) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Fidelity Government Income, and this Agreement constitutes a valid and binding obligation of Fidelity Government Income enforceable in accordance with its terms, subject to approval by the shareholders of Advisor Government Investment;

(m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to Fidelity Government Income, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to Fidelity Government Income, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(n) The issuance of the Advisor Government Income Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and

(o) All of the issued and outstanding shares of beneficial interest of Fidelity Government Income have been offered for sale and sold in conformity with the federal securities laws.

3. REORGANIZATION.

(a) Subject to the requisite approval of the shareholders of Advisor Government Investment and to the other terms and conditions contained herein, Advisor Government Investment agrees to assign, sell, convey, transfer, and deliver to Fidelity Government Income as of the Closing Date all of the assets of Advisor Government Investment of every kind and nature existing on the Closing Date. Fidelity Government Income agrees in exchange therefor: (i) to assume all of Advisor Government Investment's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to Advisor Government Investment the number of full and fractional Advisor Government Income Shares having an aggregate net asset value equal to the value of the assets of the corresponding class of Advisor Government Investment transferred hereunder, less the value of the liabilities of Advisor Government Investment, determined as provided for under Section 4.

(b) The assets of Advisor Government Investment to be acquired by Fidelity Government Income shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Advisor Government Investment, and any deferred or prepaid expenses shown as an asset on the books of Advisor Government Investment on the Closing Date. Advisor Government Investment will pay or cause to be paid to Fidelity Government Income any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to Fidelity Government Income hereunder, and Fidelity Government Income will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.

(c) The liabilities of Advisor Government Investment to be assumed by Fidelity Government Income shall include (except as otherwise provided for herein) all of Advisor Government Investment's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Advisor Government Investment agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.

(d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable, Advisor Government Investment will constructively distribute pro rata to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Advisor Government Income Shares in exchange for such shareholders' shares of beneficial interest in the corresponding class of Advisor Government Investment and Advisor Government Investment will be liquidated in accordance with Advisor Government Investment's Amended and Restated Declaration of Trust. Such distribution shall be accomplished by the Funds' transfer agent opening accounts on Fidelity Government Income's share transfer books in the names of the Advisor Government Investment shareholders and transferring the Advisor Government Income Shares thereto. Each Advisor Government Investment shareholder's account shall be credited with the respective pro rata number of full and fractional Advisor Government Income Shares due that shareholder. All outstanding Advisor Government Investment shares, including any represented by certificates, shall simultaneously be canceled on Advisor Government Investment's share transfer records. Fidelity Government Income shall not issue certificates representing the Advisor Government Income Shares in connection with the Reorganization.

(e) Any reporting responsibility of Advisor Government Investment is and shall remain its responsibility up to and including the date on which it is terminated.

(f) Any transfer taxes payable upon issuance of the Advisor Government Income Shares in a name other than that of the registered holder on Advisor Government Investment's books of the Advisor Government Investment shares constructively exchanged for the Advisor Government Income Shares shall be paid by the person to whom such Advisor Government Income Shares are to be issued, as a condition of such transfer.

4. VALUATION.

(a) The Valuation Time shall be as of the close of business of the New York Stock Exchange on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the Valuation Time).

(b) As of the Closing Date, Fidelity Government Income will deliver to Advisor Government Investment the number of Advisor Government Income Shares having an aggregate net asset value equal to the value of the assets of the corresponding class of Advisor Government Investment transferred hereunder less the liabilities of Advisor Government Investment, determined as provided in this Section 4.

(c) The net asset value per share of each class of the Advisor Government Income Shares to be delivered to Advisor Government Investment, the value of the assets of Advisor Government Investment transferred hereunder, and the value of the liabilities of Advisor Government Investment to be assumed hereunder shall in each case be determined as of the Valuation Time.

(d) The net asset value per share of each class of the Advisor Government Income Shares shall be computed in the manner set forth in the then-current Fidelity Government Income Prospectus and Statement of Additional Information, and the value of the assets and liabilities of Advisor Government Investment shall be computed in the manner set forth in the then-current Advisor Government Investment Prospectus and Statement of Additional Information.

(e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly-owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for Advisor Government Investment and Fidelity Government Income.

5. FEES; EXPENSES.

(a) Advisor Government Investment shall be responsible for all expenses, fees and other charges in connection with the transactions contemplated by this Agreement, provided that they do not exceed each class's expense cap, as applicable. Expenses exceeding each class's expense cap, as applicable, will be paid by FMR (but not including costs incurred in connection with the purchase or sale of portfolio securities). Any expenses incurred in connection with the transactions contemplated by this Agreement which may be attributable to Fidelity Government Income will be borne by Fidelity Government Income, provided they do not exceed the Fund's 0.45% expense cap. Expenses exceeding the Fund's expense cap will be paid by FMR (but not including costs incurred in connection with the purchase or sale of portfolio securities.

(b) Each of Fidelity Government Income and Advisor Government Investment represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

6. CLOSING DATE.

(a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the Trust, 82 Devonshire Street, Boston, Massachusetts, as of the Valuation Time on October 27, 2006, or at some other time, date, and place agreed to by Advisor Government Investment and Fidelity Government Income (the Closing Date).

(b) In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of each class of Advisor Government Investment and the net asset value per share of each class of Fidelity Government Income is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.

7. SHAREHOLDER MEETING AND TERMINATION OF ADVISOR GOVERNMENT INVESTMENT.

(a) Advisor Government Investment agrees to call a meeting of its shareholders after the effective date of the Registration Statement, to consider transferring its assets to Fidelity Government Income as herein provided, adopting this Agreement, and authorizing the liquidation of Advisor Government Investment.

(b) Advisor Government Investment agrees that as soon as reasonably practicable after distribution of the Advisor Government Income Shares, Advisor Government Investment shall be terminated as a series of Fidelity Advisor Series II pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date Advisor Government Investment shall not conduct any business except in connection with its liquidation and termination.

8. CONDITIONS TO OBLIGATIONS OF FIDELITY GOVERNMENT INCOME.

(a) That Advisor Government Investment furnishes to Fidelity Government Income a statement, dated as of the Closing Date, signed by an officer of Fidelity Advisor Series II, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Advisor Government Investment made in this Agreement are true and correct in all material respects and that Advisor Government Investment has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;

(b) That Advisor Government Investment furnishes Fidelity Government Income with copies of the resolutions, certified by an officer of Fidelity Advisor Series II, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of Advisor Government Investment;

(c) That, on or prior to the Closing Date, Advisor Government Investment will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of Advisor Government Investment substantially all of Advisor Government Investment's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;

(d) That Advisor Government Investment shall deliver to Fidelity Government Income at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on Advisor Government Investment's behalf by its Treasurer or Assistant Treasurer;

(e) That Advisor Government Investment's custodian shall deliver to Fidelity Government Income a certificate identifying the assets of Advisor Government Investment held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to Fidelity Government Income; (ii) Advisor Government Investment's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;

(f) That Advisor Government Investment's transfer agent shall deliver to Fidelity Government Income at the Closing a certificate setting forth the number of shares of each class of Advisor Government Investment outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;

(g) That Advisor Government Investment calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to Fidelity Government Income as herein provided, adopting this Agreement, and authorizing the liquidation and termination of Advisor Government Investment;

(h) That Advisor Government Investment delivers to Fidelity Government Income a certificate of an officer of Fidelity Advisor Series II, dated as of the Closing Date, that there has been no material adverse change in Advisor Government Investment's financial position since October 31, 2005, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and

(i) That all of the issued and outstanding shares of beneficial interest of Advisor Government Investment shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of Advisor Government Investment or its transfer agent by Fidelity Government Income or its agents shall have revealed otherwise, Advisor Government Investment shall have taken all actions that in the opinion of Fidelity Government Income are necessary to remedy any prior failure on the part of Advisor Government Investment to have offered for sale and sold such shares in conformity with such laws.

9. CONDITIONS TO OBLIGATIONS OF ADVISOR GOVERNMENT INVESTMENT.

(a) That Fidelity Government Income shall have executed and delivered to Advisor Government Investment an Assumption of Liabilities, certified by an officer of Fidelity Income Fund, dated as of the Closing Date pursuant to which Fidelity Government Income will assume all of the liabilities of Advisor Government Investment existing at the Valuation Time in connection with the transactions contemplated by this Agreement;

(b) That Fidelity Government Income furnishes to Advisor Government Investment a statement, dated as of the Closing Date, signed by an officer of Fidelity Income Fund, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Fidelity Government Income made in this Agreement are true and correct in all material respects, and Fidelity Government Income has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and

(c) That Advisor Government Investment shall have received an opinion of Dechert LLP, counsel to Advisor Government Investment and Fidelity Government Income, to the effect that the Advisor Government Income Shares are duly authorized and upon delivery to Advisor Government Investment as provided in this Agreement will be validly issued and will be fully paid and nonaccessible by Fidelity Government Income (except as disclosed in Fidelity Government Income's Statement of Additional Information) and no shareholder of Fidelity Government Income has any preemptive right of subscription or purchase in respect thereof.

10. CONDITIONS TO OBLIGATIONS OF FIDELITY GOVERNMENT INCOME AND ADVISOR GOVERNMENT INVESTMENT.

(a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of Advisor Government Investment;

(b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, which term as used herein shall include the District of Columbia and Puerto Rico, and including "no action" positions of such federal or state authorities) deemed necessary by Fidelity Government Income or Advisor Government Investment to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Fidelity Government Income or Advisor Government Investment, provided that either party hereto may for itself waive any of such conditions;

(c) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Dechert LLP;

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;

(e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Fidelity Government Income and Advisor Government Investment, threatened by the Commission; and

(f) That Fidelity Government Income and Advisor Government Investment shall have received an opinion of Dechert LLP satisfactory to Fidelity Government Income and Advisor Government Investment that for federal income tax purposes:

(i) The Reorganization will be a reorganization under section 368(a) of the Code;

(ii) No gain or loss will be recognized by Advisor Government Investment upon the transfer of all of its assets to Fidelity Government Income in exchange solely for the Advisor Government Income Shares and the assumption of Advisor Government Investment's liabilities followed by the distribution of those Advisor Government Income Shares to the shareholders of the corresponding class of Advisor Government Investment in liquidation of Advisor Government Investment (except to the extent that gain or loss may be recognized with respect to Section 1256 contracts);

(iii) No gain or loss will be recognized by Fidelity Government Income on the receipt of Advisor Government Investment's assets in exchange solely for the Fidelity Government Income Shares and the assumption of Advisor Government Investment's liabilities;

(iv) The basis of Advisor Government Investment's assets in the hands of Fidelity Government Income will be the same as the basis of such assets in Advisor Government Investment's hands immediately prior to the Reorganization;

(v) Fidelity Government Income's holding period in the assets to be received from Advisor Government Investment will include Advisor Government Investment's holding period in such assets (except where investment activities of Fidelity Government Income have the effect of reducing or eliminating a holding period with respect to an asset);

(vi) An Advisor Government Investment shareholder will recognize no gain or loss on the exchange of each class of his or her shares of beneficial interest in Advisor Government Investment for the Advisor Government Income Shares of the corresponding class in the Reorganization;

(vii) An Advisor Government Investment shareholder's basis in the Advisor Government Income Shares to be received by him or her will be the same as his or her basis in the Advisor Government Investment shares exchanged therefor;

(viii) An Advisor Government Investment shareholder's holding period for his or her Advisor Government Income Shares will include the holding period of Advisor Government Investment shares of the corresponding class exchanged, provided that those Advisor Government Investment shares were held as capital assets on the date of the Reorganization.

Notwithstanding anything herein to the contrary, neither Advisor Government Investment nor Fidelity Government Income may waive the conditions set forth in this subsection 10(f).

11. COVENANTS OF FIDELITY GOVERNMENT INCOME AND ADVISOR GOVERNMENT INVESTMENT.

(a) Fidelity Government Income and Advisor Government Investment each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;

(b) Advisor Government Investment covenants that it is not acquiring the Advisor Government Income Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;

(c) Advisor Government Investment covenants that it will assist Fidelity Government Income in obtaining such information as Fidelity Government Income reasonably requests concerning the beneficial ownership of Advisor Government Investment's shares; and

(d) Advisor Government Investment covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Declaration of Trust in accordance with applicable law and after the Closing Date, Advisor Government Investment will not conduct any business except in connection with its liquidation and termination.

12. TERMINATION; WAIVER.

Fidelity Government Income and Advisor Government Investment may terminate this Agreement by mutual agreement. In addition, either Fidelity Government Income or Advisor Government Investment may at its option terminate this Agreement at or prior to the Closing Date because:

(i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or

(ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

In the event of any such termination, there shall be no liability for damages on the part of Advisor Government Investment or Fidelity Government Income, or their respective Trustees or officers.

13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.

(a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

(b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of Fidelity Government Income or Advisor Government Investment; provided, however, that following the shareholders' meeting called by Advisor Government Investment pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Fidelity Government Income Shares to be paid to Advisor Government Investment shareholders under this Agreement to the detriment of such shareholders without their further approval.

(c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.

The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.

14. DECLARATIONS OF TRUST.

A copy of each Fund's Declaration of Trust, as restated and amended, is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of each Fund as trustees and not individually and that the obligations of each Fund under this instrument are not binding upon any of such Fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually or to the Trustees of such Fund.

15. ASSIGNMENT.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.

[SIGNATURE LINES OMITTED]

Fidelity and Spartan are registered trademarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

1.752239.103 INC-pxs-0706

Supplement to
Fidelity's Government Bond Funds
September 29, 2005
Prospectus

Shareholder Meeting. On or about January 18, 2006, a meeting of the shareholders of the funds will be held to elect the Board of Trustees. Shareholders of record on November 21, 2005 are entitled to vote at the meeting.

For more detailed information concerning the proposal under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity's

Government Bond

Funds

Fidelity® Ginnie Mae Fund

(fund number 015, trading symbol FGMNX)

Fidelity Government
Income Fund

(fund number 054, trading symbol FGOVX)

Fidelity Intermediate Government Income Fund

(fund number 452, trading symbol FSTGX)

Prospectus

September 29, 2005

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

Ginnie Mae Fund seeks a high level of current income consistent with prudent investment risk. In seeking current income, the fund may also consider the potential for capital gain.

Principal Investment Strategies

  Normally investing at least 80% of assets in Ginnie Maes and repurchase agreements for Ginnie Maes.
  Investing in other U.S. Government securities and instruments related to U.S. Government securities.
  Investing in U.S. Government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury.
  Managing the fund to have similar overall interest rate risk to an index, which as of July 31, 2005, was the Lehman Brothers® GNMA Index.
  Allocating assets across different market sectors and maturities.
  Analyzing a security's structural features and current pricing, trading opportunities, and the credit quality of its issuer to select investments.

Principal Investment Risks

  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Investment Objective

Government Income Fund seeks a high level of current income, consistent with preservation of principal.

Principal Investment Strategies

  Normally investing at least 80% of assets in U.S. Government securities and repurchase agreements for those securities.
  Investing in U.S. Government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury.
  Investing in instruments related to U.S. Government securities.
  Managing the fund to have similar overall interest rate risk to an index, which as of July 31, 2005, was the Lehman Brothers 75% U.S. Government/25% Mortgage-Backed Securities Index.
  Allocating assets across different market sectors and maturities.
  Analyzing a security's structural features and current pricing, trading opportunities, and the credit quality of its issuer to select investments.

Prospectus

Fund Summary - continued

Principal Investment Risks

  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Investment Objective

Intermediate Government Income Fund seeks a high level of current income as is consistent with preservation of capital.

Principal Investment Strategies

  Normally investing at least 80% of assets in U.S. Government securities and repurchase agreements for those securities.
  Investing in U.S. Government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury.
  Investing in instruments related to U.S. Government securities.
  Managing the fund to have similar overall interest rate risk to an index, which as of July 31, 2005, was the Lehman Brothers Intermediate Government Bond Index.
  Normally maintaining a dollar-weighted average maturity between three and 10 years.
  Allocating assets across different market sectors and maturities.
  Analyzing a security's structural features and current pricing, trading opportunities, and the credit quality of its issuer to select investments.

Principal Investment Risks

  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Prospectus

Performance

The following information is intended to help you understand the risks of investing in each fund. The information illustrates the changes in each fund's performance from year to year and compares each fund's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Government Income also compares its performance to the performance of an additional index over various periods of time. Returns (before and after taxes) are based on past results and are not an indication of future performance.

Year-by-Year Returns

Ginnie Mae
Calendar Years	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004
	16.60%	4.86%	8.70%	6.39%	1.25%	10.74%	7.24%	8.67%	2.20%	4.20%

During the periods shown in the chart for Ginnie Mae:	Returns	Quarter ended
Highest Quarter Return	5.26%	March 31, 1995
Lowest Quarter Return	-0.95%	June 30, 1999
Year-to-Date Return	2.15%	June 30, 2005
Government Income
Calendar Years	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004
	18.07%	2.09%	8.93%	8.59%	-2.25%	12.63%	6.72%	10.93%	2.22%	3.60%

During the periods shown in the chart for Government Income:	Returns	Quarter ended
Highest Quarter Return	6.23%	September 30, 2002
Lowest Quarter Return	-2.76%	June 30, 2004
Year-to-Date Return	2.53%	June 30, 2005
Intermediate Government Income
Calendar Years	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004
	13.93%	4.14%	7.70%	7.45%	0.64%	10.33%	7.93%	10.23%	1.92%	2.40%

During the periods shown in the chart for Intermediate Government Income:	Returns	Quarter ended
Highest Quarter Return	5.04%	September 30, 2002
Lowest Quarter Return	-2.41%	June 30, 2004
Year-to-Date Return	1.47%	June 30, 2005

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

For the periods ended December 31, 2004	Past 1 year	Past 5 years	Past 10 years
Ginnie Mae
Return Before Taxes	4.20%	6.56%	7.00%
Return After Taxes on Distributions	2.71%	4.57%	4.65%
Return After Taxes on Distributions and Sale of Fund Shares	2.71%	4.39%	4.53%
Lehman Brothers GNMA Index (reflects no deduction for fees, expenses, or taxes)	4.35%	7.00%	7.54%
LipperSM GNMA Funds Average (reflects no deduction for sales charges or taxes)	3.20%	6.24%	6.68%
Government Income
Return Before Taxes	3.60%	7.15%	7.00%
Return After Taxes on Distributions	2.41%	5.14%	4.70%
Return After Taxes on Distributions and Sale of Fund Shares	2.34%	4.89%	4.56%
Lehman Brothers Government Bond Index (reflects no deduction for fees, expenses, or taxes)	3.48%	7.48%	7.46%
Lehman Brothers 75% U.S. Government/25% Mortgage-Backed Securities Index (reflects no deduction for sales charges or taxes)	3.79%	7.40%	7.49%
Lipper General U.S. Government Funds Average (reflects no deduction for sales charges or taxes)	3.19%	6.43%	6.43%
Intermediate Government Income
Return Before Taxes	2.40%	6.50%	6.59%
Return After Taxes on Distributions	1.38%	4.73%	4.34%
Return After Taxes on Distributions and Sale of Fund Shares	1.55%	4.47%	4.22%
Lehman Brothers Intermediate Government Bond Index (reflects no deduction for fees, expenses, or taxes)	2.33%	6.57%	6.75%
Lipper Short-Intermediate U.S. Govt Funds Average (reflects no deduction for sales charges or taxes)	1.60%	5.44%	5.82%

If Fidelity Management & Research Company (FMR) were to reimburse certain expenses, returns would be higher during these periods.

Lehman Brothers GNMA Index is a market value-weighted index of fixed-rate securities that represent interests in pools of mortgage loans with original terms of 15 and 30 years and are issued by the Government National Mortgage Association (GNMA).

Lehman Brothers Government Bond Index is a market value-weighted index of U.S. Treasury and government agency fixed-rate debt securities with maturities of one year or more.

Lehman Brothers Intermediate Government Bond Index is a market value-weighted index of U.S. Government fixed-rate debt securities with maturities between one and 10 years.

Lehman Brothers 75% U.S. Government/25% Mortgage-Backed Securities Index is a composite of unmanaged indexes combining the total returns of the Lehman Brothers Government Bond Index and Lehman Brothers Mortgage-Backed Securities Index. The index weightings are: Lehman Brothers Government Bond Index, 75% and Lehman Brothers Mortgage-Backed Securities Index, 25%.

Lehman Brothers Mortgage-Backed Securities Index is a market value-weighted index of 15- and 30-year fixed-rate securities backed by balloon mortgages with fixed-rate coupons and liquid mortgage pools of the Government National Mortgage Association (GNMA), Fannie Mae (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

Prospectus

Fund Summary - continued

Each Lipper Funds Average reflects the performance of mutual funds with similar objectives.

Fee Table

The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of a fund. The annual fund operating expenses provided below for each fund are based on historical expenses, adjusted to reflect current fees.

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None

Annual operating expenses (paid from fund assets)

Ginnie Mae	Management fee	0.32%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.13%
	Total annual fund operating expenses	0.45%
Government Income	Management fee	0.32%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.13%
	Total annual fund operating expenses	0.45%
Intermediate Government Income	Management fee	0.32%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.13%
	Total annual fund operating expenses	0.45%

Prospectus

This example helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.

Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder fees and each fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Ginnie Mae	1 year	$ 46
	3 years	$ 144
	5 years	$ 252
	10 years	$ 567
Government Income	1 year	$ 46
	3 years	$ 144
	5 years	$ 252
	10 years	$ 567
Intermediate Government Income	1 year	$ 46
	3 years	$ 144
	5 years	$ 252
	10 years	$ 567

Prospectus

Fund Basics

Investment Details

Investment Objective

Ginnie Mae Fund seeks a high level of current income consistent with prudent investment risk. In seeking current income, the fund may also consider the potential for capital gain.

Principal Investment Strategies

FMR normally invests at least 80% of the fund's assets in Ginnie Maes and repurchase agreements for Ginnie Maes. FMR may also invest the fund's assets in other U.S. Government securities and instruments related to U.S. Government securities. Certain issuers of U.S. Government securities are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury.

FMR uses an index that represents the market for the types of securities in which the fund invests as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. As of July 31, 2005, FMR was using the Lehman Brothers GNMA Index in managing the fund's investments. As of July 31, 2005, the fund's dollar-weighted average maturity was approximately 4.9 years and the index's dollar-weighted average maturity was approximately 6.0 years. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.

FMR allocates the fund's assets among different market sectors (for example, fixed-rate or adjustable rate mortgages) and different maturities based on its view of the relative value of each sector or maturity.

In buying and selling securities for the fund, FMR analyzes a security's structural features and current price compared to its estimated long-term value, any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer.

To earn additional income for the fund, FMR may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.

In addition to the principal investment strategies discussed above, FMR may use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Investment Objective

Government Income Fund seeks a high level of current income, consistent with preservation of principal.

Prospectus

Fund Basics - continued

Principal Investment Strategies

FMR normally invests the fund's assets in U.S. Government securities and instruments related to U.S. Government securities. Certain issuers of U.S. Government securities are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury. FMR normally invests at least 80% of the fund's assets in U.S. Government securities and repurchase agreements for those securities. FMR does not currently intend to invest more than 40% of the fund's assets in mortgage securities.

FMR uses an index that represents the market for the types of securities in which the fund invests as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. As of July 31, 2005, FMR was using the Lehman Brothers 75% U.S. Government/25% Mortgage-Backed Securities Index in managing the fund's investments. As of July 31, 2005, the fund's dollar-weighted average maturity was approximately 6.1 years and the index's dollar-weighted average maturity was approximately 6.5 years. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.

FMR allocates the fund's assets among different market sectors (for example, U.S. Treasury or U.S. Government agency securities) and different maturities based on its view of the relative value of each sector or maturity.

In buying and selling securities for the fund, FMR analyzes a security's structural features and current price compared to its estimated long-term value, any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer.

In addition to the principal investment strategies discussed above, FMR may use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Investment Objective

Intermediate Government Income Fund seeks a high level of current income as is consistent with preservation of capital.

Principal Investment Strategies

FMR normally invests the fund's assets in U.S. Government securities and instruments related to U.S. Government securities. Certain issuers of U.S. Government securities are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury. FMR normally invests at least 80% of the fund's assets in U.S. Government securities and repurchase agreements for those securities. FMR does not currently intend to invest more than 40% of the fund's assets in mortgage securities.

FMR uses an index that represents the market for the types of securities in which the fund invests as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. As of July 31, 2005, FMR was using the Lehman Brothers Intermediate Government Bond Index in managing the fund's investments. In addition, the fund normally maintains a dollar-weighted average maturity between three and 10 years. As of July 31, 2005, the fund's dollar-weighted average maturity was approximately 4.2 years and the index's dollar-weighted average maturity was approximately 3.9 years. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.

Prospectus

FMR allocates the fund's assets among different market sectors (for example, U.S. Treasury or U.S. Government agency securities) and different maturities based on its view of the relative value of each sector or maturity.

In buying and selling securities for the fund, FMR analyzes a security's structural features and current price compared to its estimated long-term value, any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer.

In addition to the principal investment strategies discussed above, FMR may use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values.

U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security. Certain issuers of U.S. Government securities, including Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury. U.S. Government securities include mortgage and other asset-backed securities.

Ginnie Maes are U.S. Government securities that are interests in pools of mortgage loans. Their principal and interest payments are fully guaranteed by the U.S. Government.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

Prospectus

Fund Basics - continued

Principal Investment Risks

Many factors affect each fund's performance. A fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. A fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. It is important to note that neither the funds' share prices nor their yields are guaranteed by the U.S. Government. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

The following factors can significantly affect a fund's performance:

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The policies discussed below are fundamental, that is, subject to change only by shareholder approval.

Ginnie Mae Fund seeks a high level of current income consistent with prudent investment risk. In seeking current income, the fund may also consider the potential for capital gain.

Government Income Fund seeks a high level of current income, consistent with preservation of principal.

Prospectus

Intermediate Government Income Fund seeks a high level of current income as is consistent with preservation of capital.

Shareholder Notice

The following policies are subject to change only upon 60 days' prior notice to shareholders:

Ginnie Mae Fund normally invests at least 80% of its assets in Ginnie Maes and repurchase agreements for Ginnie Maes.

Government Income Fund normally invests at least 80% of its assets in U.S. Government securities and repurchase agreements for those securities.

Intermediate Government Income Fund normally invests at least 80% of its assets in U.S. Government securities and repurchase agreements for those securities.

Valuing Shares

Each fund is open for business each day the New York Stock Exchange (NYSE) is open.

Each fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). Each fund's assets are valued as of this time for the purpose of computing the fund's NAV.

To the extent that each fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

Each fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While each fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

You may buy or sell shares of a fund through a Fidelity brokerage account or a Fidelity mutual fund account. If you buy or sell shares of a fund (other than by exchange) through a Fidelity brokerage account, your transactions generally involve your Fidelity brokerage core (a settlement vehicle included as part of your Fidelity brokerage account).

If you do not currently have a Fidelity brokerage account or a Fidelity mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity brokerage account or a Fidelity mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares of the funds through a retirement account (such as an IRA or an account funded through salary deduction) or an investment professional. Retirement specialists are available at 1-800-544-4774 to answer your questions about Fidelity retirement products. If you buy or sell shares of a fund through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares of the fund and the account features and policies may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may also apply. For example, you may be charged a transaction fee if you buy or sell shares of a fund through a non-Fidelity broker or other investment professional.

Buying and Selling Information
Internet www.fidelity.com
Phone Fidelity Automated Service Telephone (FAST®) 1-800-544-5555 To reach a Fidelity representative 1-800-544-6666
Mail Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003 Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time)

You should include the following information with any order to buy, sell, or exchange shares:

  Your name;
  Your account number;
  Name of fund whose shares you want to buy or sell; and
  Dollar amount or number of shares you want to buy or sell.

Prospectus

Shareholder Information - continued

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

Minimums
Initial Purchase	$2,500
For Fidelity Simplified Employee Pension-IRA, Keogh, and Non-Fidelity Prototype Retirement accounts	$500
Through regular investment plans in Fidelity Traditional IRA, Roth IRA, and Rollover IRAsA	$200
Subsequent Purchase	$250
Through regular investment plans	$100
Balance	$2,000
For Fidelity Simplified Employee Pension-IRA, Keogh, and Non-Fidelity Prototype Retirement accounts	$500

A Requires monthly purchases of $200 until fund balance is $2,500.

Investments in shares of Ginnie Mae through the Fidelity GoalPlanner® program may be subject to lower fund minimums. There is no minimum balance or initial or subsequent purchase minimum for investments through Portfolio Advisory ServicesSM , a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, certain Fidelity retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts. In addition, each fund may waive or lower purchase minimums in other circumstances.

A fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges.

For example, a fund may reject any purchase orders, including exchanges, from market timers or investors that, in FMR's opinion, may be disruptive to that fund.

Frequent purchases and sales of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to a fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the fund's NAV. Accordingly, the Board of Trustees has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares. However, there is the risk that the funds' policies and procedures will prove ineffective in whole or in part to detect or prevent frequent trading. A fund may alter its policies at any time without prior notice to shareholders.

There is no minimum holding period and shareholders can sell their shares at any time. Shareholders will ordinarily comply with the funds' policies regarding excessive trading by allowing 90 days to pass after each investment before they sell or exchange from a fund. A fund may take action if shares are held longer than 90 days if the trading is disruptive for other reasons such as unusually large trade size. Each fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, each fund reserves the right to impose restrictions on purchases or exchanges at any time or conditions that are more restrictive on disruptive, excessive, or short-term trading than those that are otherwise stated in this prospectus.

Prospectus

Excessive trading activity is measured by the number of roundtrip transactions in a shareholder's account. A roundtrip transaction occurs when a shareholder buys and then sells shares of a fund within 30 days. Shareholders are limited to two roundtrip transactions per fund within any rolling 90-day period, subject to an overall limit of four roundtrip transactions across all Fidelity funds over a rolling 12-month period. Transactions of $1,000 or less, systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor will not count toward the roundtrip limits. For employer-sponsored retirement plans, only participant directed exchanges will count toward the roundtrip limits.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block for an 85-day period. For repeat offenders, FMR may, but does not have the obligation to, impose long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's common control at any time, other than a participant's account held through an employer-sponsored retirement plan. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified wrap programs will be monitored by matching the adviser's orders for purchase, exchange, or sale transactions in fund shares to determine if the adviser's orders comply with the fund's frequent trading policies. Additions to and withdrawals from a qualified wrap program by the adviser's client will not be matched with transactions initiated by the adviser. Therefore if the adviser buys shares of a fund and an individual client subsequently sells shares of the same fund within 30 days, the client's transaction is not matched with the adviser's and therefore does not count as a roundtrip. However, client initiated transactions are subject to a fund's policies on frequent trading and individual clients will be subject to restrictions due to their frequent trading in a wrap account. Excessive trading by an adviser will lead to fund blocks and the wrap program will cease to be a qualified wrap program. If the wrap program is blocked from making additional purchases or exchange purchases of a fund because of excessive trading by the adviser the wrap program will no longer be considered qualified and any transaction whether initiated by the adviser or the client will be matched when counting roundtrips. Wrap account client purchases and sale transactions will be monitored under a fund's monitoring policy as though the wrap clients were fund shareholders. A qualified wrap program is: i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Prospectus

Shareholder Information - continued

Each fund's excessive trade monitoring policy described above does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund-of-fund(s) or other strategy funds, or omnibus accounts. Trustees or advisers of donor-advised charitable gift funds must certify to the funds' satisfaction that they either work from an asset allocation model or direct transactions in their accounts in concert with changes in a model portfolio and that participants are limited in their ability to influence investments by the trust. A qualified fund-of-fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity funds' policies on frequent trading to shareholders at the fund-of-fund(s) level, or demonstrates that the fund-of-fund(s) has policies designed to control frequent trading and that they are reasonably likely to be effective as determined by the Fidelity funds' Treasurer. The adviser to the fund-of-fund(s) must also demonstrate to the Fidelity funds' Treasurer that its investment strategy will not lead to excessive trading. Omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades are not ordinarily disclosed to a fund. Short-term trading by these investors is likely to go undetected by a fund and may increase costs and disrupt portfolio management. The funds will monitor aggregate trading in qualified fund-of-funds and known omnibus accounts to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. There is no assurance that these policies will be effective, or will successfully detect or deter market timing.

The funds' Treasurer is authorized to suspend the funds' policies during periods of severe market turbulence or national emergency.

The funds do not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except as provided under the funds' policies with respect to known omnibus accounts, qualified fund-of-fund(s), qualified wrap accounts, donor-advised charitable gift funds, and 30 day roundtrips.

Prospectus

Buying Shares

The price to buy one share of each fund is the fund's NAV. Each fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If you place an order to buy shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of each fund is the fund's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect a fund.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity mutual fund account and submit your request to Fidelity by mail, your request must be made in writing and include a signature guarantee if any of the following situations apply:

  You wish to sell more than $100,000 worth of shares;
  The address on your account (record address) has changed within the last 15 or 30 days, depending on your account, and you wish to sell $10,000 or more of shares;
  You are requesting that a check be mailed to a different address than the record address;
  You are requesting that redemption proceeds be paid to someone other than the account owner; or
  The redemption proceeds are being transferred to a Fidelity mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

Prospectus

Shareholder Information - continued

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, keep your fund balance above $2,000 to keep your fund position open ($500 for fund balances in Fidelity Simplified Employee Pension-IRA, Keogh, and Non-Fidelity Prototype Retirement accounts), except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of a fund.
  If you hold your shares in a Fidelity mutual fund account and you sell shares by writing a check, if available, and the amount of the check is greater than the value of your fund position, your check will be returned to you and you may be subject to additional charges.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

To sell shares issued with certificates, call Fidelity for instructions. Each fund no longer issues share certificates.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  Each fund may refuse any exchange purchase for any reason. For example, each fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before exchanging into a fund, read its prospectus.
  The fund you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.

Prospectus

  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The funds may terminate or modify the exchange privileges in the future.

Other funds may have different exchange restrictions, and may impose trading fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Features and Policies

Features

The following features may be available to buy and sell shares of the funds or to move money to and from your account, depending on whether you are investing through a Fidelity brokerage account or a Fidelity mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

  To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.
  You can use electronic funds transfer to:

- Make periodic (automatic) purchases of Fidelity fund shares or payments to your Fidelity brokerage account.

- Make periodic (automatic) redemptions of Fidelity fund shares or withdrawals from your Fidelity brokerage account.

Wire: electronic money movement through the Federal Reserve wire system To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

Automatic Transactions: periodic (automatic) transactions

  To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity brokerage account or Fidelity mutual fund account.
  To make contributions from a Fidelity mutual fund account to a Fidelity mutual fund IRA.
  To sell shares of a Fidelity money market fund and simultaneously to buy shares of another Fidelity fund in a Fidelity mutual fund account.

Checkwriting To sell Fidelity fund shares from your Fidelity mutual fund account (only if checkwriting was set up on your account prior to July 31, 2004).

Prospectus

Shareholder Information - continued

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your fund balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in a household holds shares of a fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

You may be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000. It is expected that fund balances will be valued on the second Friday in November of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use regular investment plans.

You will be given 30 days' notice to reestablish the minimum balance if your fund balance falls below $2,000 ($500 for fund balances in Fidelity Simplified Employee Pension-IRA, Keogh, and Non-Fidelity Prototype Retirement accounts), for any reason, including solely due to declines in NAV. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Prospectus

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

Each fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

Each fund normally declares dividends daily and pays them monthly. Each fund normally pays capital gain distributions in September and December.

Earning Dividends

Shares begin to earn dividends on the first business day following the day of purchase.

Shares earn dividends until, but not including, the next business day following the day of redemption.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for each fund:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Prospectus

Shareholder Information - continued

Tax Consequences

As with any investment, your investment in a fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of each fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of each fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because each fund's income is primarily derived from interest, dividends from each fund generally will not qualify for the long-term capital gains tax rates available to individuals.

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is each fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of March 31, 2005, FMR had approximately $9.1 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing each fund's investments and handling its business affairs.

Affiliates assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 25 Lovat Lane, London, EC3R 8LL, England, serves as a sub-adviser for Ginnie Mae and Intermediate Government Income. FMR U.K. was organized in 1986 to provide investment research and advice to FMR. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for Ginnie Mae and Intermediate Government Income.
  Fidelity Management & Research (Far East) Inc. (FMR Far East), at Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105, Japan, serves as a sub-adviser for Ginnie Mae and Intermediate Government Income. FMR Far East was organized in 1986 to provide investment research and advice to FMR. FMR Far East may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for Ginnie Mae and Intermediate Government Income.
  Fidelity International Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for each fund. As of September 28, 2004, FIIA had approximately $17.9 billion in discretionary assets under management. For each fund, FIIA may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.
  Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), at 25 Cannon Street, London, EC4M 5TA, England, serves as a sub-adviser for each fund. As of September 28, 2004, FIIA(U.K.)L had approximately $10.7 billion in discretionary assets under management. For each fund, FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.
  Fidelity Investments Japan Limited (FIJ), at Shiroyama JT Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo, Japan 105-6019, serves as a sub-adviser for Ginnie Mae and Intermediate Government Income. As of September 28, 2004, FIJ had approximately $42.1 billion in discretionary assets under management. FIJ may provide investment research and advice on issuers based outside the United States and may also provide investment advisory and order execution services for Ginnie Mae and Intermediate Government Income.

Prospectus

Fund Services - continued

Fidelity Investments Money Management, Inc. (FIMM), at One Spartan Way, Merrimack, New Hampshire 03054, serves as a sub-adviser for each fund. FIMM has day-to-day responsibility for choosing investments for each fund.

FIMM is an affiliate of FMR. As of March 31, 2005, FIMM had approximately $275.2 billion in discretionary assets under management.

George Fischer is vice president and manager of Government Income Fund and Intermediate Government Income Fund, which he has managed since January 2003 and June 2002, respectively. He also manages other Fidelity funds. Since joining Fidelity Investments in 1989, Mr. Fischer has worked as a research analyst and portfolio manager.

William Irving is vice president and manager of Ginnie Mae Fund, which he has managed since November 2004. He also manages other Fidelity funds. Since joining Fidelity Investments in 1999, Dr. Irving has worked as a quantitative analyst and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by George Fischer and William Irving.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Each fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

Effective June 1, 2005, FMR has contracted to pay certain expenses of the fund so that fund-level expenses, including the management fee, are limited to 0.35%.

For July 2005, the group fee rate was 0.12%. Effective June 1, 2005, the individual fund fee rate was reduced from 0.30% to 0.20%.

Prospectus

The total management fee, as a percentage of a fund's average net assets, for the fiscal year ended July 31, 2005, for each fund is shown in the following table.

Total Management Fee
Ginnie Mae	0.41%
Government Income	0.41%
Intermediate Government Income	0.41%

FMR pays FIMM, FMR U.K., and FMR Far East for providing sub-advisory services. FIMM pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L. FMR Far East in turn pays FIJ for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for each fund is available in each fund's annual report for the fiscal period ended July 31, 2005.

FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Voluntary reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a fund's expenses and boost its performance.

As of July 31, 2005, approximately 63.03% of Government Income's total outstanding shares were held by FMR affiliates.

Fund Distribution

FDC distributes each fund's shares.

Intermediaries, including retirement plan sponsors, service-providers and administrators, may receive from FMR, FDC and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of shares of the fund. These payments are described in more detail in the SAI.

Each fund has adopted a Distribution and Service Plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, service-providers and administrators, that provide those services. Currently, the Board of Trustees of each fund has authorized such payments.

Prospectus

Fund Services - continued

Any fees paid out of the fund's assets on an ongoing basis pursuant to the Plan may increase the cost of your investment and may cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights tables are intended to help you understand each fund's financial history for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports, along with each fund's financial highlights and financial statements, are included in each fund's annual report. A free copy of each annual report is available upon request.

Ginnie Mae

Years ended July 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 11.00	$ 11.05	$ 11.11	$ 10.91	$ 10.42
Income from Investment Operations
Net investment income B	.443	.404	.364	.563 E	.684
Net realized and unrealized gain (loss)	.004 C	.027	(.029)	.225 E	.487
Total from investment operations	.447	.431	.335	.788	1.171
Distributions from net investment income	(.447)	(.391)	(.395)	(.588)	(.681)
Distributions from net realized gain	-	(.090)	-	-	-
Total distributions	(.447)	(.481)	(.395)	(.588)	(.681)
Net asset value, end of period	$ 11.00	$ 11.00	$ 11.05	$ 11.11	$ 10.91
Total Return A	4.11%	3.96%	3.02%	7.42%	11.55%
Ratios to Average Net Assets D
Expenses before expense reductions	.57%	.60%	.57%	.60%	.63%
Expenses net of voluntary waivers, if any	.57%	.60%	.57%	.60%	.62%
Expenses net of all reductions	.57%	.60%	.57%	.60%	.62%
Net investment income	4.00%	3.64%	3.25%	5.15% E	6.40%
Supplemental Data
Net assets, end of period (in millions)	$ 4,033	$ 3,977	$ 5,606	$ 5,743	$ 2,836
Portfolio turnover rate	160%	155%	262%	327%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

E Effective August 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Prospectus

Appendix - continued

Government Income

Years ended July 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 10.13	$ 10.16	$ 10.30	$ 9.98	$ 9.49
Income from Investment Operations
Net investment income B	.329	.307	.374	.452 D	.577
Net realized and unrealized gain (loss)	.097	.124	(.014)	.335 D	.525
Total from investment operations	.426	.431	.360	.787	1.102
Distributions from net investment income	(.321)	(.301)	(.370)	(.467)	(.612)
Distributions from net realized gain	(.035)	(.160)	(.130)	-	-
Total distributions	(.356)	(.461)	(.500)	(.467)	(.612)
Net asset value, end of period	$ 10.20	$ 10.13	$ 10.16	$ 10.30	$ 9.98
Total Return A	4.24%	4.30%	3.45%	8.08%	11.92%
Ratios to Average Net Assets C
Expenses before expense reductions	.58%	.63%	.65%	.69%	.61%
Expenses net of voluntary waivers, if any	.58%	.63%	.65%	.69%	.61%
Expenses net of all reductions	.58%	.63%	.65%	.68%	.60%
Net investment income	3.21%	3.01%	3.56%	4.50% D	5.91%
Supplemental Data
Net assets, end of period (in millions)	$ 5,127	$ 4,168	$ 3,622	$ 2,920	$ 2,154
Portfolio turnover rate	114%	224%	253%	284%	214%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective August 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Prospectus

Intermediate Government Income

Years ended July 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 10.18	$ 10.17	$ 10.11	$ 9.77	$ 9.32
Income from Investment Operations
Net investment income B	.330	.274	.329	.457 D	.607
Net realized and unrealized gain (loss)	(.084)	.014	.056	.353 D	.452
Total from investment operations	.246	.288	.385	.810	1.059
Distributions from net investment income	(.316)	(.278)	(.325)	(.470)	(.609)
Net asset value, end of period	$ 10.11	$ 10.18	$ 10.17	$ 10.11	$ 9.77
Total Return A	2.43%	2.84%	3.80%	8.51%	11.68%
Ratios to Average Net Assets C
Expenses before expense reductions	.57%	.60%	.60%	.59%	.64%
Expenses net of voluntary waivers, if any	.57%	.60%	.60%	.59%	.61%
Expenses net of all reductions	.57%	.60%	.60%	.59%	.60%
Net investment income	3.23%	2.67%	3.18%	4.63% D	6.34%
Supplemental Data
Net assets, end of period (in millions)	$ 884	$ 963	$ 1,283	$ 1,107	$ 844
Portfolio turnover rate	90%	152%	229%	145%	114%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective August 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Prospectus

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the funds. A description of each fund's policies and procedures for disclosing its holdings is available in the funds' SAI and on Fidelity's web sites. The SAI also includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports also include additional information. Each fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the funds' annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-04085

Fidelity, Fidelity Investments & (Pyramid) Design, FAST, Fidelity GoalPlanner, and Directed Dividends are registered trademarks of FMR Corp.

Portfolio Advisory Services is a service mark of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

1.537653.108 GVT-pro-0905

Spartan Government Income Fund

(A Fund of Fidelity Fixed-Income Trust)

Fidelity Advisor Government Investment Fund

(A Fund of Fidelity Advisor Series II)

Fidelity Government Income Fund

(A Fund of Fidelity Income Fund)

FORM N-14

STATEMENT OF ADDITIONAL INFORMATION

July 24, 2006

This Statement of Additional Information (SAI) relates to the proposed acquisition of Spartan Government Income Fund (Spartan Government Income), a fund of Fidelity Fixed-Income Trust, and Fidelity Advisor Government Investment Fund (Advisor Government Investment), a fund of Fidelity Advisor Series II, by Fidelity Government Income Fund (Fidelity Government Income), a fund of Fidelity Income Fund (the Reorganizations). This SAI contains information which may be of interest to shareholders but which is not included in the Proxy Statement and Prospectus dated July 24, 2006 (Proxy Statement) which relates to the Reorganizations. As described in the Proxy Statement, Fidelity Government Income acquire all of the assets of Spartan Government Income and Advisor Government Investment and assume all of Spartan Government Income's and Advisor Government Investments's liabilities, in exchange solely for shares of beneficial interest in Fidelity Government Income.

This SAI is not a prospectus and should be read in conjunction with the Proxy Statement. The Proxy Statement has been filed with the Securities and Exchange Commission and may be obtained, without charge, from Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts, 02109.

This SAI consists of this cover page and the following described documents, each of which is incorporated herein by reference:

1. The Prospectus of Fidelity Government Income dated September 29, 2005 and supplemented November 21, 2005, which was previously filed via EDGAR (Accession No. 0000315700-05-000013).

2. The Statement of Additional Information of Fidelity Government Income dated September 29, 2005, which was previously filed via EDGAR (Accession No. 0000315700-05-000013).

3. The Prospectus of Spartan Government Income dated June 29, 2006 and supplemented June 29, 2006, which was previously filed via EDGAR (Accession No. 0000880195-06-000053).

4. The Statement of Additional Information of Spartan Government Income dated June 29, 2006, which was previously filed via EDGAR (Accession No. 0000880195-06-000053).

5. The Prospectus of Advisor Government Investment dated December 30, 2005 and supplemented April 30, 2006, which was previously filed via EDGAR (Accession No. 0000744822-05-000058).

6. The Statement of Additional Information of Advisor Government Investment dated December 30, 2005 and supplemented April, 30, 2006, which was previously filed via EDGAR (Accession No. 0000744822-05-000058).

7. The Financial Statements included in the Annual Report of Fidelity Government Income for the fiscal year ended July 31, 2005, which Report was previously filed via EDGAR (Accession No. 0000035341-05-000033).

8. The Financial Statements included in the Annual Report of Spartan Government Income for the fiscal year ended April 30, 2005, which Report was previously filed via EDGAR (Accession No. 0000035315-05-000005).

9. The Financial Statements included in the Annual Report of Advisor Government Investment for the fiscal year ended October 31, 2005, which Report was previously filed via EDGAR (Accession No. 0000744822-05-000051).

10. The Unaudited Financial Statements included in the Semiannual Report of Fidelity Government Income for the fiscal period ended January 31, 2006, which Report was previously filed via EDGAR (Accession No. 0000035341-06-000022).

11. The Unaudited Financial Statements included in the Semiannual Report of Spartan Government Income for the fiscal period ended October 31, 2005, which Report was previously filed via EDGAR (Accession No. 0000035315-05-000008).

The Pro Forma Financial Statements for the Reorganizations are provided on the following pages.

Attached hereto as Attachment 1 is the Statement of Additional Information of Fidelity Government Income dated September 29, 2005. Attachment 2 contains additional information relating to Fidelity Government Income shares to be received by Advisor Government Investment shareholders as part of its Reorganization.

Fidelity Income Fund: Fidelity Government Income Fund Merger with Fidelity Fixed Income Trust: Spartan Government Income Fund and Fidelity Advisor Series II Trust: Advisor Government Investment Fund

Investments at January 31, 2006 (Unaudited)		FIDELITY GOVERNMENT INCOME FUND (#54)		SPARTAN GOVERNMENT INCOME FUND (#453)			FIDELITY ADVISOR GOVERNMENT INVESTMENT FUND (#217)			CONSOLIDATED PORTFOLIO LISTING

	%	Principal Amount	Value (Note 1)%		Principal Amount	Value (Note 1)%		Principal Amount	Value (Note 1)%		Principal Amount	Value (Note 1)
U.S. Government and Government Agency Obligations	65.3%			62.9%			64.7%			64.9%
U.S. Government Agency Obligations	24.7%			29.2%			29.7%			25.9%
Fannie Mae 2.625% 11/15/06		$45,430,000	$44,669,048		$3,155,000	$3,102,154		$-	$-		$48,585,000	$47,771,202
Fannie Mae 3.125% 12/15/07		160,000,000	155,297,120		-	-		5,000,000	4,853,035		165,000,000	160,150,155
Fannie Mae 3.25% 1/15/08		57,140,000	55,530,938		14,965,000	14,543,586		-	-		72,105,000	70,074,524
Fannie Mae 3.25% 8/15/08		-	-		-	-		4,812,000	4,637,940		4,812,000	4,637,940
Fannie Mae 3.25% 2/15/09		116,465,000	111,470,398		21,730,000	20,798,109		-	-		138,195,000	132,268,507
Fannie Mae 3.625% 3/15/07		-	-		-	-		34,223,000	33,768,827		34,223,000	33,768,827
Fannie Mae 3.875% 5/15/07		6,660,000	6,580,466		-	-		-	-		6,660,000	6,580,466
Fannie Mae 4.25% 5/15/09		-	-		-	-		4,500,000	4,426,974		4,500,000	4,426,974
Fannie Mae 4.5% 10/15/08		5,738,000	5,697,886		6,550,000	6,504,209		7,372,000	7,320,462		19,660,000	19,522,557
Fannie Mae 4.625% 1/15/08		82,408,000	82,178,741		2,356,000	2,349,446		36,500,000	36,398,457		121,264,000	120,926,644
Fannie Mae 4.625% 10/15/13		2,800,000	2,757,938		520,000	512,189		-	-		3,320,000	3,270,127
Fannie Mae 4.625% 10/15/14		48,700,000	47,936,141		3,500,000	3,445,103		-	-		52,200,000	51,381,244
Fannie Mae 4.75% 12/15/10		200,000,000	199,495,800		13,500,000	13,465,967		10,800,000	10,772,773		224,300,000	223,734,540
Fannie Mae 5.125% 1/2/14		15,000,000	14,975,205		-	-					15,000,000	14,975,205
Fannie Mae 5.5% 3/15/11		36,525,000	37,647,194		1,485,000	1,530,625		-	-		38,010,000	39,177,819
Fannie Mae 6% 5/15/08		-	-		-	-		2,718,000	2,789,111		2,718,000	2,789,111
Fannie Mae 6.25% 2/1/11		19,445,000	20,473,485		5,870,000	6,180,476		24,260,000	25,543,160		49,575,000	52,197,121
Fannie Mae 6.375% 6/15/09		39,220,000	41,091,853		16,490,000	17,277,018		-	-		55,710,000	58,368,871
Fannie Mae6.625% 9/15/09		-	-		-	-		1,620,000	1,717,252		1,620,000	1,717,252
Federal Home Loan Bank 3.75% 9/28/06		34,660,000	34,434,849		-	-		-	-		34,660,000	34,434,849
Federal Home Loan Bank 3.8% 12/22/06		7,375,000	7,309,599		2,275,000	2,254,825		1,025,000	1,015,910		10,675,000	10,580,334
Federal Home Loan Bank 5.8% 9/2/08		7,750,000	7,916,780		8,855,000	9,045,560		9,965,000	10,179,447		26,570,000	27,141,787
Freddie Mac 2.75% 8/15/06		6,630,000	6,561,267		2,045,000	2,023,799		-	-		8,675,000	8,585,066
Freddie Mac 2.875% 12/15/06		45,920,000	45,164,892		-	-		-	-		45,920,000	45,164,892
Freddie Mac 3.55% 11/15/07		77,765,000	76,085,898		5,655,000	5,532,897		-	-		83,420,000	81,618,795
Freddie Mac 4% 8/17/07		5,305,000	5,240,438		2,977,000	2,940,770		880,000	869,290		9,162,000	9,050,498
Freddie Mac 4.125% 4/2/07		20,542,000	20,374,624		3,697,000	3,666,877		34,613,000	34,330,973		58,852,000	58,372,474
Freddie Mac 4.25% 7/15/09		4,460,000	4,380,532		5,100,000	5,009,128		-	-		9,560,000	9,389,660
Freddie Mac 4.75% 1/19/16		-	-		-	-		22,800,000	22,500,340		22,800,000	22,500,340
Freddie Mac 4.875% 11/15/13		18,800,000	18,795,168		-	-		-	-		18,800,000	18,795,168
Freddie Mac 5% 1/30/14		-	-		-	-		25,000,000	24,563,800		25,000,000	24,563,800
Freddie Mac 5.75% 1/15/12		1,223,000	1,278,758		463,000	484,109		-	-		1,686,000	1,762,867
Freddie Mac 5.875% 3/21/11		34,550,000	35,880,521		14,005,000	14,544,333		6,960,000	7,228,030		55,515,000	57,652,884
Freddie Mac 7% 3/15/10		6,405,000	6,920,615		2,278,000	2,461,384		7,294,000	7,881,182		15,977,000	17,263,181
Government Loan Trusts (assets of Trust guaranteed		892,541	909,865		606,945	618,726		97,773	99,670		1,597,259	1,628,261
by U.S. Government through Agency for
International Development) Series 1-B, 8.5% 4/1/06
Guaranteed Export Trust Certificates (assets of		520,450	522,693		408,706	410,468		499,632	501,786		1,428,788	1,434,947
Trust guaranteed by U.S. Government through
Export-Import Bank) Series 1994-A, 7.12% 4/15/06
Guaranteed Trade Trust Certificates (assets of		-	-		2,541,670	2,577,787		375,000	380,329		2,916,670	2,958,116
Trust guaranteed by U.S. Government through
Export-Import Bank) Series 1994-A, 7.39% 6/26/06
Israeli State (guaranteed by U.S. Government		110,500,000	117,102,375		12,000,000	12,717,000		-	-		122,500,000	129,819,375
through Agency for International Development) 5.5% 09/18/23
Israeli State (guaranteed by U.S. Government		23,038,755	23,482,781		18,328,814	18,682,065		8,581,396	8,746,785		49,948,965	50,911,631
through Agency for International Development) 6.6% 02/15/08
Israeli State (guaranteed by U.S. Government		18,000,000	19,398,402		7,000,000	7,543,823		5,000,000	5,388,445		30,000,000	32,330,670
through Agency for International Development) 6.8% 02/15/12
Overseas Private Investment Corp. U.S. Government		5,107,688	5,426,919		2,030,768	2,157,691		1,046,153	1,111,538		8,184,609	8,696,148
guaranteed participation certificates 6.77% 11/15/13
Overseas Private Investment Corp. U.S. Government		16,665,000	18,200,680		4,242,000	4,632,900		3,787,500	4,136,518		24,694,500	26,970,098
guaranteed participation certificates 6.99% 5/21/16
Private Export Funding Corp. secured 5.34% 3/15/06		21,700,000	21,716,253		8,660,000	8,666,486		4,640,000	4,643,475		35,000,000	35,026,214
Private Export Funding Corp. secured 5.66% 9/15/11	(a)	11,160,000	11,573,835		4,230,000	4,386,857		2,610,000	2,706,784		18,000,000	18,667,476
Private Export Funding Corp. secured 5.685% 5/15/12		16,815,000	17,545,696		3,375,000	3,521,661		3,845,000	4,012,084		24,035,000	25,079,441
Private Export Funding Corp. secured 6.49% 7/15/07		5,000,000	5,109,180		-	-		-	-		5,000,000	5,109,180
Private Export Funding Corp. secured 6.67% 9/15/09		2,120,000	2,252,220		-	-		1,380,000	1,466,068		3,500,000	3,718,288
Private Export Funding Corp. secured 7.17% 5/15/07		8,500,000	8,744,622		4,400,000	4,526,628		-	-		12,900,000	13,271,250
Private Export Funding Corp. 3.375% 2/15/09		3,565,000	3,427,584		680,000	653,789		610,000	586,487		4,855,000	4,667,860
Private Export Funding Corp. 4.55% 5/15/15		-	-		2,975,000	2,899,712		2,975,000	2,899,712		5,950,000	5,799,424
Private Export Funding Corp. 4.974% 8/15/13		16,940,000	17,012,164		3,150,000	3,163,419		2,850,000	2,862,141		22,940,000	23,037,724
Small Business Administration guaranteed		7,896,687	7,763,046		-	-		-	-		7,896,687	7,763,046
development participation certificates Series
2002-20J Class 1, 4.75% 10/1/22
Small Business Administration guaranteed		4,125,168	4,125,922		8,250,335	8,251,844		4,950,201	4,951,106		17,325,704	17,328,872
development participation certificates Series
2002-20K Class 1, 5.08% 11/1/22
Small Business Administration guaranteed		12,454,771	12,476,562		4,151,590	4,158,854		-	-		16,606,361	16,635,416
development participation certificates Series 2003
P10B, 5.136% 8/10/13
Small Business Administration guaranteed		3,776,077	3,787,579		755,976	758,279		-	-		4,532,053	4,545,858
development participation certificates Series
2004-20H Class 1, 5.17% 8/1/24
U.S. Department of Housing and Urban Development		9,300,000	9,355,447		4,100,000	4,124,444		2,100,000	2,112,520		15,500,000	15,592,411
Government guaranteed participation certificates
Series 1999-A, 5.75% 8/1/06
U.S. Department of Housing and Urban Development		9,930,000	10,092,892		6,650,000	6,759,087		1,800,000	1,829,527		18,380,000	18,681,506
Government guaranteed participation certificates
Series 1999-A, 5.96% 8/1/09
U.S. Trade Trust Certificates (assets of Trust		622,917	633,544		84,584	86,027		60,000	61,024		767,501	780,595
guaranteed by U.S. Government through
Export-Import Bank) 8.17% 1/15/07
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS .			1,416,806,409			238,970,111			289,292,962			1,945,069,482
BOOK COST - TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS .			1,422,428,597			240,016,118			291,160,468			1,953,605,183

U.S. Treasury Inflation Protected Obligations	10.0%			9.9%			7.4%			9.6%
U.S. Treasury Inflation-Indexed Bonds 2.375% 01/15/25		115,342,700	121,974,600		-	-		16,829,549	17,797,203		132,172,249	139,771,803
U.S. Treasury Inflation-Indexed Bonds 3.625% 04/15/28		135,645,330	175,787,370		39,190,502	50,788,297		-	-		174,835,832	226,575,667
U.S. Treasury Inflation-Indexed Notes 0.875% 04/15/10		158,584,640	152,016,720		31,299,600	30,003,300		25,770,004	24,702,717		215,654,244	206,722,737
U.S. Treasury Inflation-Indexed Notes 1.875% 07/15/13		80,712,000	80,244,750		-	-		-	-		80,712,000	80,244,750
U.S. Treasury Inflation-Indexed Notes 1.875% 7/15/15		-	-		-	-		30,179,655	29,891,862		30,179,655	29,891,862
U.S. Treasury Inflation-Indexed Notes 2% 7/15/14		41,942,800	42,014,400		-	-		-	-		41,942,800	42,014,400
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS .			572,037,840			80,791,597			72,391,782			725,221,219
BOOK COST - TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS			560,932,884			76,851,460			73,762,556			711,546,900

U.S. Treasury Obligations	30.6%			23.8%			27.6%			29.4%
U.S. Treasury Bonds 6.125% 8/15/29		112,000,000	134,032,528		15,000,000	17,950,785		37,450,000	44,817,127		164,450,000	196,800,440
U.S. Treasury Bonds 6.25% 8/15/23		-	-		-	-		1,500,000	1,765,782		1,500,000	1,765,782
U.S. Treasury Bonds 8% 11/15/21		142,000,000	193,131,076		-	-		11,794,000	16,040,760		153,794,000	209,171,836
U.S. Treasury Bonds 12% 8/15/13		-	-		-	-		10,000,000	11,781,250		10,000,000	11,781,250
U.S. Treasury Notes 3.375% 9/15/09		287,793,000	277,090,554		33,665,000	32,413,066		-	-		321,458,000	309,503,620
U.S. Treasury Notes 3.75% 5/15/08		480,000,000	472,293,600		30,706,000	30,213,015		-	-		510,706,000	502,506,615
U.S. Treasury Notes 3.375% 10/15/09		-	-		-	-		17,550,000	16,882,275		17,550,000	16,882,275
U.S. Treasury Notes 3.5% 8/15/09		-	-		-	-		3,229,000	3,124,309		3,229,000	3,124,309
U.S. Treasury Notes 3.75% 5/15/08		-	-		-	-		40,810,000	40,154,795		40,810,000	40,154,795
U.S. Treasury Notes 3.875% 7/31/07		105,347,000	104,326,398		-	-		15,439,000	15,289,427		120,786,000	119,615,825
U.S. Treasury Notes 4% 8/31/07		-	-		3,077,000	3,051,639		908,000	900,516		3,985,000	3,952,155
U.S. Treasury Notes 4.25% 8/15/13		59,275,000	58,182,088		-	-		11,670,000	11,454,829		70,945,000	69,636,917
U.S. Treasury Notes 4.25% 11/15/13		15,000,000	14,710,545		-	-		37,610,000	36,884,240		52,610,000	51,594,785
U.S. Treasury Notes 4.25% 11/15/14		430,000,000	420,644,060		100,435,000	98,249,728		-	-		530,435,000	518,893,788
U.S. Treasury Notes 4.375% 12/15/10		-	-		1,230,000	1,222,985		-	-		1,230,000	1,222,985
U.S. Treasury Notes 4.75% 5/15/14		75,948,000	76,998,209		12,000,000	12,165,936		68,550,000	69,497,905		156,498,000	158,662,050
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS			1,751,409,058			195,267,154			268,593,215			2,215,269,427
BOOK COST - TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS			1,759,596,021			198,629,480			269,501,877			2,227,727,377
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS			3,740,253,307			515,028,862			630,277,959			4,885,560,128
BOOK COST - TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS			3,742,957,502			515,497,060			634,424,901			4,892,879,463

U.S. Government Agency - Mortgage Securities	22.4%			24.4%			19.0%			22.2%
Fannie Mae	20.2%			22.2%			16.1%			19.9%
3.476% 4/1/34	(c)	1,634,428	1,626,724		275,465	274,167		275,465	274,167		2,185,358	2,175,058
3.723% 1/1/35	(c)	1,010,289	992,804		191,877	188,556		172,297	169,315		1,374,463	1,350,675
3.75% 1/1/34	(c)	819,879	800,078		126,034	122,991		-	-		945,913	923,069
3.752% 10/1/33	(c)	723,589	707,007		120,598	117,834		120,598	117,834		964,785	942,675
3.753% 10/1/33	(c)	895,350	871,908		119,380	116,254		-	-		1,014,730	988,162
3.756% 12/1/34	(c)	795,067	783,572		144,558	142,468		144,558	142,468		1,084,183	1,068,508
3.788% 12/1/34	(c)	182,490	178,916		33,180	32,530		33,180	32,530		248,850	243,976
3.791% 6/1/34	(c)	3,225,930	3,106,037		558,334	537,583		537,655	517,673		4,321,919	4,161,293
3.82% 6/1/33	(c)	521,682	511,214		96,099	94,171		82,371	80,718		700,152	686,103
3.825% 1/1/35	(c)	687,610	674,689		133,702	131,190		114,602	112,448		935,914	918,327
3.828% 4/1/33	(c)	2,499,301	2,449,753		370,267	362,926		-	-		2,869,568	2,812,679
3.847% 1/1/35	(c)	1,986,781	1,950,117		364,919	358,185		324,372	318,387		2,676,072	2,626,689
3.869% 1/1/35	(c)	1,192,782	1,188,378		226,217	225,382		205,652	204,893		1,624,651	1,618,653
3.877% 6/1/33	(c)	2,790,934	2,744,870		538,072	529,191		475,213	467,370		3,804,219	3,741,431
3.889% 12/1/34	(c)	616,244	613,523		119,273	118,746		99,394	98,955		834,911	831,224
3.902% 10/1/34	(c)	830,041	820,471		155,633	153,838		138,340	136,745		1,124,014	1,111,054
3.945% 5/1/34	(c)	279,705	284,173		43,032	43,719		43,032	43,719		365,769	371,611
3.948% 11/1/34	(c)	1,300,468	1,287,605		250,236	247,761		219,904	217,729		1,770,608	1,753,095
3.958% 1/1/35	(c)	856,136	848,389		167,505	165,989		148,893	147,546		1,172,534	1,161,924
3.971% 5/1/33	(c)	253,482	250,354		44,732	44,180		44,732	44,180		342,946	338,714
3.981% 12/1/34	(c)	655,220	649,812		131,044	129,962		112,324	111,396		898,588	891,170
3.983% 12/1/34	(c)	4,471,827	4,449,610		826,724	822,617		751,568	747,834		6,050,119	6,020,061
3.984% 12/1/34	(c)	860,926	854,165		159,378	158,126		139,456	138,361		1,159,760	1,150,652
3.988% 1/1/35	(c)	543,824	539,909		93,763	93,088		93,763	93,088		731,350	726,085
3.991% 2/1/35	(c)	603,331	597,869		120,666	119,574		100,555	99,645		824,552	817,088
4% 10/1/18 to 6/1/20		9,895,483	9,430,571		-	-		2,858,461	2,726,546		12,753,944	12,157,117
4.014% 12/1/34	(c)	413,317	409,841		71,881	71,277		71,881	71,277		557,079	552,395
4.026% 1/1/35	(c)	1,166,769	1,159,176		222,242	220,795		203,722	202,396		1,592,733	1,582,367
4.03% 2/1/35	(c)	584,978	579,136		116,996	115,827		97,496	96,523		799,470	791,486
4.037% 1/1/35	(c)	307,553	305,929		61,511	61,186		61,511	61,186		430,575	428,301
4.039% 10/1/18	(c)	692,457	681,060		115,409	113,510		115,409	113,510		923,275	908,080
4.053% 4/1/33	(c)	240,375	239,418		41,324	41,160		41,324	41,160		323,023	321,738
4.057% 1/1/35	(c)	573,029	567,081		114,606	113,416		95,505	94,513		783,140	775,010
4.063% 12/1/34	(c)	1,205,681	1,197,536		221,042	219,548		200,947	199,589		1,627,670	1,616,673
4.075% 1/1/35	(c)	1,143,344	1,132,757		211,079	209,124		193,489	191,697		1,547,912	1,533,578
4.094% 2/1/35	(c)	412,224	409,811		78,498	78,038		78,498	78,038		569,220	565,887
4.097% 2/1/35	(c)	1,113,667	1,103,936		211,213	209,367		192,012	190,334		1,516,892	1,503,637
4.101% 2/1/35	(c)	445,005	441,198		77,834	77,168		77,834	77,168		600,673	595,534
4.105% 2/1/35	(c)	2,213,502	2,197,164		409,219	406,198		372,017	369,271		2,994,738	2,972,633
4.111% 1/1/35	(c)	1,238,674	1,226,462		231,105	228,827		209,439	207,374		1,679,218	1,662,663
4.114% 11/1/34	(c)	963,004	954,480		176,551	174,988		160,501	159,080		1,300,056	1,288,548
4.121% 1/1/35	(c)	2,243,568	2,223,680		417,408	413,708		377,273	373,928		3,038,249	3,011,316
4.123% 1/1/35	(c)	1,185,720	1,181,253		233,551	232,671		197,620	196,875		1,616,891	1,610,799
4.127% 2/1/35	(c)	1,350,985	1,339,480		259,093	256,887		222,080	220,188		1,832,158	1,816,555
4.144% 1/1/35	(c)	1,825,136	1,821,681		328,114	327,493		307,607	307,025		2,460,857	2,456,199
4.159% 2/1/35	(c)	1,181,736	1,173,144		213,100	211,551		193,727	192,319		1,588,563	1,577,014
4.171% 1/1/35	(c)	1,028,803	1,020,760		187,055	185,593		168,350	167,033		1,384,208	1,373,386
4.176% 11/1/34	(c)	311,974	309,557		56,723	56,283		56,723	56,283		425,420	422,123
4.179% 1/1/35	(c)	2,276,805	2,258,190		431,213	427,687		379,467	376,365		3,087,485	3,062,242
4.181% 1/1/35	(c)	1,474,425	1,444,970		256,422	251,299		235,053	230,358		1,965,900	1,926,627
4.188% 10/1/34	(c)	1,760,155	1,761,430		311,694	311,920		293,359	293,572		2,365,208	2,366,922
4.205% 3/1/34	(c)	633,794	625,647		110,914	109,488		110,914	109,488		855,622	844,623
4.25% 2/1/35	(c)	755,295	740,162		133,287	130,617		133,287	130,617		1,021,869	1,001,396
4.255% 1/1/34	(c)	2,180,224	2,154,864		328,483	324,662		376,789	372,406		2,885,496	2,851,932
4.277% 1/1/35	(c)	674,162	669,481		115,571	114,768		115,571	114,768		905,304	899,017
4.278% 2/1/35	(c)	431,884	427,899		71,981	71,317		71,981	71,317		575,846	570,533
4.288% 8/1/33	(c)	1,459,553	1,444,126		258,786	256,051		248,435	245,809		1,966,774	1,945,986
4.292% 7/1/34	(c)	546,829	551,172		100,732	101,532		86,341	87,027		733,902	739,731
4.295% 3/1/35	(c)	682,601	676,347		120,459	119,355		120,459	119,355		923,519	915,057
4.297% 3/1/33	(c)	968,150	962,339		149,968	149,068		167,053	166,051		1,285,171	1,277,458
4.301% 10/1/34	(c)	204,750	204,998		16,901	16,922		68,250	68,333		289,901	290,253
4.306% 3/1/33	(c)	351,408	345,240		-	-		-	-		351,408	345,240
4.313% 3/1/33	(c)	356,622	350,576		71,324	70,115		57,060	56,092		485,006	476,783
4.316% 5/1/35	(c)	1,016,136	1,005,376		176,024	174,160		172,023	170,202		1,364,183	1,349,738
4.324% 10/1/33	(c)	372,448	367,393		57,492	56,712		64,991	64,109		494,931	488,214
4.327% 12/1/34	(c)	422,259	421,723		76,774	76,677		76,774	76,677		575,807	575,077
4.339% 9/1/34	(c)	1,118,503	1,109,708		151,149	149,961		181,379	179,953		1,451,031	1,439,622
4.348% 1/1/35	(c)	752,021	741,183		132,710	130,797		132,710	130,797		1,017,441	1,002,777
4.354% 1/1/35	(c)	845,984	834,043		150,397	148,274		150,397	148,274		1,146,778	1,130,591
4.364% 9/1/34	(c)	2,711,439	2,690,622		421,779	418,541		482,034	478,333		3,615,252	3,587,496
4.367% 2/1/34	(c)	1,686,814	1,669,145		302,925	299,752		-	-		1,989,739	1,968,897
4.368% 4/1/35	(c)	482,040	475,698		80,340	79,283		80,340	79,283		642,720	634,264
4.378% 6/1/33	(c)	461,468	458,057		73,415	72,873		83,903	83,283		618,786	614,213
4.394% 2/1/35	(c)	1,106,853	1,090,063		187,956	185,105		-	-		1,294,809	1,275,168
4.403% 5/1/35	(c)	2,179,887	2,149,630		374,941	369,736		374,941	369,736		2,929,769	2,889,102
4.409% 10/1/34	(c)	4,236,055	4,179,428		657,319	648,532		730,354	720,591		5,623,728	5,548,551
4.411% 11/1/34	(c)	9,304,473	9,251,852		1,814,372	1,804,111		-	-		11,118,845	11,055,963
4.439% 10/1/34	(c)	3,625,947	3,607,375		657,745	654,376		607,663	604,551		4,891,355	4,866,302
4.44% 3/1/35	(c)	997,109	982,474		177,264	174,662		155,106	152,829		1,329,479	1,309,965
4.445% 4/1/34	(c)	1,150,460	1,142,250		193,898	192,514		193,898	192,514		1,538,256	1,527,278
4.467% 8/1/34	(c)	2,271,452	2,244,505		390,988	386,349		372,369	367,952		3,034,809	2,998,806
4.477% 1/1/35	(c)	1,123,600	1,119,081		184,472	183,730		184,472	183,730		1,492,544	1,486,541
4.481% 5/1/35	(c)	735,623	726,247		81,736	80,694		81,736	80,694		899,095	887,635
4.5% 7/1/18 to 12/1/20		83,428,853	81,053,398		32,425,289	31,488,467		16,140,305	15,451,404		131,994,447	127,993,269
4.517% 8/1/34	(c)	1,476,748	1,489,153		280,440	282,796		880,980	888,380		2,638,168	2,660,329
4.541% 2/1/35	(c)	781,590	775,430		142,107	140,987		124,344	123,364		1,048,041	1,039,781
4.542% 2/1/35	(c)	4,699,504	4,694,066		827,113	826,156		770,719	769,827		6,297,336	6,290,049
4.544% 7/1/34	(c)	1,220,681	1,213,726		198,716	197,583		198,716	197,583		1,618,113	1,608,892
4.545% 7/1/35	(c)	2,720,527	2,692,913		464,480	459,766		464,480	459,766		3,649,487	3,612,445
4.56% 2/1/35	(c)	474,027	474,448		76,456	76,524		76,456	76,524		626,939	627,496
4.561% 1/1/35	(c)	1,620,112	1,619,860		252,881	252,842		291,786	291,741		2,164,779	2,164,443
4.577% 9/1/34	(c)	3,154,390	3,129,003		490,746	486,796		547,480	543,073		4,192,616	4,158,872
4.581% 9/1/34	(c)	21,808,061	21,600,054		3,153,287	3,123,211		2,664,435	2,639,021		27,625,783	27,362,286
4.584% 2/1/35	(c)	3,371,860	3,334,673		501,222	495,695		592,354	585,821		4,465,436	4,416,189
4.605% 8/1/34	(c)	1,086,569	1,080,755		167,390	166,495		187,947	186,941		1,441,906	1,434,191
4.627% 1/1/33	(c)	533,013	533,193		82,490	82,518		95,181	95,213		710,684	710,924
4.629% 9/1/34	(c)	319,490	318,204		56,381	56,154		56,381	56,154		432,252	430,512
4.637% 10/1/35	(c)	369,574	365,875		92,394	91,469		92,394	91,469		554,362	548,813
4.653% 3/1/35	(c)	399,878	400,287		59,824	59,886		69,270	69,341		528,972	529,514
4.687% 3/1/35	(c)	-	-		-	-		992,218	992,471		992,218	992,471
4.712% 10/1/32	(c)	217,161	217,659		37,442	37,527		37,442	37,527		292,045	292,713
4.725% 3/1/35	(c)	1,178,376	1,167,996		206,733	204,912		-	-		1,385,109	1,372,908
4.728% 2/1/33	(c)	158,956	159,103		25,380	25,403		28,051	28,077		212,387	212,583
4.73% 7/1/34	(c)	2,088,407	2,070,412		364,643	361,501		348,068	345,069		2,801,118	2,776,982
4.732% 10/1/32	(c)	211,499	211,904		34,531	34,597		38,847	38,921		284,877	285,422
4.808% 12/1/32	(c)	1,014,420	1,018,390		184,440	185,162		165,996	166,646		1,364,856	1,370,198
4.814% 2/1/33	(c)	1,190,824	1,188,039		163,446	163,064		210,145	209,654		1,564,415	1,560,757
4.815% 5/1/33	(c)	42,633	42,673		10,658	10,668		10,658	10,668		63,949	64,009
4.825% 12/1/34	(c)	809,734	805,559		131,817	131,138		131,817	131,138		1,073,368	1,067,835
4.83% 1/1/35	(c)	135,174	135,241		15,019	15,027		30,039	30,054		180,232	180,322
4.835% 8/1/34	(c)	873,428	866,533		137,573	136,487		150,370	149,183		1,161,371	1,152,203
4.898% 10/1/35	(c)	2,265,784	2,254,932		310,990	309,501		399,844	397,929		2,976,618	2,962,362
4.904% 12/1/32	(c)	81,587	81,651		12,552	12,562		15,690	15,702		109,829	109,915
4.98% 11/1/32	(c)	592,512	599,301		92,257	93,314		102,596	103,772		787,365	796,387
5% 12/1/15 to 12/1/35		296,212,921	287,539,335		38,146,147	36,867,475		24,710,772	23,883,843		359,069,840	348,290,653
5% 2/1/36	(d)	-	-		-	-		5,000,000	4,831,250		5,000,000	4,831,250
5.031% 2/1/35	(c)	423,890	425,026		65,719	65,896		72,291	72,485		561,900	563,407
5.035% 11/1/34	(c)	200,369	200,301		28,624	28,614		28,624	28,614		257,617	257,529
5.046% 7/1/34	(c)	495,313	495,658		76,859	76,912		85,399	85,458		657,571	658,028
5.105% 5/1/35	(c)	5,173,102	5,189,778		883,213	886,060		883,213	886,060		6,939,528	6,961,898
5.106% 9/1/34	(c)	850,262	848,995		113,368	113,199		170,052	169,799		1,133,682	1,131,993
5.197% 6/1/35	(c)	3,748,465	3,752,993		650,023	650,808		628,355	629,114		5,026,843	5,032,915
5.216% 8/1/33	(c)	1,175,699	1,169,916		181,876	180,981		204,611	203,604		1,562,186	1,554,501
5.276% 3/1/35	(c)	537,300	538,278		89,550	89,713		89,550	89,713		716,400	717,704
5.333% 7/1/35	(c)	520,371	520,920		81,041	81,127		89,572	89,667		690,984	691,714
5.349% 12/1/34	(c)	1,601,381	1,600,902		216,403	216,338		259,683	259,606		2,077,467	2,076,846
5.5% 4/1/09 to 12/1/35	(b)	532,736,417	529,205,381		68,708,715	68,265,074		42,376,228	42,406,020		643,821,360	639,876,475
5.5% 2/1/36	(d)	-	-		-	-		18,000,000	17,803,125		18,000,000	17,803,125
6% 9/1/17 to 10/1/32		38,197,268	38,798,453		9,556,840	9,724,028		414,030	423,232		48,168,138	48,945,713
6% 2/1/36	(d)	-	-		-	-		5,000,000	5,048,438		5,000,000	5,048,438
6.5% 3/1/13 to 3/1/35		30,561,300	31,391,290		3,578,740	3,674,864		13,761,572	14,141,234		47,901,612	49,207,388
7% 7/1/13 to 5/1/30		3,734,096	3,891,350		1,616,790	1,684,928		2,710,053	2,819,485		8,060,939	8,395,763
7.5% 8/1/10 to 10/1/15		233,304	243,981		9,028	9,473		33,412	35,074		275,744	288,528
8% 1/1/22		67,968	70,185		-	-		-	-		67,968	70,185
8.5% 1/1/15 to 4/1/16		706,781	747,140		191,381	207,293		20,426	21,957		918,588	976,390
9% 5/1/14		710,900	768,438		-	-		251,906	268,340		962,806	1,036,778
9.5% 11/15/09 to 10/1/20		1,204,347	1,303,692		116,913	123,842		163,360	175,792		1,484,620	1,603,326
10% 8/1/10		18,697	19,451		-	-		-	-		18,697	19,451
11% 8/1/10		-	-		30,210	32,581		-	-		30,210	32,581
11.25% 5/1/14		-	-		11,442	12,521		-	-		11,442	12,521
11.5% 6/15/19 to 1/15/21		2,000,838	2,190,319		72,279	79,169		47,025	51,508		2,120,142	2,320,996
12.5% 8/1/15		-	-		4,898	5,400		1,704	1,876		6,602	7,276
			1,158,276,568			181,181,787			156,843,107			1,496,301,462
BOOK COST			1,173,314,775			183,382,429			157,978,536			1,514,675,740
Freddie Mac	2.0%			2.1%			2.6%			2.1%
4.055% 12/1/34	(c)	791,477	783,082		143,905	142,379		143,905	142,379		1,079,287	1,067,840
4.113% 12/1/34	(c)	1,152,369	1,132,675		201,207	197,769		201,207	197,769		1,554,783	1,528,213
4.176% 1/1/35	(c)	1,065,811	1,048,413		624,156	613,968		565,026	555,803		2,254,993	2,218,184
4.288% 3/1/35	(c)	1,008,426	998,053		174,535	172,740		174,535	172,740		1,357,496	1,343,533
4.296% 5/1/35	(c)	1,795,885	1,775,356		309,635	306,096		309,635	306,096		2,415,155	2,387,548
4.305% 12/1/34	(c)	1,088,873	1,069,081		167,519	164,474		167,519	164,474		1,423,911	1,398,029
4.33% 1/1/35	(c)	2,347,335	2,332,574		381,721	378,244		-	-		2,729,056	2,710,818
4.366% 2/1/35	(c)	2,163,088	2,143,384		-	-		363,544	360,233		2,526,632	2,503,617
4.445% 3/1/35	(c)	1,016,221	993,555		189,064	184,847		165,431	161,741		1,370,716	1,340,143
4.446% 2/1/34	(c)	1,066,918	1,050,553		191,498	188,561		-	-		1,258,416	1,239,114
4.465% 6/1/35	(c)	1,477,026	1,455,217		260,652	256,803		260,652	256,803		1,998,330	1,968,823
4.49% 3/1/35	(c)	1,114,879	1,091,275		196,743	192,578		174,883	171,180		1,486,505	1,455,033
4.49% 3/1/35	(c)	7,191,104	7,073,406		1,238,029	1,217,766		1,238,029	1,217,766		9,667,162	9,508,938
4.554% 2/1/35	(c)	1,609,703	1,590,126		279,015	275,622		-	-		1,888,718	1,865,748
4.704% 9/1/35	(c)	36,005,000	35,740,590		-	-		-	-		36,005,000	35,740,590
4.782% 10/1/32	(c)	142,108	142,354		26,693	26,739		25,834	25,879		194,635	194,972
4.996% 3/1/33	(c)	409,743	407,068		62,952	62,541		70,683	70,222		543,378	539,831
5% 1/1/09 to 9/1/35		9,229,570	8,930,611		2,640,251	2,550,112		-	-		11,869,821	11,480,723
5.013% 4/1/35	(c)	5,658,861	5,648,557		975,666	973,889		956,152	954,411		7,590,679	7,576,857
5.326% 8/1/33	(c)	433,880	439,447		83,439	84,509		83,439	84,509		600,758	608,465
5.5% 11/1/20		27,521,123	27,678,341		4,844,832	4,872,509		-	-		32,365,955	32,550,850
5.5% 2/1/36	(d)	-	-		-	-		10,000,000	9,896,875		10,000,000	9,896,875
5.651% 4/1/32	(c)	244,473	248,357		37,442	38,037		41,847	42,512		323,762	328,906
6% 5/1/33		9,063,014	9,182,336		2,535,744	2,569,129					11,598,758	11,751,465
6% 11/1/32 to 11/1/33		-	-		-	-		8,613,339	8,714,767		8,613,339	8,714,767
6.5% 3/1/35		-	-		-	-		721,265	738,862		721,265	738,862
7% 4/1/11		5,101	5,264		-	-		-	-		5,101	5,264
7.5% 7/1/10 to 5/1/16		2,304,202	2,423,793		833,768	874,189		581,637	609,953		3,719,607	3,907,935
8% 1/1/10 to 6/1/11		36,960	37,405		-	-		-	-		36,960	37,405
8.5% 8/1/08 to 12/1/25		153,845	161,723		246,663	267,706		12,813	13,509		413,321	442,938
9% 8/1/09 to 12/1/10		89,033	92,344		108,249	115,762		44,472	46,984		241,754	255,090
9.5% 5/1/21 to 7/1/21		-	-		-	-		62,175	67,667		62,175	67,667
9.75% 8/1/14		172,908	188,255		506,924	548,425		-	-		679,832	736,680
10% 7/1/09 to 8/1/21		-	-		81,929	87,688		-	-		81,929	87,688
11% 7/1/13 to 5/1/14		-	-		-	-		102,699	112,902		102,699	112,902
12% 8/1/13 to 3/1/15		-	-		4,167	4,561		-	-		4,167	4,561
12.25% 4/1/11 to 9/1/13		-	-		12,523	13,488		-	-		12,523	13,488
12.5% 2/1/14 to 6/1/19		-	-		50,233	55,012		24,754	27,025		74,987	82,037
13% 8/1/10 to 6/1/15		-	-		20,405	22,569		-	-		20,405	22,569
			115,863,195			17,458,712			25,113,061			158,434,968
BOOK COST			116,529,941			17,489,838			25,381,075			159,400,854
Government National Mortgage Association	0.2%			0.1%			0.3%			0.2%
4.25% 7/20/34	(c)	1,551,194	1,523,993		-	-		-	-		1,551,194	1,523,993
6% 7/15/08 to 12/15/10		4,240,123	4,318,078		-	-		-	-		4,240,123	4,318,078
6.5% 5/15/28 to 11/15/32		1,195,596	1,247,736		220,699	230,736		2,707,286	2,808,119		4,123,581	4,286,591
7% 10/15/26 to 8/15/32		52,863	55,602		-	-		-	-		52,863	55,602
7.5% 3/15/28 to 8/15/28		149,113	157,180		114,210	116,204		64,711	65,997		328,034	339,381
8% 11/15/06 to 12/15/23		1,197,604	1,282,083		392,163	420,125		392,163	420,125		1,981,930	2,122,333
8.5% 10/15/08 to 2/15/31		80,518	84,758		-	-		-	-		80,518	84,758
9% 12/15/09		-	-		-	-		1,309	1,312		1,309	1,312
9.5% 2/15/25		1,288	1,425		-	-		-	-		1,288	1,425
10.5% 4/15/14 to 1/15/18		-	-		90,835	100,762		48,919	54,300		139,754	155,062
13.5% 7/15/11		-	-		10,004	11,187		10,004	11,187		20,008	22,374
			8,670,854			879,014			3,361,040			12,910,908
BOOK COST			8,456,242			845,138			3,341,454			12,642,834
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES.			1,282,810,618			199,519,513			185,317,208			1,667,647,339
BOOK COST - TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES.			1,298,300,958			201,717,402			186,701,065			1,686,719,425

Asset-Backed Securities	0.6%			0.8%			0.7%			0.7%
Fannie Mae Grantor Trust Series 2005-T4 Class A1C, 4.68% 9/25/35	(c)	37,030,000	37,061,261		6,265,000	6,270,289		6,360,000	6,365,369		49,655,000	49,696,919
Book Cost - Fannie Mae Grantor Trust Series 2005-T4 Class A1C, 4.68% 9/25/35	(c)		37,060,000			6,265,000			6,360,000			49,655,000

Collateralized Mortgage Obligations	9.3%			10.5%			15.5%			10.2%
U.S. Government Agency	9.3%			10.5%			15.5%			10.2%
Fannie Mae floater Series 2003-25 Class CF, 4.88% 3/25/17	(c)	-	-		-	-		2,684,705	2,693,492		2,684,705	2,693,492
Fannie Mae planned amortization class Series		-	-		65,610	66,026		-	-		65,610	66,026
1991-170 Class E, 8% 12/25/06
Fannie Mae planned amortization class Series		-	-		-	-		2,199,923	2,275,140		2,199,923	2,275,140
1992-168 Class KB, 7% 10/25/22
Fannie Mae planned amortization class Series		3,794,887	3,808,791		-	-		-	-		3,794,887	3,808,791
1993-109 Class NZ, 6% 7/25/08
Fannie Mae planned amortization class Series		666,866	664,768		414,939	413,634		133,694	133,274		1,215,499	1,211,676
1993-160 Class PK, 6.5% 11/25/22
Fannie Mae planned amortization class Series		-	-		-	-		987,993	1,008,085		987,993	1,008,085
1993-187 Class L, 6.5% 7/25/23
Fannie Mae planned amortization class Series		18,360,200	19,126,601		-	-		-	-		18,360,200	19,126,601
1993-207 Class H, 6.5% 11/25/23
Fannie Mae planned amortization class Series		-	-		9,230,000	9,470,526		-	-		9,230,000	9,470,526
1993-240 Class PD, 6.25% 12/25/13
Fannie Mae planned amortization class Series		9,565,000	9,636,805		-	-		-	-		9,565,000	9,636,805
1994-23 Class PG, 6% 4/25/23
Fannie Mae planned amortization class Series		2,093,352	2,099,857		976,681	979,716		651,120	653,144		3,721,153	3,732,717
1994-27 Class PJ, 6.5% 6/25/23
Fannie Mae planned amortization class Series		15,748,263	15,888,319		-	-		-	-		15,748,263	15,888,319
1994-50 Class PJ, 6.5% 8/25/23
Fannie Mae planned amortization class Series		3,430,000	3,565,969		684,300	711,426		-	-		4,114,300	4,277,395
1996-28 Class PK, 6.5% 7/25/25
Fannie Mae planned amortization class Series		4,225,000	4,143,339		715,000	701,180		-	-		4,940,000	4,844,519
2003-28 Class KG, 5.5% 4/25/23
Fannie Mae planned amortization class Series		-	-		-	-		1,845,000	1,841,541		1,845,000	1,841,541
2003-39 Class PV, 5.5% 9/25/22
Fannie Mae sequential pay Series 1997-41 Class J, 7.5% 6/18/27		4,187,274	4,414,376		-	-					4,187,274	4,414,376
Fannie Mae guaranteed REMIC pass thru certificates	(c)	-	-		-	-		1,146,802	1,171,713		1,146,802	1,171,713
floater Series 2001-38 Class QF, 5.51% 8/25/31
Fannie Mae guaranteed REMIC pass thru certificates	(c)	-	-		-	-		1,573,666	1,595,663		1,573,666	1,595,663
floater 2002-49 Class FB, 5.08% 11/18/31
Fannie Mae guaranteed REMIC pass thru certificates	(c)	-	-		322,225	331,397		324,050	333,274		646,275	664,671
floater Series 2002-60 Class FV, 5.53% 4/25/32
Fannie Mae guaranteed REMIC pass thru certificates	(c)	-	-		1,283,545	1,299,477		1,317,539	1,333,893		2,601,084	2,633,370
floater Series 2002-68 Class FH, 4.98% 10/18/32
Fannie Mae guaranteed REMIC pass thru certificates	(c)	-	-		660,074	679,283		663,814	683,132		1,323,888	1,362,415
floater Series 2002-75 Class FA, 5.53% 11/25/32
Fannie Mae Grantor Trust floater Series 2005-93		31,407,132	31,211,826		-	-		-	-		31,407,132	31,211,826
Class MF, 4.78% 8/25/34
Fannie Mae Grantor Trust floater Series 2005-93		19,748,478	19,587,113		-	-		-	-		19,748,478	19,587,113
Class NF, 4.78% 8/25/34
Fannie Mae guaranteed REMIC pass thru certificates	(c)	3,278,956	3,295,600		556,199	559,023		559,112	561,950		4,394,267	4,416,573
floater Series 2003-122 Class FL, 4.88% 7/25/29
Fannie Mae guaranteed REMIC pass thru certificates	(c)	2,423,431	2,429,875		393,597	394,643		421,711	422,832		3,238,739	3,247,350
floater Series 2003-131 Class FM, 4.93% 12/25/29
Fannie Mae guaranteed REMIC pass thru certificates	(c)	5,620,158	5,636,410		-	-		-	-		5,620,158	5,636,410
floater Series 2004-33 Class FW, 4.93% 8/25/25
Fannie Mae guaranteed REMIC pass thru certificates		17,091,202	17,267,136		-	-		-	-		17,091,202	17,267,136
planned amortization class Series 2002-25 Class
PD, 6.5% 3/25/31
Fannie Mae guaranteed REMIC pass thru certificates		589,468	588,326		-	-		-	-		589,468	588,326
planned amortization class Series 2002-8 Class PD,
6.5% 7/25/30
Fannie Mae guaranteed REMIC pass thru certificates	(c)	-	-		672,461	675,294		683,820	686,701		1,356,281	1,361,995
floater Series 2003-15 Class WF, 4.88% 8/25/17
Fannie Mae guaranteed REMIC pass thru certificates	(c)	-	-		987,248	988,149		1,002,264	1,003,178		1,989,512	1,991,327
floater Series 2004-31 Class F, 4.83% 6/25/30
Fannie Mae guaranteed REMIC pass thru certificates	(c)	-	-		952,797	955,552		956,655	959,421		1,909,452	1,914,973
floater Series 2004-33 Class FW, 4.93% 8/25/25
Fannie Mae guaranteed REMIC pass thru certificates	(c)	-	-		-	-		522,097	527,900		522,097	527,900
floater Series 2004-54 Class FE, 5.68% 2/25/33
Fannie Mae guaranteed REMIC pass thru certificates		-	-		1,202,206	1,205,161		812,095	814,091		2,014,301	2,019,252
planned amortization class Series 2001-30 Class
PL, 7% 2/25/31
Fannie Mae guaranteed REMIC pass thru certificates		-	-		5,955,551	6,016,857		-	-		5,955,551	6,016,857
planned amortization class Series 2002-25 Class
PD, 6.5% 3/25/31
Fannie Mae guaranteed REMIC pass thru certificates		-	-		-	-		1,170,000	1,185,955		1,170,000	1,185,955
planned amortization class Series 2002-18 Class PC, 5.5% 4/25/17
Fannie Mae guaranteed REMIC pass thru certificates		-	-		-	-		5,000,000	4,856,406		5,000,000	4,856,406
planned amortization class Series 2003-67 Class GL, 3% 1/25/25
Fannie Mae guaranteed REMIC pass thru certificates		-	-		-	-		5,093,422	4,775,694		5,093,422	4,775,694
planned amortization class Series 2003-73 Class GA, 3.5% 5/25/31
Fannie Mae guaranteed REMIC pass thru certificates		8,590,000	8,466,146		1,466,306	1,445,164		1,465,000	1,443,877		11,521,306	11,355,187
planned amortization class Series 2003-91 Class
HA, 4.5% 11/25/16
Fannie Mae guaranteed REMIC pass thru certificates		-	-		-	-		1,500,000	1,412,949		1,500,000	1,412,949
planned amortization class Series 2004-21 Class QE, 4.5% 11/25/32
Fannie Mae guaranteed REMIC pass thru certificates		-	-		-	-		7,815,424	7,901,446		7,815,424	7,901,446
sequential pay Series 2001-46 Class ZG, 6% 9/25/31
Fannie Mae guaranteed REMIC pass thru certificates		20,620,169	20,170,518		3,490,082	3,413,976		3,543,868	3,466,589		27,654,119	27,051,083
sequential pay Series 2002-79 Class Z, 5.5% 11/25/22
Fannie Mae guaranteed REMIC pass thru certificates		15,330,000	15,189,165		2,592,000	2,568,188		2,630,000	2,605,838		20,552,000	20,363,191
sequential pay Series 2005-41 Class WY, 5.5% 05/25/25
Fannie Mae guaranteed REMIC pass thru certificates		577,170	580,982		124,482	125,304		-	-		701,652	706,286
Series 2002-50 Class LE, 7% 12/25/29
Fannie Mae guaranteed REMIC pass thru certificates		-	-		-	-		2,580,000	2,566,495		2,580,000	2,566,495
Series 2005-55 Class LY, 5.5% 7/25/25
Freddie Mac floater Series 2344 Class FP, 5.42% 08/15/1931	(c)	4,220,578	4,316,234		639,725	654,224		-	-		4,860,303	4,970,458
Freddie Mac floater Series 3028 Class FM, 4.72% 09/15/1935	(c)	19,216,221	19,114,459		2,946,454	2,930,851		-	-		22,162,675	22,045,310
Freddie Mac planned amortization class Series 1413		1,502,219	1,491,522								1,502,219	1,491,522
Class J, 4% 11/15/07
Freddie Mac planned amortization class Series 2512 Class PG,		-	-		-	-		2,000,000	1,990,651		2,000,000	1,990,651
5.5% 10/15/22
Freddie Mac sequential pay Series 2114 Class ZM, 6% 1/15/29		2,562,630	2,593,102		476,348	482,012		434,140	439,302		3,473,118	3,514,416
Freddie Mac sequential pay Series 2516 Class AH, 5% 1/15/16		1,256,949	1,251,736		245,074	244,057					1,502,023	1,495,793
Freddie Mac sequential pay Series 2343 Class VD, 7% 8/15/16		-	-		-	-		3,665,002	3,682,662		3,665,002	3,682,662
Freddie Mac sequential pay Series 2361 Class KB, 6.25% 1/15/28		-	-		-	-		1,926,355	1,929,566		1,926,355	1,929,566
Freddie Mac Manufactured Housing participation		9,200,000	9,426,253		-	-		4,000,000	4,098,371		13,200,000	13,524,624
certificates guaranteed planned amortization class
Series 1681 Class PJ, 7% 12/15/23
Freddie Mac Manufactured Housing participation		12,867,925	13,071,044		-	-		-	-		12,867,925	13,071,044
certificates guaranteed Series 1560 Class PN, 7% 12/15/12
Freddie Mac Multi-class participation certificates	(c)	7,360,000	7,511,011		1,258,826	1,284,655		-	-		8,618,826	8,795,666
guaranteed floater Series 2406 Class FP, 5.45% 01/15/1932
Freddie Mac Multi-class participation certificates	(c)	6,340,000	6,496,805		1,085,000	1,111,835		-	-		7,425,000	7,608,640
guaranteed floater Series 2406 Class PF, 5.45% 12/15/1931
Freddie Mac Multi-class participation certificates	(c)	-	-		-	-		1,254,232	1,279,966		1,254,232	1,279,966
guaranteed floater Series 2406 Class FP, 5.45% 1/15/32
Freddie Mac Multi-class participation certificates	(c)	-	-		-	-		1,080,000	1,106,711		1,080,000	1,106,711
guaranteed floater Series 2406 Class PF, 5.45% 12/15/31
Freddie Mac Multi-class participation certificates	(c)	14,540,000	14,885,292		2,485,000	2,544,013		2,475,000	2,533,776		19,500,000	19,963,081
guaranteed floater Series 2410 Class PF, 5.45% 02/15/32
Freddie Mac Multi-class participation certificates	(c)	3,116,839	3,187,533		472,576	483,295		-	-		3,589,415	3,670,828
guaranteed floater Series 2412 Class GF, 5.42% 02/15/32
Freddie Mac Multi-class participation certificates	(c)	-	-		-	-		904,130	916,173		904,130	916,173
guaranteed floater Series 2530 Class FE, 5.07% 2/15/32
Freddie Mac Multi-class participation certificates	(c)	17,106,976	17,199,434		2,780,000	2,795,025		2,975,000	2,991,079		22,861,976	22,985,538
guaranteed floater Series 2553 Class FB, 4.97% 03/15/29
Freddie Mac Multi-class participation certificates	(c)	12,673,338	12,744,689		2,058,947	2,070,539		2,204,672	2,217,084		16,936,957	17,032,312
guaranteed floater Series 2577 Class FW, 4.97% 01/15/1930
Freddie Mac Multi-class participation certificates	(c)	-	-		-	-		1,609,687	1,611,810		1,609,687	1,611,810
guaranteed floater Series 2625 Class FJ, 4.77% 7/15/17
Freddie Mac Multi-class participation certificates	(c)	3,340,808	3,342,682		541,211	541,514		581,301	581,627		4,463,320	4,465,823
guaranteed floater Series 2861 Class GF, 4.77% 01/15/21
Freddie Mac Multi-class participation certificates	(c)	-	-		856,911	858,308		-	-		856,911	858,308
guaranteed floater Series 2861 Class JF, 4.77% 04/15/17
Freddie Mac Multi-class participation certificates	(c)	4,707,096	4,695,088		795,566	793,536		807,996	805,935		6,310,658	6,294,559
guaranteed floater Series 2994 Class FB, 4.62% 06/15/20
Freddie Mac Multi-class participation certificates		-	-		460,548	459,608		143,361	143,069		603,909	602,677
guaranteed planned amortization class Series 1141
Class G, 9% 9/15/21
Freddie Mac Multi-class participation certificates		1,068,814	1,071,280		-	-		-	-		1,068,814	1,071,280
guaranteed planned amortization class Class 2325
Class PL, 7% 1/15/31
Freddie Mac Multi-class participation certificates		8,137,500	8,312,463		-	-		-	-		8,137,500	8,312,463
guaranteed planned amortization class Series 1614
Class L, 6.5% 7/15/23
Freddie Mac Multi-class participation certificates		-	-		-	-		3,793,377	3,802,291		3,793,377	3,802,291
guaranteed planned amortization class Series 1671
Class G, 6.5% 8/15/23
Freddie Mac Multi-class participation certificates		4,216,428	4,227,981		1,797,166	1,802,090		898,583	901,045		6,912,177	6,931,116
guaranteed planned amortization class Series 1727
Class H, 6.5% 8/15/23
Freddie Mac Multi-class participation certificates		561,832	562,801		-	-		-	-		561,832	562,801
guaranteed planned amortization class Series 2461
Class PG, 6.5% 1/15/31
Freddie Mac Multi-class participation certificates		-	-		-	-		206,084	200,195		206,084	200,195
guaranteed planned amortization class Series 2625
Class QX, 2.25% 3/15/22
Freddie Mac Multi-class participation certificates		9,400,000	9,067,263		-	-		-	-		9,400,000	9,067,263
guaranteed planned amortization class Series 2628
Class OE, 4.5% 6/15/18
Freddie Mac Multi-class participation certificates		-	-		3,650,000	3,519,461		-	-		3,650,000	3,519,461
guaranteed planned amortization class Series 2640
Class GE, 4.5% 7/15/18
Freddie Mac Multi-class participation certificates		12,900,000	12,797,939		-	-		-	-		12,900,000	12,797,939
guaranteed planned amortization class Series 2690
Class PD, 5% 2/15/27
Freddie Mac Multi-class participation certificates		5,555,360	5,529,380		1,288,238	1,282,213		-	-		6,843,598	6,811,593
guaranteed planned amortization class Series 2690
Class TB, 4.5% 12/15/17
Freddie Mac Multi-class participation certificates		9,685,000	9,269,214		1,395,000	1,335,111		-	-		11,080,000	10,604,325
guaranteed planned amortization class Series 2755
Class LC, 4% 6/15/27
Freddie Mac Multi-class participation certificates		8,097,578	7,787,902		-	-		-	-		8,097,578	7,787,902
guaranteed planned amortization class Series 2760
Class EC, 4.5% 4/15/17
Freddie Mac Multi-class participation certificates		10,150,000	9,783,947		1,990,000	1,918,232		-	-		12,140,000	11,702,179
guaranteed planned amortization class Series 2763
Class PD, 4.5% 12/15/17
Freddie Mac Multi-class participation certificates		15,620,000	15,084,184		-	-		-	-		15,620,000	15,084,184
guaranteed planned amortization class Series 2770
Class UD, 4.5% 5/15/17
Freddie Mac Multi-class participation certificates		4,980,000	4,865,162		960,000	937,863		-	-		5,940,000	5,803,025
guaranteed planned amortization class Series 2780
Class OC, 4.5% 3/15/17
Freddie Mac Multi-class participation certificates		7,795,000	8,026,804		1,335,000	1,374,700		-	-		9,130,000	9,401,504
guaranteed planned amortization class Series 2802
Class OB, 6% 5/15/34
Freddie Mac Multi-class participation certificates		7,110,803	7,079,386		1,319,476	1,313,646		-	-		8,430,279	8,393,032
guaranteed planned amortization class Series 2828
Class JA, 4.5% 1/15/10
Freddie Mac Multi-class participation certificates		4,945,000	4,845,923		985,000	965,265		-	-		5,930,000	5,811,188
guaranteed planned amortization class Series 2831
Class PB, 5% 7/15/19
Freddie Mac Multi-class participation certificates		6,710,000	6,538,135		1,260,000	1,227,727		-	-		7,970,000	7,765,862
guaranteed planned amortization class Series 2885
Class PC, 4.5% 3/15/18
Freddie Mac Multi-class participation certificates		-	-		3,204,189	3,212,210		-	-		3,204,189	3,212,210
guaranteed sequential pay Series 2448 Class VH,
6.5% 5/15/18
Freddie Mac Multi-class participation certificates		25,111,000	24,995,972		-	-		-	-		25,111,000	24,995,972
guaranteed planned amortization class Series 2966
Class XC, 5.5% 1/15/31
Freddie Mac Multi-class participation certificates	(c)	-	-		-	-		464,164	490,346		464,164	490,346
guaranteed planned amortization class Series 3008
Class SM, 0% 7/15/35
Freddie Mac Multi-class participation certificates	(c)	11,099,693	11,157,780		1,684,735	1,693,552		-	-		12,784,428	12,851,332
guaranteed sequential pay Series 2608 Class FJ,
4.87% 3/15/17
Freddie Mac Multi-class participation certificates	(c)	10,220,901	10,264,810		1,549,916	1,556,574		-	-		11,770,817	11,821,384
guaranteed sequential pay Series 2638 Class FA,
4.87% 11/15/16
Freddie Mac Multi-class participation certificates	(c)	11,410,800	11,465,471		1,732,963	1,741,266		-	-		13,143,763	13,206,737
guaranteed sequential pay Series 2644 Class EF,
4.82% 2/15/18
Freddie Mac Multi-class participation certificates		5,872,517	5,760,572		1,220,000	1,196,744		-	-		7,092,517	6,957,316
guaranteed sequential pay Series 2866 Class N,
4.5% 12/15/18
Freddie Mac Multi-class participation certificates		1,720,000	1,705,097		291,000	288,479		-	-		2,011,000	1,993,576
guaranteed sequential pay Series 2998 Class LY,
5.5% 7/15/25
Freddie Mac Multi-class participation certificates		6,620,000	6,639,348		1,120,000	1,123,273		-	-		7,740,000	7,762,621
guaranteed sequential pay Series 3007 Class EW,
5.5% 7/15/25
Freddie Mac Multi-class participation certificates		5,134,294	4,850,901		1,039,712	982,324		-	-		6,174,006	5,833,225
guaranteed Series 2769 Class BU, 5% 3/15/34
Freddie Mac Multi-class participation certificates		7,969,808	8,108,531		2,898,112	2,948,557		3,622,640	3,685,696		14,490,560	14,742,784
guaranteed target amortization class Series 2156
Class TC, 6.25% 5/15/29
Freddie Mac Multi-class participation certificates		-	-		-	-		2,558,735	2,576,631		2,558,735	2,576,631
guaranteed planned amortization class Series 2389	(c)
Class DA, 5.37% 11/15/30
Freddie Mac Multi-class participation certificates		-	-		-	-		759,010	760,505		759,010	760,505
guaranteed planned amortization class Series 2543
Class PM, 5.5% 8/15/18
Freddie Mac Multi-class participation certificates		-	-		-	-		4,575,651	4,540,314		4,575,651	4,540,314
guaranteed planned amortization class Series 2587
Class UP, 4% 8/15/25
Freddie Mac Multi-class participation certificates		-	-		-	-		2,640,000	2,504,455		2,640,000	2,504,455
guaranteed planned amortization class Series 2622
Class PE, 4.5% 5/15/18
Freddie Mac Multi-class participation certificates		-	-		-	-		1,600,000	1,543,364		1,600,000	1,543,364
guaranteed planned amortization class Series 2628
Class OE, 4.5% 6/15/18
Freddie Mac Multi-class participation certificates		-	-		-	-		3,660,000	3,529,104		3,660,000	3,529,104
guaranteed planned amortization class Series 2640
Class GE, 4.5% 7/15/18
Freddie Mac Multi-class participation certificates		-	-		-	-		932,613	926,992		932,613	926,992
guaranteed planned amortization class Series 2640
Class GR, 3% 3/15/10
Freddie Mac Multi-class participation certificates		-	-		-	-		271,604	262,918		271,604	262,918
guaranteed planned amortization class Series 2640
Class QG, 2% 4/15/22
Freddie Mac Multi-class participation certificates		-	-		-	-		10,000,000	9,755,153		10,000,000	9,755,153
guaranteed planned amortization class Series 2660
Class ML, 3.5% 7/15/22
Freddie Mac Multi-class participation certificates		-	-		-	-		972,973	965,656		972,973	965,656
guaranteed planned amortization class Series 2676
Class QA, 3% 8/15/16
Freddie Mac Multi-class participation certificates		-	-		-	-		2,333,612	2,306,176		2,333,612	2,306,176
guaranteed planned amortization class Series 2683
Class UH, 3% 3/15/19
Freddie Mac Multi-class participation certificates		-	-		-	-		1,655,000	1,583,949		1,655,000	1,583,949
guaranteed planned amortization class Series 2755
Class LC, 4% 6/15/27
Freddie Mac Multi-class participation certificates		-	-		-	-		1,325,000	1,364,402		1,325,000	1,364,402
guaranteed planned amortization class Series 2802
Class OB, 6% 5/15/34
Freddie Mac Multi-class participation certificates		-	-		-	-		995,000	1,008,200		995,000	1,008,200
guaranteed planned amortization class Series 2810
Class PD, 6% 6/15/33
Freddie Mac Multi-class participation certificates		-	-		-	-		1,194,712	1,189,433		1,194,712	1,189,433
guaranteed planned amortization class Series 2828
Class JA, 4.5% 1/15/10
Freddie Mac Multi-class participation certificates		-	-		2,354,278	2,341,497		-	-		2,354,278	2,341,497
guaranteed sequential pay Series 3013 Class VJ, 5% 01/15/14
Freddie Mac Multi-class participation certificates		-	-		-	-		2,162,213	2,167,625		2,162,213	2,167,625
guaranteed sequential pay Series 2448 Class VH, 6.5% 5/15/18
Freddie Mac Multi-class participation certificates		-	-		-	-		1,633,865	1,631,140		1,633,865	1,631,140
guaranteed sequential pay Series 2492 Class A, 5.25% 5/15/29	(d)
Freddie Mac Multi-class participation certificates		-	-		-	-		2,861,239	2,849,727		2,861,239	2,849,727
guaranteed sequential pay Series 2546 Class MJ, 5.5% 3/15/23
Freddie Mac Multi-class participation certificates		-	-		-	-		5,784,746	5,148,700		5,784,746	5,148,700
guaranteed sequential pay Series 2587 Class AD, 4.71% 3/15/33
Freddie Mac Multi-class participation certificates		-	-		-	-		869,000	869,000		869,000	869,000
guaranteed sequential pay Series 2601 Class TB, 5.5% 4/15/23
Freddie Mac Multi-class participation certificates		-	-		-	-		2,261,971	2,200,496		2,261,971	2,200,496
guaranteed sequential pay Series 2617 Class GW, 3.5% 6/15/16
Freddie Mac Multi-class participation certificates		-	-		-	-		2,754,360	2,674,644		2,754,360	2,674,644
guaranteed sequential pay Series 2675 Class CB, 4% 05/15/16
Freddie Mac Multi-class participation certificates		-	-		-	-		3,004,433	2,940,467		3,004,433	2,940,467
guaranteed sequential pay Series 2677 Class HG, 3% 08/15/12
Freddie Mac Multi-class participation certificates		-	-		-	-		2,802,118	2,715,022		2,802,118	2,715,022
guaranteed sequential pay Series 2683 Class JA, 4% 10/15/16
Freddie Mac Multi-class participation certificates		-	-		-	-		946,307	850,172		946,307	850,172
guaranteed sequential pay Series 2750 Class ZT, 5% 02/15/1934
Freddie Mac Multi-class participation certificates		-	-		-	-		703,518	662,047		703,518	662,047
guaranteed sequential pay Series 2773 Class HC, 4.5% 4/15/19
Freddie Mac Multi-class participation certificates		-	-		-	-		1,135,000	1,138,317		1,135,000	1,138,317
guaranteed sequential pay Series 3007 Class EW, 5.5% 7/15/25
Freddie Mac Multi-class participation certificates		-	-		-	-		885,935	837,035		885,935	837,035
guaranteed Series 2769 Class BU, 5% 3/15/34
Freddie Mac Multi-class participation certificates		-	-		-	-		1,578,681	1,515,919		1,578,681	1,515,919
guaranteed Series 2877 Class JC, 5% 10/15/34
Freddie Mac Multi-class participation certificates		-	-		-	-		305,318	304,768		305,318	304,768
guaranteed Series 2907 Class HZ, 5% 12/15/34
Freddie Mac Multi-class participation certificates		-	-		-	-		117,494	117,283		117,494	117,283
guaranteed Series 2931 Class ZK, 4.5% 2/15/20
Freddie Mac Multi-class participation certificates		-	-		-	-		253,089	252,594		253,089	252,594
guaranteed Series 2949 Class ZW, 5% 3/15/35
Freddie Mac Multi-class participation certificates		-	-		-	-		246,441	245,953		246,441	245,953
guaranteed Series 3018 Class ZA, 5.5% 8/15/35
Freddie Mac Multi-class participation certificates		-	-		-	-		2,748,613	2,738,807		2,748,613	2,738,807
guaranteed Series FHR 2781 Class KK, 5.5% 6/15/33
Ginnie Mae guaranteed REMIC pass thru securities		6,750,299	6,985,232		-	-		-	-		6,750,299	6,985,232
planned amortization class Series 1997-8 Class PE, 7.5% 5/16/27
Ginnie Mae guaranteed REMIC pass thru securities		11,410	11,380		3,732	3,722		2,723	2,716		17,865	17,818
planned amortization class Series 2001-53 Class TA, 6% 12/20/30
Ginnie Mae guaranteed REMIC pass thru securities		16,000,000	15,660,619		2,720,000	2,662,305		-	-		18,720,000	18,322,924
planned amortization class Series 2005-58 Class NJ, 4.5% 8/20/35
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			531,554,281			85,680,259			151,000,712			768,235,252
BOOK COST - TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			537,458,953			86,420,517			152,084,992			775,964,462

Commercial Mortgage Securities	0.0%			0.0%			0.3%			0.0%
Fannie Mae sequential pay Series 1999-10 Class MZ,		-	-		-	-		1,569,392	1,610,981		1,569,392	1,610,981
6.5% 9/17/38
Freddie Mac Multi-class participation certificates	(c)	-	-		-	-		1,639,561	1,678,349		1,639,561	1,678,349
guaranteed floater Series 2448 Class FT, 5.47%
TOTAL COMMERCIAL MORTGAGE SECURITIES			-			-			3,289,330			3,289,330
BOOK COST - TOTAL COMMERCIAL MORTGAGE SECURITIES			-			-			3,332,979			3,332,979

		Maturity Amount			Maturity Amount			Maturity Amount			Maturity Amount
Cash Equivalents	1.6%			0.7%			3.1%			1.7%
Investments in repurchase agreements (Collateralized by
U.S. Government Obligations) in a joint trading account at
4.46%, dated 1/31/06 due 2/1/06		$91,347,320	91,336,000		$5,332,661	5,332,000		$30,470,776	30,467,000		$127,150,757	127,135,000
Book Cost - 4.46%, dated 1/31/06 due 2/1/06			91,336,000			5,332,000			30,467,000			127,135,000

TOTAL INVESTMENT PORTFOLIO		99.2%	5,683,015,466		99.2%	811,830,923		103.3%	1,006,717,578		99.7%	7,501,563,967
BOOK COST - TOTAL INVESTMENT PORTFOLIO			5,707,083,413			815,231,979			1,013,370,937			7,535,686,329
NET OTHER ASSETS		0.8%	47,351,910		0.8%	6,157,323		-3.3%	(31,884,043)		0.3%	21,625,190
NET ASSETS		100.0%	$5,730,367,376		100.0%	$817,988,246		100.0%	$974,833,535		100.0%	$7,523,189,157

		FIDELITY GOVERNMENT INCOME FUND (#54)				SPARTAN GOVERNMENT INCOME FUND (#453)				FIDELITY ADVISOR GOVERNMENT INVESTMENT FUND (#217)				CONSOLIDATED PORTFOLIO LISTING
	Swap Agreements	0.0%	Expiration Date	Notional Amount	Value	0.0%	Expiration Date	Notional Amount	Value	1.7%	Expiration Date	Notional Amount	Value	0.2%	Expiration Date	Notional Amount	Value

	Interest Rate Swaps
	Receive quarterly a fixed rate equal to 4.508% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.			$-	$-			$-	$-		Aug-2010	$8,000,000	$(133,920)		Aug-2010	$8,000,000	$(133,920)

	Receive semi-annually a fixed rate equal to 4.708% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.			-	-			-	-		Oct. 2010	9,000,000	13,770		Oct. 2010	9,000,000	13,770
	TOTAL SWAP AGREEMENTS			$-	$-			$-	$-			$17,000,000	$(120,150)			$17,000,000	$(120,150)

	TAX COST OF INVESTMENTS			$5,704,039,080				$815,023,891				$1,013,490,466				$7,532,553,437
	APPRECIATION			37,273,107				7,746,815				4,410,377				49,430,299
	DEPRECIATION			(58,296,721)				(10,939,783)				(11,183,265)				(80,419,769)
	NET APPRECIATION (DEPRECIATION)			$(21,023,614)				$(3,192,968)				$(6,772,888)				$(30,989,470)

	LEGEND:
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $X or X% of net assets.			$11,574,000	0.2%			$4,386,857	0.5%			$2,706,784	0.3%			$18,667,641	0.2%

(b)	A portion of the security is subject to a forward commitment to sell.
(c)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(d)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.

Fidelity Income Fund: Fidelity Government Income Fund and

Fidelity Advisor Series II: Fidelity Advisor Government Investment Fund and

Fidelity Fixed Income Trust: Spartan Government Income Fund Merger

Pro Forma Combining Statement of Assets and Liabilities

12 Months Ended January 31, 2006 (Unaudited)

	Acquiring Fund	Target Fund		Target Fund			Pro Forma		Pro Forma
	Fidelity Government Income Fund	Spartan Government Income Fund		Fidelity Advisor Government Investment Fund	Combined		Adjustments	(Notes)	Combined
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated repurchase agreements	$91,336,000	$5,332,000		$30,467,000	$127,135,000	$			$127,135,000
Unaffiliated issuers	5,591,679,466	806,498,923		976,250,578	7,374,428,967				7,374,428,967
Cash	419	503		6	928		-		928
Commitment to sell securities on a delayed delivery basis	(37,584,375)	-		-	(37,584,375)		-		(37,584,375)
Receivable for securities sold on a delayed delivery basis	37,691,797	-		-	37,691,797		-		37,691,797
Receivable for investments sold, regular delivery	754,639	162,477		796,956	1,714,072		-		1,714,072
Receivable for fund shares sold	6,733,130	690,806		911,256	8,335,192		-		8,335,192
Interest receivable	44,663,226	7,703,458		8,988,914	61,355,598		-		61,355,598
Receivable from investment adviser	-	97,378		-	97,378		(97,378)	(b)	-
Prepaid expense	-	-		3,811	3,811		-		3,811
Total assets	5,735,274,302	820,485,545		1,017,418,521	7,573,178,368		(97,378)		7,573,080,990

Liabilities
Payable for investments purchased on:
Delayed delivery	$-	$-		$39,436,493	$39,436,493		$-		39,436,493
Regular delivery	17	-		86,916	86,933		-		86,933
Payable for fund shares redeemed	2,494,638	1,882,833		2,051,244	6,428,715		-		6,428,715
Distributions payable	274,016	199,054		234,662	707,732		-		707,732
Swap agreements, at value	-	-		120,150	120,150		-		120,150
Accrued management fee	1,523,935	413,184		261,655	2,198,774		(97,378)	(b)	2,101,396
Distribution fees payable	-	-		165,509	165,509		-		165,509
Other affiliated payables	612,222	-		197,731	809,953		-		809,953
Other payables and accrued expenses	2,098	2,228		30,626	34,952		-		34,952
Total liabilities	4,906,926	2,497,299		42,584,986	49,989,211		(97,378)		49,891,833

Net Assets	$5,730,367,376	$817,988,246		$974,833,535	$7,523,189,157		$-		$7,523,189,157

Net Assets consist of:
Paid in capital	$5,777,144,330	$823,818,506		$984,323,758	$7,585,286,594		-		$7,585,286,594
Undistributed Net Investment Income	1,336,328	(35,296)		255,917	1,556,949		-		1,556,949
Accumulated undistributed net realized gain (loss) on investments	(24,152,757)	(2,393,908)		(2,972,631)	(29,519,296)		-		(29,519,296)
Net unrealized appreciation (depreciation) on investments	(23,960,525)	(3,401,056)		(6,773,509)	(34,135,090)		-		(34,135,090)
Net Assets	$5,730,367,376	$817,988,246		$974,833,535	$7,523,189,157		$-		$7,523,189,157

Book cost of unaffiliated investment securities	$5,707,083,413	$815,231,979		$1,013,370,937	$7,535,686,329		-		$7,535,686,329

Net Assets consist of:
Retail Class:	$5,730,367,376	$817,988,246	$	N/A	$6,548,355,622		$-		$6,548,355,622
Net Asset Value and redemption price per share	$10.09	$10.86	$	N/A			$10.09		$10.09
Shares outstanding	568,107,834	75,304,707		N/A			5,764,495	(a)	649,177,036

Class A:	N/A	N/A		$92,292,514	$92,292,514				$92,292,514
Net Asset Value and redemption price per share	N/A	N/A		$9.93			$10.09		$10.09
Shares outstanding	N/A	N/A		9,295,343	9,295,343		(148,414)	(a)	9,146,929
Maximum offering price per share (100/95.25 of $9.93) $10.43	N/A	N/A		$10.43					$10.59

Class T:	N/A	N/A		$226,505,149	$226,505,149				$226,505,149
Net Asset Value and redemption price per share	N/A	N/A		$9.92			$10.09		$10.09
Shares outstanding	N/A	N/A		22,828,347	22,828,347		(379,868)	(a)	22,448,479
Maximum offering price per share (100/96.50 of $9.92) $10.28	N/A	N/A		$10.28					$10.46

Class B:	N/A	N/A		$81,159,428	$81,159,428				$81,159,428
Net Asset Value and offering price per share	N/A	N/A		$9.91			$10.09		$10.09
Shares outstanding	N/A	N/A		8,188,149	8,188,149		(144,598)	(a)	8,043,551

Class C:	N/A	N/A		$49,871,681	$49,871,681				$49,871,681
Net Asset Value and offering price per share	N/A	N/A		$9.92			$10.09		$10.09
Shares outstanding	N/A	N/A		5,027,531	5,027,531		(84,847)	(a)	4,942,684

Institutional Class:	N/A	N/A		$525,004,763	$525,004,763				$525,004,763
Net Asset Value, offering price and redemption price per share	N/A	N/A		$9.87			$10.09		$10.09
Shares outstanding	N/A	N/A		53,176,542	53,176,542		(1,144,355)	(a)	52,032,187

(a) Reflects the conversion of Fidelity Advisor Government Investment Fund class specific shares and Spartan Government Income Fund Shares.

(b) Elimination of Spartan Government Income Fund´s Receivable from Investment Advisor due to Fidelity Government Income´s class´s contractual arrangements.
Fidelity Income Fund: Fidelity Government Income Fund and
Fidelity Advisor Series II: Fidelity Advisor Government Investment Fund and
Fidelity Fixed Income Trust: Spartan Government Income Fund Merger
Pro Forma Combining Statement of Operations
12 Months Ended January 31, 2006 (Unaudited)

	Acquiring Fund	Target Fund	Target Fund		Pro Forma		Pro Forma
	Fidelity Government Income Fund	Spartan Government Income Fund	Fidelity Advisor Government Investment Fund	Combined	Adjustments	(Notes)	Combined

Investment Income
Interest	$213,301,290	$36,921,153	$37,490,736	$287,713,179	$-		$287,713,179

Expenses

Management fee	18,182,959	5,112,256	3,089,880	26,385,095	(4,203,983)	(c)	22,181,112
Transfer agent fees	6,054,168	-	1,825,441	7,879,609	(57,259)	(f)	7,822,350
Fundwide operating fees	956,425	-	-	956,425	863,455	(e)	1,819,880
Distribution and service fees	-	-	2,180,358	2,180,358	-		2,180,358
Accounting fees and expenses	374,827	-	340,568	715,395	(715,395)	(d)	-
Independent trustees' compensation	22,277	-	3,791	26,068	-		26,068
Appreciation in deferred trustee
compensation account	94	41	7	142	-		142
Custodian fees and expenses	42,270	-	39,484	81,754	(81,754)	(d)	-
Registration fees	38,930	-	95,362	134,292	(134,292)	(d)	-
Audit	29,446	-	58,751	88,197	(88,197)	(d)	-
Legal	3,122	-	5,027	8,149	(8,149)	(d)	-
Miscellaneous	19,081	1,617	84,891	105,589	(95,214)	(g)	10,375
Total expenses before reductions	25,723,599	5,113,914	7,723,560	38,561,073	(4,520,788)		34,040,285
Expense reductions
Custodian credits	(8,976)	(2,974)	(1,562)	(13,512)	4,536	(h)	(8,976)
Transfer Agent credits	(263,430)	(26,753)	(1,356)	(291,539)	28,109	(h)	(263,430)
Reimbursment reductions	-	(1,139,928)	(16,465)	(1,156,393)	1,156,393	(h)	-
Total reductions	(272,406)	(1,169,655)	(19,383)	(1,461,444)	1,189,038		(272,406)
Total expenses	25,451,193	3,944,259	7,704,177	37,099,629	(3,331,750)		33,767,879
Net investment income	187,850,097	32,976,894	29,786,559	250,613,550	3,331,750		253,945,300

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities from unaffiliated issuers	(7,591,448)	2,723,915	(3,855,226)	(8,722,759)	-		(8,722,759)
Swaps agreements	(951,036)	(9,815)	(69,956)	(1,030,807)	-		(1,030,807)
Total net realized gain(loss)	(8,542,484)	2,714,100	(3,925,182)	(9,753,566)	-		(9,753,566)
Change in net unrealized appreciation (depreciation) on:

Investment securities	(78,624,517)	(19,084,521)	(13,346,926)	(111,055,964)	-		(111,055,964)
Delayed delivery commitments	107,422	-	-	107,422	-		107,422
Swap agreements	717,662	49,804	(120,150)	647,316	-		647,316
Total change in unrealized appreciation (depreciation)
	(77,799,433)	(19,034,717)	(13,467,076)	(110,301,226)	-		(110,301,226)
Net gain (loss)	(86,341,917)	(16,320,617)	(17,392,258)	(120,054,792)	-		(120,054,792)

Net increase (decrease) in net
assets resulting from operations	$101,508,180	$16,656,277	$12,394,301	$130,558,758	$3,331,750		$133,890,508

(c) Decrease in fees reflects Fidelity Government Income Fund´s rate applied to combined funds average net assets. Operating expenses are based on historical expenses adjusted to reflect current fees.

(d) Decrease in fees reflects expenses incurred under the Fundwide Operating Expense Agreement. Operating expenses are based on historical expenses adjusted to reflect current fees.

(e) Operating expenses adjusted to reflect the Fundwide Operating Expense contractual agreement applied to the combined fund´s average net assets. Operating expenses are based on historical expenses adjusted to reflect current fees.

(f) Decrease in Transfer Agent expense reflects Retail Class´ specific contractual rate applied to the combined class specific average net assets over the 12 month period stated. Operating expenses are based on historical expenses adjusted to relect current fees.

(g) Decrease in fees represents efficiencies of scale of redundant operating expenses. Remaining fees represent Commitment Fees and other miscellaneous expenses for the combined fund.

(h) Decrease in reduction represents elimination of Target Fund class specific reimbursement due to decrease in fees incurred under the combined fund Fundwide Operating Expense structure. Remaining reductions reflect combined funds Custodian and Transfer Agent reductions based on historical expenses adjusted to reflect current fees.
Capitalization

The following tables show the capitalization of each Funds class' as of January 31, 2006 (unaudited) and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.

	Acquiring Fund	Target Fund	Target Fund
	Fidelity Government Income Fund	Spartan Government Income Fund	Fidelity Advisor Government Investment Fund	Pro Forma Combined	(Notes)
Class Name:

Retail Class
Net Assets	$5,730,367,376	$817,988,246	n/a	$6,548,355,622
Net Asset Value Per Share	$10.09	$10.86	n/a	$10.09
Shares Outstanding	568,107,834	75,304,707	n/a	649,177,036	(a)

Class A
Net Assets			$92,292,514	$92,292,514
Net Asset Value Per Share			$9.93	$10.09
Shares Outstanding			9,295,343	9,146,929	(a)

Class T
Net Assets			$226,505,149	$226,505,149
Net Asset Value Per Share			$9.92	$10.09
Shares Outstanding			22,828,347	22,448,479	(a)

Class B
Net Assets			$81,159,428	$81,159,428
Net Asset Value Per Share			$9.91	$10.09
Shares Outstanding			8,188,149	8,043,551	(a)

Class C
Net Assets			$49,871,681	$49,871,681
Net Asset Value Per Share			$9.92	$10.09
Shares Outstanding			5,027,531	4,942,684	(a)

Institutional Class
Net Assets			$525,004,763	$525,004,763
Net Asset Value Per Share			$9.87	$10.09
Shares Outstanding			53,176,542	52,032,187	(a)

(a) Reflects the conversion of Fidelity Advisor Government Investment Fund class specific shares and Spartan Government Income Fund Shares.

Fidelity Income Fund: Fidelity Government Income Fund and

Fidelity Advisor Series II: Fidelity Advisor Government Investment Fund and

Fidelity Fixed Income Trust: Spartan Government Income Fund

Notes to Pro Forma Combining Financial Statements

(Unaudited)

1. Basis of Presentation:

The accompanying unaudited Pro Forma Combining Schedule of Investments and Statement of Assets and Liabilities reflect balances as of January 31, 2006 and the unaudited Pro Forma Combining Statement of Operations reflect results for the twelve months ended January 31, 2006. The pro forma financial statements are presented to show the effect of the proposed merger of Fidelity Advisor Government Investment Fund and Spartan Government Income Fund (the "Target Funds") by Fidelity Government Income Fund (the "Acquiring Fund") as if the merger had occurred on the first day of the year presented (February 1, 2005). The pro forma financial statements were derived from financial statements prepared for the Acquiring Fund and Target Funds in accordance with generally accepted accounting principles. The pro forma financial statements should be read in conjunction with the historical financial statements which are incorporated by reference in the Statement of Additional Information ("SAI") to this Proxy Statement and Prospectus for Fidelity Government Income Fund, Fidelity Advisor Government Investment Fund and Spartan Government Income Fund. Both the Target Funds and the Acquiring Fund have substantially the same accounting policies which are detailed in the reports incorporated by reference in the SAI

2. Share Transactions:

The pro forma net asset value per share assumes the issuance of additional shares of the Acquiring Fund which would have been issued on January 31, 2006 in connection with the proposed merger. Shareholders of the Target Funds would become shareholders of the Acquiring Fund receiving shares of the corresponding class of the Acquiring Fund equal to the value of their holdings in the Target Funds. The amount of additional shares assumed to be issued was calculated based on the January 31, 2006 net assets of the Target Funds and the net asset value per share of the Acquiring Fund as follows:

	Spartan Government Income Fund Retail Class	Fidelity Advisor Government Investment Fund Class A	Fidelity Advisor Government Investment Fund Class T	Fidelity Advisor Government Investment Fund Class B	Fidelity Advisor Government Investment Fund Class C	Fidelity Advisor Government Investment Fund Institutional Class
Target Funds pre-merger shares	75,304,707	9,295,343	22,828,347	8,188,149	5,027,531	53,176,542
Target Funds net assets	$817,988,246	$92,292,514	$226,505,149	$81,159,428	$49,871,681	$525,004,763
Net asset value per share Acquiring Fund	$10.09	$10.09	$10.09	$10.09	$10.09	$10.09
Acquiring Fund merger shares issued	81,069,202	9,146,929	22,448,479	8,043,551	4,942,684	52,032,187
Difference between total additional shares to be issued and pre-merger Target Funds shares outstanding	5,764,495	(148,414)	(379,868)	(144,598)	(84,847)	(1,144,355)

3. Fundwide Operations Fee:

Pursuant to the Fundwide Operations and Expense Agreement ("FWOE") between Fidelity Government Income Fund and Fidelity Management & Research Company (FMR), FMR has agreed to provide for fund level expenses (which do not include transfer agent, Rule 12b-1 Fees, the compensation of the independent trustees, interest (including commitment fees), taxes or other extraordinary expenses, if any) in return for a FWOE fee equal to .35% less the total amount of the management fee. The FWOE paid by Fidelity Government Income Fund is reduced by an amount equal to the fees and expenses paid to the independent trustees.

Attachment 1

FIDELITY'S GOVERNMENT BOND FUNDS

FIDELITY® GINNIE MAE FUND

FIDELITY GOVERNMENT INCOME FUND

FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND

Funds of Fidelity Income Fund

STATEMENT OF ADDITIONAL INFORMATION

September 29, 2005

This statement of additional information (SAI) is not a prospectus. Portions of each fund's annual report are incorporated herein. The annual reports are supplied with this SAI.

To obtain a free additional copy of a prospectus or SAI, dated September 29, 2005, or an annual report, please call Fidelity at 1-800-544-8544 or visit Fidelity's web site at www.fidelity.com.

TABLE OF CONTENTS	PAGE
Investment Policies and Limitations	<Click Here>
Portfolio Transactions	<Click Here>
Valuation	<Click Here>
Buying, Selling, and Exchanging Information	<Click Here>
Distributions and Taxes	<Click Here>
Trustees and Officers	<Click Here>
Control of Investment Advisers	<Click Here>
Management Contracts	<Click Here>
Proxy Voting Guidelines	<Click Here>
Distribution Services	<Click Here>
Transfer and Service Agent Agreements	<Click Here>
Description of the Trust	<Click Here>
Financial Statements	<Click Here>
Fund Holdings Information	<Click Here>
Appendix	<Click Here>

GVT-ptb-0905
1.475374.108

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are each fund's fundamental investment limitations set forth in their entirety.

Diversification

For each fund:

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Senior Securities

For each fund:

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

For each fund:

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

For Ginnie Mae and Government Income:

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

For Intermediate Government Income:

The fund may not underwrite securities issued by others (except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities) or in connection with investments in other investment companies.

Concentration

For Government Income and Intermediate Government Income:

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of each of Government Income's and Intermediate Government Income's concentration limitation discussed above, the fund has been advised that the Staff of the Securities and Exchange Commission (SEC) does not consider proprietary strips of securities issued by the U.S. Government or its agencies or instrumentalities, and privately sponsored collateralized mortgage obligations (CMOs) backed by the U.S. Government or its agencies or instrumentalities to be U.S. Government securities. Accordingly, the fund may establish the following four industry groups: (1) custodian banks for proprietary strips of obligations of the U.S. Government and its agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government; (2) custodian banks for proprietary strips of obligations of the U.S. Government and its agencies and instrumentalities that are not backed by the full faith and credit of the U.S. Government; (3) custodian banks for CMOs that are backed by the full faith and credit of the U.S. Government; (4) custodian banks for CMOs that are backed by U.S. Government agencies and instrumentalities but not by the full faith and credit of the U.S. Government. If the fund concludes that, under applicable legal principles, any of these securities is a U.S. Government security, it will exclude the security from the concentration limitation.

For purposes of each of Government Income's and Intermediate Government Income's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by FMR does not assign a classification.

For Ginnie Mae:

The fund may not purchase any security if, as a result thereof, more than 25% of the value of its total assets would be invested in the securities of companies having their principal business activities in the same industry (this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities).

For purposes of the fund's concentration limitation discussed above, the fund has been advised that the Staff of the SEC does not consider proprietary strips of securities issued by the U.S. Government or its agencies or instrumentalities, and privately sponsored collateralized mortgage obligations (CMOs) backed by the U.S. Government or its agencies or instrumentalities to be U.S. Government securities. Accordingly, the fund may establish the following four industry groups: (1) custodian banks for proprietary strips of obligations of the U.S. Government and its agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government; (2) custodian banks for proprietary strips of obligations of the U.S. Government and its agencies and instrumentalities that are not backed by the full faith and credit of the U.S. Government; (3) custodian banks for CMOs that are backed by the full faith and credit of the U.S. Government; (4) custodian banks for CMOs that are backed by U.S. Government agencies and instrumentalities but not by the full faith and credit of the U.S. Government. If the fund concludes that, under applicable legal principles, any of these securities is a U.S. Government security, it will exclude the security from the concentration limitation.

For purposes of the fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by FMR does not assign a classification.

Real Estate

For each fund:

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

For each fund:

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

For each fund:

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

Investing for Control or Management

For Government Income:

The fund may not invest in companies for the purpose of exercising control or management.

Pooled Funds

For Government Income:

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

For Ginnie Mae and Intermediate Government Income:

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Short Sales

For each fund:

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin Purchases

For each fund:

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

For each fund:

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

For each fund:

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of each fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

For each fund:

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

Pooled Funds

For Government Income:

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

For Ginnie Mae and Intermediate Government Income:

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

In addition to each fund's fundamental and non-fundamental limitations discussed above:

For a fund's limitations on futures, options, and swap transactions, as applicable, see the section entitled "Limitations on Futures, Options, and Swap Transactions" on page <Click Here>.

Government Income intends to comply with the requirements of Section 12(d)(1)(G)(i)(IV) of the 1940 Act.

The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.

Affiliated Bank Transactions. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the SEC, the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Borrowing. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds are money market or short-term bond funds managed by FMR or its affiliates. The money market central funds seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The money market central funds comply with industry-standard regulatory requirements for money market funds regarding the quality, maturity, and diversification of their investments. The short-term bond central funds seek to obtain a high level of current income consistent with preservation of capital. Certain Fidelity funds are permitted to invest their assets allocated to debt in a central fund. Such an investment allows a fund to obtain the benefits of a fully diversified bond portfolio regardless of the amount of assets the fund invests in debt.

Dollar-Weighted Average Maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

Futures, Options, and Swaps. The following paragraphs pertain to futures, options, and swaps: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures, Options, and Swap Transactions, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, Writing Put and Call Options, and Swap Agreements.

Combined Positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

Limitations on Futures, Options, and Swap Transactions. The trust, on behalf of each fund, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to each fund's operation. Accordingly, each fund is not subject to registration or regulation as a CPO.

Each fund will not: (a) sell futures contracts, purchase put options, write call options, or enter into swap agreements if, as a result, more than 25% of the fund's total assets would be hedged with futures and/or options and/or swap agreements under normal conditions; (b) purchase futures contracts, write put options, or enter into swap agreements (other than swaps entered into for hedging purposes under (a)) if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options plus the notional amount of any such swaps would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to futures, options, or swaps.

Each fund further limits its options and futures investments to options and futures contracts relating to U.S. Government securities.

The above limitations on the funds' investments in futures contracts, options, and swaps, and the funds' policies regarding futures contracts, options, and swaps discussed elsewhere in this SAI may be changed as regulatory agencies permit.

Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Purchasing Put and Call Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Swap Agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), total return swaps (where the parties exchange a floating rate for the total return of a security or index), and credit default swaps (where one party pays a fixed rate and the other agrees to buy a specific issuer's debt at par upon the occurrence of certain agreed events, including for example, if the issuer is bankrupt, defaults on any of its debt obligations or makes arrangements with a creditor to modify a debt obligation).

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

Swap agreements also may allow a fund to acquire or reduce credit exposure to a particular issuer. The most significant factor in the performance of swap agreements is the change in the factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In the case of a physically settled credit default swap written by the fund, the fund must be prepared to pay par for and take possession of eligible debt of a defaulted issuer. If a swap counterparty's creditworthiness declines, the risk that they may not perform may increase, potentially resulting in a loss to the fund. In the case of a credit default swap written by the fund, the fund will experience a loss if a credit event occurs and the credit of the underlying referenced entity (the debt issuer as to which credit protection has been written) has deteriorated. Although there can be no assurance that the fund will be able to do so, the fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the underlying referenced entity has declined.

Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans, and will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by Moody's® Investors Service, Standard & Poor's® (S&P®), Fitch Inc., Dominion Bond Rating Service Limited, or another credit rating agency designated as a nationally recognized statistical rating organization (NRSRO) by the SEC, or is unrated but considered to be of equivalent quality by FMR.

Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

To earn additional income for a fund, FMR may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Preferred Securities represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred securities and common stock.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and a fund's yield and may be viewed as a form of leverage.

Securities Lending. A fund may lend securities to parties such as broker-dealers or other institutions, including Fidelity Brokerage Services LLC (FBS LLC). FBS LLC is a member of the New York Stock Exchange (NYSE) and an indirect subsidiary of FMR Corp.

Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. If a fund is not able to recover the securities loaned, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by FMR to be in good standing and when, in FMR's judgment, the income earned would justify the risks.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Temporary Defensive Policies. Each fund reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. In selecting brokers or dealers (including affiliates of FMR), FMR generally considers: the execution price; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the firm; the execution services rendered on a continuing basis; the reasonableness of any compensation paid; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable.

For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM.

If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to provide the services described in the sub-advisory agreement, and will do so in accordance with the policies described in this section.

Purchases and sales of securities on a securities exchange are effected through brokers who receive compensation for their services. Compensation may also be paid in connection with riskless principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system.

Securities may be purchased from underwriters at prices that include underwriting fees.

Futures transactions are executed and cleared through FCMs who receive compensation for their services.

Each fund may execute portfolio transactions with brokers or dealers (who are not affiliates of FMR) that provide products and services. These products and services may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The receipt of these products and services has not reduced FMR's normal research activities in providing investment advice to the funds. FMR's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Certain of the products and services FMR receives from brokers or dealers are furnished by brokers or dealers on their own initiative, either in connection with a particular transaction or as part of their overall services. In addition, FMR may request a broker or dealer to provide a specific proprietary or third-party product or service. While FMR takes into account the products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither FMR nor a fund incurs an obligation to the broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a certain amount of compensation or otherwise.

Brokers or dealers that execute transactions for a fund may receive compensation that is in excess of the amount of compensation that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing a fund to pay such higher compensation, FMR will make a good faith determination that the compensation is reasonable in relation to the value of the products and services provided viewed in terms of the particular transaction for the fund or FMR's overall responsibilities to the fund or other investment companies and investment accounts. Typically, these products and services assist FMR or its affiliates in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund.

FMR may place trades with certain brokers with which it is under common control, including National Financial Services LLC (NFS), provided it determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. FMR does not allocate trades to NFS in exchange for brokerage and research products and services of the type sometimes known as "soft dollars." FMR trades with its affiliated brokers on an execution-only basis.

FMR may allocate brokerage transactions to brokers or dealers (who are not affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the compensation paid by a fund toward the reduction of that fund's expenses.

The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the compensation paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

For the fiscal periods ended July 31, 2005 and 2004, the portfolio turnover rates for each fund are presented in the table below.

Turnover Rates	2005	2004
Ginnie Mae	160%	155%
Government Income	114%	224%
Intermediate Government Income	90%	152%

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions.

For the fiscal years ended July 31, 2005, 2004, and 2003, each fund paid no brokerage commissions.

For the fiscal year ended July 31, 2005, each fund paid no brokerage commissions to firms for providing research services.

The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the compensation paid by the funds on portfolio transactions is legally permissible and advisable. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to participate, or continue to participate, in the commission recapture program.

Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by FMR or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable to each fund or investment account. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

VALUATION

Each fund's net asset value per share (NAV) is the value of a single share. The NAV of each fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Debt securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.

Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

BUYING, SELLING, AND EXCHANGING INFORMATION

A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing each fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

DISTRIBUTIONS AND TAXES

Dividends. Because each fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders or the long-term capital gains tax rates available to individuals. Short-term capital gains are taxable at ordinary income tax rates, but do not qualify for the dividends-received deduction.

Capital Gain Distributions. Each fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

As of July 31, 2005, Intermediate Government Income had an aggregate capital loss carryforward of approximately $23,098,000. This loss carryforward, of which $11,911,000, $7,507,000, $3,266,000, and $414,000 will expire on July 31, 2008, 2009, 2012, and 2013, respectively, is available to offset future capital gains. Under provisions of the Internal Revenue Code and related regulations, a fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.

State and Local Tax Issues. For mutual funds organized as business trusts, state law provides for a pass-through of the state and local income tax exemption afforded to direct owners of U.S. Government securities. Some states limit this pass-through to mutual funds that invest a certain amount in U.S. Government securities, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for this benefit. The tax treatment of your dividends from a fund will be the same as if you directly owned a proportionate share of the U.S. Government securities. Because the income earned on certain U.S. Government securities is exempt from state and local personal income taxes, the portion of dividends from a fund attributable to these securities will also be free from state and local personal income taxes. The exemption from state and local personal income taxation does not preclude states from assessing other taxes on the ownership of U.S. Government securities.

Tax Status of the Funds. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 320 funds advised by FMR or an affiliate. Mr. McCoy oversees 322 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 311 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005-present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), Senior Vice President of the Fidelity Funds (2001-2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Ginnie Mae (2005-present), Government Income (2005-present), and Intermediate Government Income (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005-present).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001-present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Income Fund. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Income Fund. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of Ginnie Mae, Government Income, and Intermediate Government Income. Mr. Donovan also serves as Vice President of Fidelity's High Income Funds (2005-present), Fidelity's Fixed-Income Funds (2005-present), certain Asset Allocation Funds (2005-present), and certain Balanced Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMRC (2005-present). Previously, Mr. Donovan served as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

David L. Murphy (57)

Year of Election or Appointment: 2005

Vice President of Ginnie Mae, Government Income, and Intermediate Government Income. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fidelity's Investment Grade-Bond Funds (2005-present), and Fidelity's Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of FIMM (2003-present) and a Vice President of FMR (2000-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity Investments in 1989 as a portfolio manager in the Bond Group.

Thomas J. Silvia (44)

Year of Election or Appointment: 2005

Vice President of Ginnie Mae, Government Income, and Intermediate Government Income. Mr. Silvia also serves as Vice President of Fidelity's Bond Funds (2005-present) and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

George Fischer (44)

Year of Election or Appointment: 2002 or 2003

Vice President of Intermediate Government Income (2002) and Government Income (2003). Mr. Fischer also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Fischer managed a variety of Fidelity funds.

William Irving (41)

Year of Election or Appointment: 2004

Vice President of Ginnie Mae. Dr. Irving also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Dr. Irving managed a variety of Fidelity funds.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Ginnie Mae, Government Income, and Intermediate Government Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Ginnie Mae, Government Income, and Intermediate Government Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Ginnie Mae, Government Income, and Intermediate Government Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of Ginnie Mae, Government Income, and Intermediate Government Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002-present) and President of Fidelity Investment Operations (2005-present) which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he served as President (1998-2005). Mr. Hayes serves as President of Fidelity Service Company (2003-present) where he also serves as a Director. Mr. Hayes also served as President of Fidelity Investments Operations Group (FIOG, 2002-2005).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Ginnie Mae, Government Income, and Intermediate Government Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Ginnie Mae, Government Income, and Intermediate Government Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Ginnie Mae, Government Income, and Intermediate Government Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Ginnie Mae, Government Income, and Intermediate Government Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (35)

Year of Election or Appointment: 2005

Deputy Treasurer of Ginnie Mae, Government Income, and Intermediate Government Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Ginnie Mae, Government Income, and Intermediate Government Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (58)

Year of Election or Appointment: 1986 or 1988

Assistant Treasurer of Ginnie Mae (1986), Government Income (1986), and Intermediate Government Income (1988). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Ginnie Mae, Government Income, and Intermediate Government Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Ginnie Mae, Government Income, and Intermediate Government Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (46)

Year of Election or Appointment: 2005

Assistant Treasurer of Ginnie Mae, Government Income, and Intermediate Government Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Ginnie Mae, Government Income, and Intermediate Government Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Standing Committees of the Funds' Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the Fidelity funds and their shareholders. The committees facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has 11 standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Mann currently serving as Chair. The committee normally meets monthly (except August), or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the Fidelity funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders, significant litigation, and the voting of proxies of portfolio companies. The committee also has oversight of compliance issues not specifically within the scope of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended July 31, 2005, the committee held 12 meetings.

The Fair Value Oversight Committee is composed of all of the Independent Trustees, with Mr. Mann currently serving as Chair. The committee normally meets quarterly, or more frequently as called by the Chair. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and their classification as liquid or illiquid and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee provides oversight regarding the investment policies relating to, and Fidelity funds' investment in, non-traditional securities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended July 31, 2005, the committee held four meetings.

The Board of Trustees has established three Fund Oversight Committees: the Equity Committee (composed of Mr. Lautenbach (Chair), Ms. Small, and Mr. Stavropoulos), the Fixed-Income, International, and Special Committee (composed of Ms. Knowles (Chair), Mr. Dirks, and Dr. Gates), and the Select and Asset Allocation Committee (composed of Mr. McCoy (Chair), Dr. Heilmeier, and Mr. Wolfe). Each committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair of the respective committee. Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant Fidelity fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund's investment results. The Fixed-Income and International Committee also receives reports required under Rule 2a-7 of the 1940 Act and has oversight of research bearing on credit quality, investment structures and other fixed-income issues, and of international research. The Select and Special Committee has oversight of FMR's equity investment research. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. Prior to July 2005, the Fixed-Income, International, and Special Committee was known as the Fixed-Income and International Committee, and the Select and Asset Allocation Committee was known as the Select and Special Committee. During the fiscal year ended July 31, 2005, the Equity Committee held 11 meetings, the Fixed-Income, International, and Special Committee held 11 meetings, and the Select and Asset Allocation Committee held nine meetings.

The Board of Trustees has established two Fund Contract Committees: the Equity Contract Committee (composed of Mr. Lautenbach (Chair), Ms. Knowles and Mr. McCoy) and the Fixed-Income Contract Committee (composed of Ms. Knowles (Chair), Mr. Dirks, and Dr. Gates). Each committee will ordinarily meet as needed to consider matters related to the renewal of fund investment advisory agreements. The committees will assist the Independent Trustees in their consideration of investment advisory agreements of each fund. Each committee receives information on and makes recommendations concerning the approval of investment advisory agreements between the Fidelity funds and FMR and its affiliates and any non-FMR affiliate that serves as a sub-adviser to a Fidelity fund (collectively, investment advisers) and the annual review of these contracts. The Fixed-Income Contract Committee will be responsible for investment advisory agreements of the fixed-income funds. The Equity Contract Committee will be responsible for the investment advisory agreements of all other funds. With respect to each fund under its purview, each committee: requests and receives information on the nature, extent, and quality of services provided to the shareholders of the Fidelity funds by the investment advisers and their respective affiliates, fund performance, the investment performance of the investment adviser, and such other information as the committee determines to be reasonably necessary to evaluate the terms of the investment advisory agreements; considers the cost of the services to be provided and the profitability and other benefits that the investment advisers and their respective affiliates derive or will derive from their contractual arrangements with each of the funds (including tangible and intangible "fall-out benefits"); considers the extent to which economies of scale would be realized as the funds grow and whether fee levels reflect those economies of scale for the benefit of fund investors; considers methodologies for determining the extent to which the funds benefit from economies of scale and refinements to these methodologies; considers information comparing the services to be rendered and the amount to be paid under the funds' contracts with those under other investment advisory contracts entered into with FMR and its affiliates and other investment advisers, such as contracts with other registered investment companies or other types of clients; considers such other matters and information as may be necessary and appropriate to evaluate investment advisory agreements of the funds; and makes recommendations to the Board concerning the approval or renewal of investment advisory agreements. Each committee will consult with the other committees of the Board of Trustees, and in particular with the Audit Committee and the applicable Fund Oversight Committees, in carrying out its responsibilities. Each committee's responsibilities are guided by Sections 15(c) and 36(b) of the 1940 Act. While each committee consists solely of Independent Trustees, its meetings may, depending upon the subject matter, be attended by one or more senior members of FMR's management or representatives of a sub-adviser not affiliated with FMR. During the fiscal year ended July 31, 2005, the Equity Contract Committee held three meetings and the Fixed-Income Contract Committee held two meetings.

The Shareholder Services, Brokerage and Distribution Committee is composed of Messrs. Stavropoulos (Chair), Dirks, and Lautenbach, and Ms. Small. The committee normally meets monthly (except August), or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the Fidelity funds' transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the Fidelity funds by FMR and its affiliates, including pricing and bookkeeping services. Regarding brokerage, the committee monitors and recommends policies concerning the securities transactions of the Fidelity funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of Fidelity fund shares. The committee also monitors brokerage and other similar relationships between the Fidelity funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the Fidelity funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finders' fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the Fidelity funds, policies and procedures regarding frequent purchase of Fidelity fund shares, and selective disclosure of portfolio holdings. During the fiscal year ended July 31, 2005, the Shareholder Services, Brokerage and Distribution Committee held 11 meetings.

The Audit Committee is composed of Ms. Knowles (Chair), Drs. Gates and Heilmeier, and Messrs. McCoy and Wolfe. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets monthly (except August), or more frequently as called by the Chair. The committee meets separately at least four times a year with the Fidelity funds' Treasurer, with personnel responsible for the internal audit function of FMR Corp., and with the Fidelity funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the Fidelity funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the Fidelity funds and the funds' service providers, (ii) the financial reporting processes of the Fidelity funds, (iii) the independence, objectivity and qualification of the auditors to the Fidelity funds, (iv) the annual audits of the Fidelity funds' financial statements, and (v) the accounting policies and disclosures of the Fidelity funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any Fidelity fund, and (ii) the provision by any outside auditor of certain non-audit services to Fidelity fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the Fidelity funds. It is responsible for approving all audit engagement fees and terms for the Fidelity funds, resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the Fidelity funds and any service providers consistent with Independent Standards Board Standard No. 1. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the Fidelity funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the Fidelity funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the Fidelity funds' or service providers internal controls over financial reporting. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the Fidelity funds' financial reporting process, will discuss with FMR, the Fidelity funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR Corp. their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the Fidelity funds, and will review with FMR, the Fidelity funds' Treasurer, outside auditor, and internal auditor personnel of FMR Corp. (to the extent relevant) the results of audits of the Fidelity funds' financial statements. The committee will review periodically the Fidelity funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. The committee also plays an oversight role in respect of each Fidelity fund's compliance with its name test and investment restrictions, the code of ethics relating to personal securities transactions, the code of ethics applicable to certain senior officers of the Fidelity funds, and anti-money laundering requirements. During the fiscal year ended July 31, 2005, the committee held 21 meetings.

The Governance and Nominating Committee is composed of Mr. Mann (Chair), Dr. Gates, and Messrs. Lautenbach and Stavropoulos. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the Fidelity funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the Fidelity funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the Fidelity funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Fidelity funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend 11 meetings per year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the Fidelity funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the Fidelity funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended July 31, 2005, the committee held 12 meetings.

The Board of Trustees established the Compliance Committee (composed of Dr. Gates (Chair), Ms. Knowles, and Messrs. Lautenbach and Mann) in May 2005. The committee normally meets quarterly, or more frequently as called by the Chair. The committee oversees the administration and operation of the compliance policies and procedures of the Fidelity funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a Chief Compliance Officer (CCO) of the Fidelity funds. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO, and if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports of significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds' compliance policies as required by Rule 38a-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports. During the fiscal year ended July 31, 2005, the committee held two meetings.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2004.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	Edward C. Johnson 3d	Abigail P. Johnson	Stephen P. Jonas	Robert L. Reynolds
Ginnie Mae	none	none	none	none
Government Income	none	none	none	none
Intermediate Government Income	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
Independent Trustees
DOLLAR RANGE OF FUND SHARES	Dennis J. Dirks	Robert M. Gates	George H. Heilmeier	Marie L. Knowles	Ned C. Lautenbach
Ginnie Mae	none	$1 - $10,000	$1 - $10,000	$1 - $10,000	$1 - $10,000
Government Income	none	none	none	none	none
Intermediate Government Income	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Marvin L. Mann	William O. McCoy	Cornelia M. Small	William S. Stavropoulos	Kenneth L. Wolfe
Ginnie Mae	$1 - $10,000	$1 - $10,000	none	$1 - $10,000	none
Government Income	$1 - $10,000	none	none	none	none
Intermediate Government Income	$1 - $10,000	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	$10,001 - $50,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended July 31, 2005, or calendar year ended December 31, 2004, as applicable.

Compensation Table[1]
AGGREGATE COMPENSATION FROM A FUND	J. Michael Cook[2]	Ralph F. Cox[2]	Phyllis Burke Davis[3]	Dennis J. Dirks[4]	Albert R. Gamper, Jr.[5]	Robert M. Gates	George H. Heilmeier	Donald J. Kirk[2]
Ginnie MaeC	$ 676	$ 740	$ 0	$ 1,577	$ $240	$ 1,642	$ 1,624	$ 663
Government Income	$ 719	$ 786	$ 0	$ 1,772	$ 294	$ 1,842	$ 1,823	$ 705
Intermediate Government Income	$ 162	$ 178	$ 0	$ 366	$ 53	$ 382	$ 378	$ 159
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 347,750	$ 369,250	$ 4,500	$ 183,000	$ 0	$ 362,250	$ 353,250	$ 369,750
AGGREGATE COMPENSATION FROM A FUND	Marie L. Knowles	Ned C. Lautenbach	Marvin L. Mann	William O. McCoy	Cornelia M. Small[6]	William S. Stavropoulos	Kenneth L. Wolfe[7]
Ginnie MaeC	$ 1,704	$ 1,506	$ 2,165	$ 1,562	$ 1,571	$ 1,532	$ 1,325
Government Income	$ 1,912	$ 1,694	$ 2,430	$ 1,757	$ 1,765	$ 1,723	$ 1,506
Intermediate Government Income	$ 396	$ 350	$ 504	$ 363	$ 365	$ 356	$ 306
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 377,250	$ 323,750	$ 484,250	$ 385,750B	$ 335,750	$ 316,750	$ 97,250

1 Edward C. Johnson 3d, Abigail P. Johnson, Stephen P. Jonas, Peter S. Lynch, and Robert L. Reynolds are interested persons and are compensated by FMR.

2 Mr. Cook, Mr. Cox, and Mr. Kirk served on the Board of Trustees through December 31, 2004.

3 Ms. Davis served on the Board of Trustees through December 31, 2003. Ms. Davis received compensation in January 2004 for her services at meetings attended in December 2003.

4 During the period from July 1, 2004 through December 31, 2004, Mr. Dirks served as a Member of the Advisory Board. Effective January 1, 2005, Mr. Dirks serves as a Member of the Board of Trustees.

5 Effective June 1, 2005, Mr. Gamper serves as a Member of the Advisory Board.

6 During the period from January 1, 2004 through December 31, 2004, Ms. Small served as a Member of the Advisory Board. Effective January 1, 2005, Ms. Small serves as a Member of the Board of Trustees.

7 During the period from October 1, 2004 through December 31, 2004, Mr. Wolfe served as a Member of the Advisory Board. Effective January 1, 2005, Mr. Wolfe serves as a Member of the Board of Trustees.

A Information is for the calendar year ended December 31, 2004 for 303 funds of 58 trusts in the fund complex. Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2004, the Trustees accrued required deferred compensation from the funds as follows: J. Michael Cook, $132,875; Ralph F. Cox, $132,875; Robert M. Gates, $132,875; George H. Heilmeier, $132,875; Donald J. Kirk, $132,875; Marie L. Knowles, $144,125; Ned C. Lautenbach, $132,875; Marvin L. Mann, $177,875; William O. McCoy, $132,875; and William S. Stavropoulos, $132,875. Certain of the Independent Trustees elected voluntarily to defer a portion of their compensation as follows: J. Michael Cook, $42,086.25; Ralph F. Cox, $42,086.25; Ned C. Lautenbach, $51,358.45; and William O. McCoy, $91,858.45.

B Compensation figures include cash and may include amounts deferred at Mr. McCoy's election under a deferred compensation plan adopted by the other open-end registered investment companies in the fund complex (Other Open-End Funds). Pursuant to the deferred compensation plan, Mr. McCoy, as an Independent Trustee, may elect to defer receipt of all or a portion of his annual fees. Amounts deferred under the deferred compensation plan are credited to an account established for Mr. McCoy on the books of the Other Open-End Funds. Interest is accrued on amounts deferred under the deferred compensation plan. For the calendar year ended December 31, 2004, Mr. McCoy voluntarily elected to defer $40,500.

C Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: J. Michael Cook, $390; Ralph F. Cox, $390; Dennis J. Dirks, $597; Robert M. Gates, $917; George H. Heilmeier, $917; Donald J. Kirk, $390; Marie L. Knowles, $1,009; Ned C. Lautenbach, $917; Marvin L. Mann, $1,226; William O. McCoy, $917; Cornelia M. Small, $527;William S. Stavropoulos, $917; and Kenneth L. Wolfe, $631;. Certain of the Independent Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: J. Michael Cook, $146; Ralph F. Cox, $146; Ned C. Lautenbach, $321; William O. McCoy, $321.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Independent Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Independent Trustee or to pay any particular level of compensation to the Independent Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

As of July 31, 2005, approximately 63.03% of Government Income's total outstanding shares was held by FMR affiliates. FMR Corp. is the ultimate parent company of these FMR affiliates. By virtue of their ownership interest in FMR Corp., as described in the "Control of Investment Advisers" section on page <Click Here><Click Here>, Mr. Edward C. Johnson 3d, Trustee, and Ms. Abigail P. Johnson, Trustee, may be deemed to be a beneficial owner of these shares. As of the above date, with the exception of Mr. Johnson 3d's and Ms. Johnson's deemed ownership of each fund's shares, the Trustees, Members of the Advisory Board, and officers of the funds owned, in the aggregate, less than 1% of each fund's total outstanding shares.

As of July 31, 2005, the following owned beneficially 5% or more (up to and including 25%) of Government Income's outstanding shares: Fidelity Freedom 2010 Fund®, Boston, MA (25.30%); Fidelity Freedom 2020 Fund®, Boston, MA (16.80%); Fidelity Freedom Income Fund®, Boston, MA (5.90%).

CONTROL OF INVESTMENT ADVISERS

FMR Corp., organized in 1972, is the ultimate parent company of FMR, Fidelity Investments Money Management, Inc. (FIMM), Fidelity Management & Research (U.K.) Inc. (FMR U.K.), and Fidelity Management & Research (Far East) Inc. (FMR Far East). The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

At present, the primary business activities of FMR Corp. and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

Fidelity International Limited (FIL), a Bermuda company formed in 1968, is the ultimate parent company of Fidelity International Investment Advisors (FIIA), Fidelity Investments Japan Limited (FIJ), and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. At present, the primary business activities of FIL and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

FMR, FIMM, FMR U.K., FMR Far East, FIJ, FIIA, FIIA(U.K.)L (the Investment Advisers), FDC, and the funds have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the funds, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are interested persons of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, and the costs associated with securities lending, each fund is responsible for all of its expenses that are not assumed by FMR pursuant to the Fundwide Operations and Expense Agreement (the Fundwide Agreement) or by the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent. Each management contract provides that each fund is responsible for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. Each fund's management contract further provides that the fund is responsible for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears these costs. Other expenses for which each fund is responsible include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. Pursuant to the Fundwide Agreement, FMR agrees to provide or arrange for certain services and to pay the ordinary administrative and operating expenses incurred by each fund that are not otherwise provided for under the management contract, including the fees and expenses of each fund's custodian, auditor, and pricing and bookkeeping agent, but excluding the management fee, shareholder servicing agent fee, interest, taxes, brokerage commissions, securities lending costs, extraordinary expenses, fees and expenses of the Independent Trustees, and Rule 12b-1 fees, if any, in exchange for a fee equal to the difference, if any, between the management fee rate and 0.35%. The Fundwide Agreement effectively limits fund-level expenses to 0.35%.

Management Fees. For the services of FMR under the management contract, each fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.3700%	$ 1 billion	.3700%
3	-		6.3400	50.2188
6	-		9.3100	100.1869
9	-		12.2800	150.1736
12	-		15.2500	200.1652
15	-		18.2200	250.1587
18	-		21.2000	300.1536
21	-		24.1900	350.1494
24	-		30.1800	400.1459
30	-		36.1750	450.1427
36	-		42.1700	500.1399
42	-		48.1650	550.1372
48	-		66.1600	600.1349
66	-		84.1550	650.1328
84	-		120.1500	700.1309
120	-		156.1450	750.1291
156	-		192.1400	800.1275
192	-		228.1350	850.1260
228	-		264.1300	900.1246
264	-		300.1275	950.1233
300	-		336.1250	1,000.1220
336	-		372.1225	1,050.1209
372	-		408.1200	1,100.1197
408	-		444.1175	1,150.1187
444	-		480.1150	1,200.1177
480	-		516.1125	1,250.1167
516	-		587.1100	1,300.1158
587	-		646.1080	1,350.1149
646	-		711.1060	1,400.1141
711	-		782.1040
782	-		860.1020
860	-		946.1000
946	-		1,041.0980
1,041	-		1,145.0960
1,145	-		1,260.0940
Over			1,260.0920

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $953 billion of group net assets - the approximate level for July 2005 - was 0.1232%, which is the weighted average of the respective fee rates for each level of group net assets up to $953 billion.

Effective June 1, 2005, each fund's individual fund fee rate is 0.20%. Prior to June 1, 2005, each fund's individual fund fee rate was 0.30%. Based on the average group net assets of the funds advised by FMR for July 2005, each fund's annual management fee rate would be calculated as follows:

Fund	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
Ginnie Mae	0.1232%	+	0.2000%	=	0.3232%
Government Income	0.1232%	+	0.2000%	=	0.3232%
Intermediate Government Income	0.1232%	+	0.2000%	=	0.3232%

One-twelfth of the management fee rate is applied to each fund's average net assets for the month, giving a dollar amount which is the fee for that month.

The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years.

Fund	Fiscal Years Ended July 31	Management Fees Paid to FMR
Ginnie Mae	2005	$ 16,491,000
	2004	$ 19,102,000
	2003	$ 28,263,000
Government Income	2005	$ 18,777,000
	2004	$ 16,779,000
	2003	$ 14,920,000
Intermediate Government Income	2005	$ 3,806,000
	2004	$ 4,681,000
	2003	$ 5,839,000

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a fund's returns and yield, and repayment of the reimbursement by a fund will lower its returns and yield.

Sub-Adviser - FIMM. On behalf of each fund, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has day-to-day responsibility for choosing investments for each fund.

Under the terms of the sub-advisory agreements, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with each fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

Fees paid to FIMM by FMR on behalf of each fund for the past three fiscal years are shown in the following table.

Fund	Fiscal Year Ended July 31	Fees Paid to FIMM
Ginnie Mae	2005	$ 8,244,222
	2004	$ 9,555,153
	2003	$ 14,119,922
Government Income	2005	$ 9,386,868
	2004	$ 8,391,195
	2003	$ 7,456,394
Intermediate Government Income	2005	$ 1,902,819
	2004	$ 2,341,026
	2003	$ 2,917,332

Sub-Advisers - FIIA and FIIA(U.K.)L. On behalf of each fund, FIMM has entered into a master international fixed-income research agreement with FIIA. On behalf of each fund, FIIA, in turn, has entered into a fixed-income sub-research agreement with FIIA(U.K.)L. Pursuant to the fixed-income research agreements, FIMM may receive investment advice and research services concerning issuers and countries outside the United States. In particular, FIIA and FIIA(U.K.)L will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

Under the terms of the master international fixed-income research agreement, FIMM pays FIIA an amount based on a fund's net assets relative to the assets of other registered investment companies with which FMR or FIMM has management contracts. Under the terms of the fixed-income sub-research agreement, FIIA pays FIIA(U.K.)L an amount equal to the administrative costs incurred in providing investment advice and research services for a fund.

For the past three fiscal years, no fees were paid to FIIA and FIIA(U.K.)L on behalf of the funds for providing investment advice and research services pursuant to the fixed-income research agreements.

Sub-Advisers - FMR U.K., FMR Far East, and FIJ. On behalf of Ginnie Mae and Intermediate Government Income, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. On behalf of Ginnie Mae and Intermediate Government Income, FMR Far East has entered into a sub-advisory agreement with FIJ. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds (discretionary services).

Under the terms of the sub-advisory agreements, for providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:

  FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
  FMR Far East pays FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services for a fund to FMR Far East.

Under the terms of the sub-advisory agreements, for providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:

  FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
  FMR Far East pays FIJ a fee equal to 105% of FIJ's costs incurred in connection with providing investment advisory and order execution services for a fund to FMR Far East.

For the past three fiscal years, no fees were paid to FMR U.K., FMR Far East, and FIJ on behalf of Ginnie Mae and Intermediate Government Income for providing non-discretionary or discretionary services pursuant to the sub-advisory agreements.

William Irving is the portfolio manager of Ginnie Mae Fund and receives compensation for his services. George Fischer is the portfolio manager of Government Income Fund and Intermediate Government Income Fund and receives compensation for his services. As of July 31, 2005, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The portion of each portfolio manager's bonus that is linked to his fund's pre-tax investment performance is measured against the Lehman Brothers® GNMA Index (Ginnie Mae Fund), the Lehman Brothers 75% U.S. Government Bond/25% Mortgage-Backed Securities (MBS) Index (Government Income Fund), or the Lehman Brothers Intermediate Government Bond Index (Intermediate Government Income Fund). Each portfolio manager's bonus is based on several components calculated separately over his tenure over a measurement period that eventually encompasses a period of up to three years. The primary components of each portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) relative to a benchmark index assigned to each fund or account, and (ii) the investment performance of other FMR taxable bond funds and accounts. A subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services.

A portfolio manager's compensation plan may give rise to potential conflicts of interest. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for funds or accounts other than a fund may outperform the securities selected for the fund. Personal accounts may give rise to potential conflicts of interest; trading in personal accounts is restricted by a fund's Code of Ethics.

The following table provides information relating to other accounts managed by Mr. Irving as of July 31, 2005:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	2	2
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	1
Assets Managed (in millions)	$ 6,900	$ 898	$ 590
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	$ 410

* Includes Ginnie Mae Fund ($4,023 (in millions) assets managed). The net asset value of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of July 31, 2005, the dollar range of shares of Ginnie Mae Fund beneficially owned by Mr. Irving was none.

The following table provides information relating to other accounts managed by Mr. Fischer as of July 31, 2005:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	5	5
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 10,396	$ 11,860	$ 1,468
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Government Income Fund and Intermediate Government Income Fund ($6,011 (in millions) assets managed). The net asset value of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of July 31, 2005, the dollar range of shares of Government Income Fund beneficially owned by Mr. Fischer was none.

As of July 31, 2005, the dollar range of shares of Intermediate Government Income Fund beneficially owned by Mr. Fischer was $100,001-$500,000.

PROXY VOTING GUIDELINES

The following Proxy Voting Guidelines were established by the Board of Trustees of the funds, after consultation with Fidelity. (The guidelines are reviewed periodically by Fidelity and by the Independent Trustees of the Fidelity funds, and, accordingly, are subject to change.)

I. General Principles

A. Except as set forth herein, FMR will generally vote in favor of routine management proposals. FMR will generally oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

B. Non-routine proposals will generally be voted in accordance with the guidelines.

C. Non-routine proposals not covered by the following guidelines or other special circumstances will be evaluated on a case-by-case basis with input from the appropriate FMR analyst or portfolio manager, as applicable, subject to review by the General Counsel or Compliance Officer of FMR or the General Counsel of FMR Corp. A significant pattern of such proposals or other special circumstances will be referred to the Operations Committee or its designee.

D. Voting of shares will be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Proxy Voting Guidelines; and (ii) voting will be done without regard to any other Fidelity companies' relationship, business or otherwise, with that portfolio company.

E. The FMR Investment & Advisor Compliance Department votes proxies. In the event an Investment & Advisor Compliance employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity employee is acting solely in the best interests of Fidelity and its customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Fidelity and its customers.

II. Definitions (as used in this document)

A. Large capitalization company - a company included in the Russell 1000® stock index.

B. Small capitalization company - a company not included in the Russell 1000 stock index.

C. Anti-takeover plan - includes fair price amendments; classified boards; "blank check" preferred stock; golden and tin parachutes; supermajority provisions; poison pills; and any other plan that eliminates or limits shareholder rights.

D. Poison Pill Plan - a strategy employed by a potential take-over/target company to make its stock less attractive to an acquirer. Such plans are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

E. Golden parachute - accelerated options and/or employment contracts for officers and directors that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination following a change in control.

F. Tin parachute - accelerated options and/or employment contracts for employees beyond officers and directors that will result in a lump sum payment in the event of termination.

G. Sunset provision - a condition in a charter or plan that specifies an expiration date.

H. Greenmail - payment of a premium to a raider trying to take over a company through a proxy contest or other means.

III. Directors

A. Incumbent Directors

FMR will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment. FMR will also generally withhold authority on the election of directors if:

1. An anti-takeover provision was introduced, an anti-takeover provision was extended, or a new anti-takeover provision was adopted upon the expiration of an existing anti-takeover provision, without shareholder approval except as set forth below.

With respect to poison pills, FMR will consider not withholding authority on the election of directors if all of the following conditions are met when a poison pill is introduced, extended, or adopted:

a. The poison pill includes a sunset provision of less than 5 years;

b. The poison pill is linked to a business strategy that will result in greater value for the shareholders; and

c. Shareholder approval is required to reinstate the poison pill upon expiration.

FMR will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing poison pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FMR will withhold authority on the election of directors.

2. The company refuses, upon request by FMR, to amend a Poison Pill Plan to allow Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

3. Within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers and directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors, or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

4. The company failed to act in the best interests of shareholders when approving executive compensation, taking into account such factors as: (i) whether the company used an independent compensation committee; and (ii) whether the compensation committee engaged independent compensation consultants.

B. Indemnification

FMR will generally vote in favor of charter and by-law amendments expanding the indemnification of Directors and/or limiting their liability for breaches of care unless FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

C. Independent Chairperson

FMR will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

IV. Compensation

A. Equity Award Plans (including stock options, restricted stock awards, and other stock awards)

FMR will generally vote against Equity Award Plans or amendments to authorize additional shares under such plans if:

1. (a) The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10% (for large capitalization companies) or 15% (for small capitalization companies) and (b) there were no circumstances specific to the company or the plans that lead FMR to conclude that the level of dilution in the Plan or the amendments is acceptable.

2. In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the Board/Committee has repriced options outstanding under the plan in the past 2 years.

However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms or board resolution, are met:

a. The repricing is rarely used and, when used, is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

b. The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

3. The Board may materially alter the plan without shareholder approval, including by increasing the benefits accrued to participants under the plan; increasing the number of securities which may be issued under the plan; modifying the requirements for participation in the plan; or including a provision allowing the Board to lapse or waive restrictions at its discretion.

4. The granting of awards to non-employee directors is subject to management discretion.

5. In the case of stock awards, the restriction period, or holding period after exercise, is less than 3 years for non-performance-based awards, and less than 1 year for performance-based awards.

FMR will consider approving an Equity Award Plan or an amendment to authorize additional shares under such plan if, without complying with guidelines 2(a), 3, and 4 immediately above, the following two conditions are met:

1. The shares are granted by a compensation committee composed entirely of independent directors; and

2. The shares are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

B. Equity Exchanges and Repricing

FMR will generally vote in favor of a management proposal to exchange shares or reprice outstanding options if the proposed exchange or repricing is consistent with the interests of shareholders, taking into account such factors as:

1. Whether the proposal excludes senior management and directors;

2. Whether the equity proposed to be exchanged or repriced exceeded FMR's dilution thresholds when initially granted;

3. Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

4. The company's relative performance compared to other companies within the relevant industry or industries;

5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

6. Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

C. Employee Stock Purchase Plans

FMR will generally vote against employee stock purchase plans if the plan violates any of the criteria in section IV(A) above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FMR may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

D. Employee Stock Ownership Plans (ESOPs)

FMR will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FMR will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

E. Executive Compensation

FMR will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

V. Anti-Takeover Plans

FMR will generally vote against a proposal to adopt or approve the adoption of an anti-takeover plan unless:

A. The proposal requires that shareholders be given the opportunity to vote on the adoption of anti-takeover provision amendments.

B. The anti-takeover plan includes the following:

1. the board has adopted an anti-takeover plan with a sunset provision of no greater than 5 years;

2. the anti-takeover plan is linked to a business strategy that is expected to result in greater value for the shareholders;

3. shareholder approval is required to reinstate the anti-takeover plan upon expiration;

4. the anti-takeover plan contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and

5. the anti-takeover plan allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

C. It is an anti-greenmail proposal that does not include other anti-takeover provisions.

D. It is a fair price amendment that considers a two-year price history or less.

FMR will generally vote in favor of proposals to eliminate anti-takeover plans. In the case of proposals to declassify a board of directors, FMR will generally vote against such a proposal if the issuer's Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

VI. Capital Structure/Incorporation

A. Increases in Common Stock

FMR will generally vote against a provision to increase a Company's common stock if such increase is greater than 3 times outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase of up to 5 times is generally acceptable.

B. New Classes of Shares

FMR will generally vote against the introduction of new classes of stock with differential voting rights.

C. Cumulative Voting Rights

FMR will generally vote in favor of introduction and against elimination of cumulative voting rights where this is determined to enhance portfolio interests of minority shareholders.

D. Acquisition or Business Combination Statutes

FMR will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

E. Incorporation or Reincorporation in Another State or Country

FMR will generally vote against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

VII. Auditors

A. FMR will generally vote against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the selection of the company's auditor.

B. FMR will generally vote against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. FMR will also generally vote against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

VIII. Other

A. Voting Process

FMR will generally vote in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

B. Regulated Industries

Voting of shares in securities of any regulated industry (e.g. U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g. the Federal Reserve Board) for a determination under applicable law (e.g. federal banking law) that no Fund or group of Funds has acquired control of such organization.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved Distribution and Service Plans on behalf of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.

Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. In addition, each Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, service-providers and administrators, that provide those services. Currently, the Board of Trustees has authorized such payments for Ginnie Mae, Government Income, and Intermediate Government Income shares.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

FDC or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to, intermediaries, including retirement plan sponsors, service-providers and administrators. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment and meals. Certain of the payments described above may be significant to an intermediary. As permitted by SEC and the National Association of Securities Dealers rules, FDC or any affiliate may pay or allow other incentives or payments to intermediaries.

Each fund's transfer agent or an affiliate may also make payments and reimbursements to certain intermediaries, including retirement plan sponsors, service providers and administrators, for providing recordkeeping and administrative services to plan participants or for providing other services to retirement plans. Please see "Transfer and Service Agent Agreements" in this SAI for more information.

FDC or an affiliate may also make payments to banks, broker-dealers and other service providers for distribution-related activities and/or shareholder services. If you have purchased shares of the fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to recommend a fund over others offered by competing fund families, or retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.

TRANSFER AND SERVICE AGENT AGREEMENTS

Each fund has entered into a transfer agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the agreements, FSC (or an agent, including an affiliate) performs transfer agency, dividend disbursing, and shareholder services for each fund.

For providing transfer agency services, FSC receives an asset-based fee each paid monthly with respect to each account in a fund.

FSC also collects fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research.

In addition, FSC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in each Fidelity Freedom Fund and Fidelity Four-in-One Index Fund, funds of funds managed by an FMR affiliate, according to the percentage of the QTP's, Freedom Fund's, or Fidelity Four-in-One Index Fund's assets that is invested in a fund, subject to certain limitations in the case of Fidelity Four-in-One Index Fund.

FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Many fund shares are owned by certain intermediaries for the benefit of their customers. Since the funds often do not maintain an account for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by third parties. FSC or an affiliate may make payments to intermediaries for recordkeeping and other services.

Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FSC or an affiliate does not provide recordkeeping services to a retirement plan, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the funds, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses.

In certain situations where FSC or an affiliate provides recordkeeping services to a retirement plan, payments may be made to pay for plan expenses. The amount of such payments may be based on investments in particular Fidelity funds, or may be fixed for a given period of time. Upon direction, payments may be made to plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with the plan.

Each fund has also entered into a service agent agreement with FSC (or an agent, including an affiliate). Each fund has also entered into a securities lending administration agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for each fund, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for Ginnie Mae and Government Income are 0.0400% of the first $500 million of average net assets, 0.0290% of average net assets between $500 million and $3.5 billion, 0.0040% of average net assets between $3.5 billion and $25 billion, and 0.0018% of average net assets in excess of $25 billion.

The annual rates for pricing and bookkeeping services for Intermediate Government Income are 0.0250% of the first $500 million of average net assets, 0.0150% of average net assets between $500 million and $3.5 billion, 0.0040% of average net assets between $3.5 billion and $25 billion, and 0.0018% of average net assets in excess of $25 billion.

Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the following table.

Fund	2005	2004	2003
Ginnie Mae	$ 946,000	$ 1,060,000	$ 849,000
Government Income	$ 963,000	$ 945,000	$ 608,000
Intermediate Government Income	$ 159,000	$ 240,000	$ 311,000

For administering each fund's securities lending program, FSC is paid based on the number and duration of individual securities loans.

For the fiscal years ended July 31, 2005, 2004, and 2003, Ginnie Mae did not pay FSC for securities lending.

Payments made by Government Income and Intermediate Government Income to FSC for securities lending for the past three fiscal years are shown in the following table.

Fund	2005	2004	2003
Government Income	$ 4,000	$ 6,000	$ 5,000
Intermediate Government Income	$ 2,000	$ 4,000	$ 5,000

DESCRIPTION OF THE TRUST

Trust Organization. Fidelity Ginnie Mae Fund, Fidelity Government Income Fund, and Fidelity Intermediate Government Income Fund are funds of Fidelity Income Fund, an open-end management investment company created under an initial declaration of trust dated August 7, 1984. Currently, there are five funds in Fidelity Income Fund: Fidelity Ginnie Mae Fund, Fidelity Government Income Fund, Fidelity Intermediate Government Income Fund, Fidelity Total Bond Fund, and Fidelity Ultra-Short Bond Fund. The Trustees are permitted to create additional funds in the trust and to create additional classes of the funds.

The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

Voting Rights. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. The Bank of New York, 110 Washington Street, New York, New York, is custodian of the assets of each fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. JPMorgan Chase Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, independent registered public accounting firm, examines financial statements for each fund and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for the fiscal year ended July 31, 2005, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference.

FUND HOLDINGS INFORMATION

Each fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprised of executive officers of FMR and its affiliates) evaluates disclosure policy with the goal of serving a fund's best interests by striking an appropriate balance between providing information about a fund's portfolio and protecting a fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the funds' chief compliance officer periodically.

1. Each fund will provide a full list of holdings as of the end of the fund's fiscal quarter on www.fidelity.com (Research) 60 days after its fiscal quarter-end.

This information will be available on the web site until updated for the next applicable period.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the investment activities of each fund to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities include: a fund's trustees; a fund's manager, its sub-advisers and their affiliates whose access persons are subject to a code of ethics; a fund's auditors; a fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to a fund or their Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; an issuer, regarding the number of shares of the issuer (or percentage of outsourcing shares) held by a fund; and third-parties in connection with a bankruptcy proceeding relating to a fund holding.

Other Uses Of Holdings Information. In addition, each fund may provide material non-public holdings information to (i) third-parties that calculate information derived from holdings for use by FMR or its affiliates, (ii) third parties that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), (iii) ratings and rankings organizations, and (iv) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving a fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to a fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third-parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to a fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset (full holdings daily, on the next day); iMoneynet (aggregate holdings weekly, one day after the end of the week); Kynex (full holdings weekly, one day after the end of the week); Vestek (full holdings, as of the end of the calendar quarter, 15 days after the calendar quarter-end); S&P (full holdings weekly, six days after the end of the week); and Moody's Investor Services (full holdings weekly, six days after the end of the week).

FMR, its affiliates, or the funds will not enter into any arrangements with third-parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, FMR desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the funds' SAI.

There can be no assurance that the funds' policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

APPENDIX

On July 19, 2004, a class action complaint entitled Gilliam, et al. v. Fidelity Management & Research Co., FMR Co., Inc., FMR Corp., Fidelity Distributors Corp., et al. was filed in the U.S. District Court for the District of Massachusetts alleging, among other things, that the defendants failed to disclose revenue sharing and fund portfolio brokerage practices adequately in the prospectuses of certain Fidelity funds. The complaint, which names over 200 Fidelity funds as nominal defendants, seeks unspecified damages. Four additional lawsuits making similar allegations have been filed, and other similar cases may be filed in the future. Any recovery of damages would revert to the funds. Fidelity believes these allegations are without merit and intends to defend them vigorously.

Fidelity and Fidelity Investments & (Pyramid) Design, Fidelity Freedom 2010 Fund, Fidelity Freedom 2020 Fund, and Fidelity Freedom Income Fund are registered trademarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

Attachment 2

INFORMATION APPLICABLE TO ADVISOR GOVERNMENT INCOME CLASS SHARES

VALUATION

Each class's NAV is the value of a single share. The NAV of each class is computed by adding the class's pro rata share of the value of the applicable fund's investments, cash, and other assets, subtracting the class's pro rata share of the applicable fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are shares outstanding.

Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Debt securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.

Most equity securities for which the primary market is the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used.

Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.

Independent brokers or quotation services provide prices of foreign securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange or market on which that security is traded, then that security will be valued in good faith by a committee appointed by the Board of Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

CONTROL PERSONS

As of the public offering of shares of Class A, Class T, Class B, Class C, and Institutional Class of Fidelity Government Income, 100% of each class's total outstanding shares was held by FMR or an FMR affiliate. FMR Corp. is the ultimate parent company of FMR and these FMR affiliates. By virtue of his ownership interest in FMR Corp., Mr. Edward C. Johnson 3d, Trustee, may be deemed to be a beneficial owner of these shares.

MANAGEMENT CONTRACTS

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, and the costs associated with securities lending, as applicable, the fund or each class thereof, as applicable, is responsible for all of its expenses that are not assumed by FMR pursuant to the Fundwide Operations and Expense Agreement (the Fundwide Agreement) or by the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent. The fund's management contract provides that the fund is responsible for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund is responsible for for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears these costs. Other expenses for which the fund is responsible include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. Pursuant to the Fundwide Agreement, FMR agrees to provide or arrange for certain services and to pay the ordinary administrative and operating expenses incurred by the fund that are not otherwise provided for under the management contract, including the fees and expenses of the fund's custodian, auditor, and pricing and bookkeeping agent, but excluding the management fee, shareholder servicing agent fee, interest, taxes, brokerage commissions, securities lending costs, extraordinary expenses, fees and expenses of the Independent Trustees, and Rule 12b-1 fees, if any, in exchange for a fee equal to the difference, if any, between the management fee rate and 0.35%. The Fundwide Agreement effectively limits fund-level expenses to 0.35%.

DISTRIBUTION SERVICES

The fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved Distribution and Service Plans on behalf of Class A, Class T, Class B, Class C, and Institutional Class of the fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow Class A, Class T, Class B, Class C, and Institutional Class and FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the funds of distribution expenses.

The Rule 12b-1 Plan adopted for Class A, Class T, Class B, and Class C of the fund is described in the prospectus for that class.

Under the Institutional Class Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Institutional Class Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Institutional Class shares and/or shareholder support services. In addition, the Institutional Class Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments for Institutional Class shares.

Under the Class A, Class T, Class B, and Class C Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by each Plan. Each Class A, Class T, Class B, and Class C Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class A, Class T, Class B, and Class C shares and/or shareholder support services, including payments of significant amounts made to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for Class A, Class T, Class B, and Class C shares.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the applicable class of the fund and its shareholders. In particular, the Trustees noted that the Institutional Class Plan does not authorize payments by Institutional Class of the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of class shares, additional sales of class shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

The Class A, Class T, Class B, and Class C Plan does not provide for specific payments by Class A, Class T, Class B, and Class C of any of the expenses of FDC, or obligate FDC or FMR to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities.

In addition to the distribution fees paid by FDC to intermediaries shown in the table above, FDC or an affiliate may compensate intermediaries that distribute and/or service the Advisor funds and the Advisor classes of shares. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the placing of the funds on a preferred or recommended fund list, access to an intermediary's personnel, and other factors. The total amount paid to all intermediaries in the aggregate currently will not exceed 0.05% of the total assets of the Advisor Funds and the Advisor classes of shares on an annual basis. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries' personnel, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment and meals. FDC anticipates that payments will be made to over a hundred intermediaries, including some of the largest broker-dealers and other financial firms, and certain of the payments described above may be significant to an intermediary. As permitted by SEC and the National Association of Securities Dealers rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

The fund's transfer agent or an affiliate may also make payments and reimbursements from their own resources to certain intermediaries for performing recordkeeping and other services. Please see "Transfer and Service Agent Agreements" in this SAI for more information.

If you have purchased shares of the fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional at the time of purchase. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund or a share class over others offered by competing fund families.

TRANSFER AND SERVICE AGENT AGREEMENTS

Each class of the fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the agreements, FIIOC (or an agent, including an affiliate) performs transfer agency, dividend disbursing, and shareholder services for each class of the fund.

For providing transfer agency services, FIIOC receives a position fee and an asset-based fee each paid monthly with respect to each position in a fund. For retail accounts, these fees are based on fund type. For certain institutional accounts, these fees are based on size of position and fund type. For institutional retirement accounts, these fees are based on account type and fund type. The position fees are subject to increase based on postage rate changes.

In addition, FIIOC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate, and in each Advisor Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the QTP's or Advisor Freedom Fund's assets that is invested in a fund.

FIIOC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Many fund shares are held in the names of intermediaries for the benefit of their customers. Since the funds often do not maintain an account for shareholders in those instances, some or all of the recordkeeping and/or administrative services for these accounts may be performed by intermediaries.

FIIOC or an affiliate may make payments out of its own resources to intermediaries, including those that sell shares of the funds, for recordkeeping services.

Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the funds, may, upon appropriate direction, be paid for providing recordkeeping services to plan participants. Payments may also be made upon direction for other plan expenses.

FIIOC or an affiliate may make networking payments out of its own resources to intermediaries who perform transactions for the funds through the National Securities Clearing Corporation (NSCC). NSCC, a wholly owned subsidiary of The Depository Trust & Clearing Corporation, provides centralized clearance, settlement and information services for mutual funds and other financial services companies.

The fund has also entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR (or an agent, including an affiliate). Under the terms of the agreements, FSC calculates the NAV and dividends for each class of the fund, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the fund are 0.0400% of the first $500 million of average net assets, 0.0290% of average net assets between $500 million and $3.5 billion, 0.0040% of average net assets between $3.5 billion and $25 billion, and 0.0018% of average net assets in excess of $25 billion.

In addition, the fund is subject to a multiple class surcharge of 10% of the asset-based fee.

For administering the securities lending program for the fund, FSC is paid based on the number and duration of individual securities loans.

Voting Rights. The fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or, for Class A, Class T, Class C, and Institutional Class shares, conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

FUND HOLDINGS INFORMATION

The fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprised of executive officers of FMR and its affiliates) evaluates disclosure policy with the goal of serving a fund's best interests by striking an appropriate balance between providing information about a fund's portfolio and protecting a fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the funds' chief compliance officer periodically.

1. The fund will provide a full list of holdings as of the end of the fund's fiscal quarter on www.advisor.fidelity.com (Literature and Fund) 60 days after its fiscal quarter-end.

This information will be available on the web site until updated for the next applicable period.

PART C. OTHER INFORMATION

Item 15. Indemnification

Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.

Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

Item 16. Exhibits

(1)(a) Amended and Restated Declaration of Trust, dated April 18, 2001, is incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 53.

(b) Certificate of Amendment of the Declaration of Trust, dated April 14, 2004, is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 63.

(2) Bylaws of the Trust, as amended and dated June 17, 2004, are incorporated herein by reference to Exhibit (b) of Fidelity Summer Street Trust's (File No. 002-58542) Post-Effective Amendment No. 63.

(3) Not applicable.

(4)(a) Agreement and Plan of Reorganization between Fidelity Fixed-Income Trust: Spartan Government Income Fund and Fidelity Income Fund: Fidelity Government Income Fund - Exhibit 1 to Part A hereof.

(b) Agreement and Plan of Reorganization between Advisor Series II: Fidelity Advisor Government Investment Fund and Fidelity Income Fund: Fidelity Government Income Fund - Exhibit 2 to Part A hereof.

(5) Articles III, VIII, X, XI and XII of the Amended and Restated Declaration of Trust, dated April 18, 2001, are incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 53; and Articles IV and VI of the Bylaws of the Trust, as amended and dated June 17, 2004, are incorporated herein by reference to Exhibit (b) of Fidelity Summer Street Trust's (File No. 002-58542) Post-Effective Amendment No. 63.

(6)(a) Management Contract, dated June 1, 2005, between Fidelity Management & Research Company and Fidelity Income Fund on behalf of Fidelity Ginnie Mae Fund is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 62.

(b) Management Contract, dated June 1, 2005, between Fidelity Management & Research Company and Fidelity Income Fund on behalf of Fidelity Government Income Fund is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 62.

(c) Management Contract, dated June 1, 2005, between Fidelity Management & Research Company and Fidelity Income Fund on behalf of Fidelity Intermediate Government Income Fund is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 62.

(d) Management Contract, dated June 1, 2005, between Fidelity Management & Research Company and Fidelity Income Fund on behalf of Fidelity Total Bond Fund is incorporated herein by reference to Exhibit (d)(4) Post-Effective Amendment No. 62.

(e) Management Contract, dated June 1, 2005, between Fidelity Management & Research Company and Fidelity Income Fund on behalf of Fidelity Ultra-Short Bond Fund is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 62.

(f) Sub-Advisory Agreement, dated January 1, 1999, between Fidelity Management & Research Company and Fidelity Investments Money Management, Inc. on behalf of Fidelity Ginnie Mae Fund is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 49.

(g) Sub-Advisory Agreement, dated January 1, 1999, between Fidelity Management & Research Company and Fidelity Investments Money Management, Inc. on behalf of Fidelity Government Income Fund is incorporated herein by reference to Exhibit (d)(10) of Post-Effective No. 49.

(h) Sub-Advisory Agreement, dated January 1, 1999, between Fidelity Management & Research Company and Fidelity Investments Money Management, Inc. on behalf of Fidelity Intermediate Government Income Fund is incorporated herein by reference to Exhibit (d)(9) of Post-Effective Amendment No. 49.

(i) Sub-Advisory Agreement, dated September 19, 2002, between Fidelity Management & Research Company and Fidelity Investments Money Management, Inc. on behalf of Fidelity Total Bond Fund is incorporated herein by reference to Exhibit (d)(9) of Post-Effective Amendment No. 57.

(j) Sub-Advisory Agreement, dated July 18, 2002, between Fidelity Management & Research Company and Fidelity Investments Money Management, Inc. on behalf of Fidelity Ultra-Short Bond Fund is incorporated herein by reference to Exhibit (d)(10) of Post-Effective Amendment No. 57.

(k) Sub-Advisory Agreement, dated September 19, 2002, between Fidelity Management & Research Company and FMR Co., Inc. on behalf of Fidelity Total Bond Fund is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 57.

(l) Sub-Advisory Agreement, dated September 19, 2002, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Total Bond Fund is incorporated herein by reference to Exhibit (d)(18) of Post-Effective Amendment No. 58.

(m) Sub-Advisory Agreement, dated September 19, 2002, between Fidelity International Investment Advisors (U.K.) Limited and Fidelity International Investment Advisors on behalf of Fidelity Total Bond Fund is incorporated herein by reference to Exhibit (d)(19) of Post-Effective Amendment No. 58.

(n) Sub-Advisory Agreement, dated September 19, 2002, between Fidelity Investments Japan Limited and Fidelity International Investment Advisors on behalf of Fidelity Total Bond Fund is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 58.

(o) Amended and Restated Sub-Advisory Agreement, dated August 1, 2001, between Fidelity Management & Research (Far East) Inc. (currently Fidelity Research & Analysis Company) and Fidelity Investments Japan Limited, on behalf of Fidelity Income Fund on behalf of Fidelity Ginnie Mae Fund, Fidelity Intermediate Government Income Fund, and Fidelity Total Bond Fund is incorporated herein by reference to Exhibit (d)(17) of Fidelity Hastings Street Trust's (File No. 002-11517) Post-Effective Amendment No. 108.

(p) Schedule A, dated November 18, 2004, to the Amended and Restated Sub-Advisory Agreement, dated August 1, 2001, between Fidelity Management & Research (Far East) Inc. (currently Fidelity Research & Analysis Company) and Fidelity Investments Japan Limited, on behalf of Fidelity Income Fund on behalf of Fidelity Ginnie Mae Fund, Fidelity Intermediate Government Income Fund, and Fidelity Total Bond Fund is incorporated herein by reference to Exhibit (d)(24) of Fidelity Fixed-Income Trust's (File No. 002-41839) Post-Effective Amendment No. 97.

(q) General Research Services Agreement and Schedule B, each dated January 20, 2006, among Fidelity Management & Research Company, FMR Co., Inc., Fidelity Investments Money Management Inc., and Fidelity Research & Analysis Company, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(38) of Variable Insurance Products Fund's (File No. 002-75010) Post-Effective Amendment No. 62.

(r) Schedule A, dated January 20, 2006, to the General Research Services Agreement, dated January 20, 2006, among Fidelity Management & Research Company, FMR Co., Inc., Fidelity Investments Money Management Inc., and Fidelity Research & Analysis Company, on behalf of the Registrant is incorporated herein be reference to Exhibit (d)(39) of Variable Insurance Products Fund's (File No. 002-75010) Post-Effective Amendment No. 62.

(s) Master International Fixed-Income Research Agreement, dated October 1, 2003, between Fidelity Investments Money Management, Inc. and Fidelity International Investment Advisors, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(33) of Fidelity Charles Street Trust's (File No. 002-73133) Post-Effective Amendment No. 74.

(t) Schedule A, dated November 17, 2005, to the Master International Fixed-Income Research Agreement, dated October 1, 2003, between Fidelity Investments Money Management, Inc. and Fidelity International Investment Advisors, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(16) of Fidelity Advisor Series IV's (File No. 002-83672) Post-Effective Amendment No. 87.

(u) Fixed-Income Sub-Research Agreement, dated October 1, 2003, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(35) of Fidelity Advisor Series IV's (File No. 002-83672) Post-Effective Amendment No. 87.

(v) Schedule A, dated November 17, 2005, to the Fixed-Income Sub-Research Agreement, dated October 1, 2003, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(16) of Colchester Street Trust's (File No. 002-74808) Post-Effective Amendment No. 47.

(7)(a) Amended and Restated General Distribution Agreement, dated May 19, 2005, between Fidelity Income Fund on behalf of Fidelity Ginnie Mae Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 63.

(b) Amended and Restated General Distribution Agreement, dated May 19, 2005, between Fidelity Income Fund on behalf of Fidelity Government Income Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 63.

(c) Amended and Restated General Distribution Agreement, dated May 19, 2005, between Fidelity Income Fund on behalf of Fidelity Intermediate Government Income Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 63.

(d) Amended and Restated General Distribution Agreement, dated May 19, 2005, between Fidelity Income Fund on behalf of Fidelity Total Bond Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 63.

(e) Amended and Restated General Distribution Agreement, dated May 19, 2005, between Fidelity Income Fund on behalf of Fidelity Ultra-Short Bond Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit (e)(5) of Post-Effective Amendment No. 63.

(f) Form of Selling Dealer Agreement (most recently revised July 2001) is incorporated herein by reference to Exhibit (e)(8) of Post-Effective Amendment No. 59.

(g) Form of Bank Agency Agreement (most recently revised July 2001) is incorporated herein by reference to Exhibit (e)(9) of Post-Effective Amendment No. 59.

(h) Form of Selling Dealer Agreement for Bank-Related Transactions (most recently revised in July 2001) is incorporated herein by reference to Exhibit (e)(10) of Post-Effective Amendment No. 59.

(8) The Fee Deferral Plan for Independent Trustees and Trustees of the Fidelity Funds, effective as of September 15, 2995 are amended through January 1, 2000, is incorporated herein by reference to Exhibit (f)(1) of Fidelity Massachusetts Municipal Trust's (File No. 002-75537) Post-Effective Amendment No. 39.

(9)(a) Custodian Agreement and Appendix C, dated July 1, 2001, between The Bank of New York and Fidelity Income Fund on behalf of Fidelity Ginnie Mae Fund, Fidelity Government Income Fund, and Fidelity Intermediate Government Income Fund are incorporated herein by reference to Exhibit (g)(1) of Fidelity Money Market Trust's (File No. 002-62417) Post-Effective Amendment No. 64.

(b) Appendix A, dated April 13, 2004, to the Custodian Agreement, dated July 1, 2001, between The Bank of New York and Fidelity Income Fund on behalf of Fidelity Ginnie Mae Fund, Fidelity Government Income Fund, and Fidelity Intermediate Government Income Fund is incorporated herein by reference to Exhibit (g)(2) of Fidelity Income Fund's (File No. 002-92661) Post-Effective Amendment No. 60.

(c) Appendix B, dated March 2, 2005, to the Custodian Agreement, dated July 1, 2001, between The Bank of New York and Fidelity Income Fund on behalf of Fidelity Ginnie Mae Fund, Fidelity Government Income Fund, and Fidelity Intermediate Government Income Fund is incorporated herein by reference to Exhibit (g)(3) of Fidelity Fixed-Income Trust's (File No. 002-41839) Post-Effective Amendment No. 97.

(d) Appendix D, dated June 1, 2004, to the Custodian Agreement, dated July 1, 2001, between The Bank of New York and Fidelity Income Fund on behalf of Fidelity Ginnie Mae Fund, Fidelity Government Income Fund, and Fidelity Intermediate Government Income Fund is incorporated herein by reference to Exhibit (g)(4) of Fidelity Aberdeen Street Trust's (File No. 033-43529) Post-Effective Amendment No. 37.

(e) Custodian Agreement and Appendix C, dated July 1, 2001, between Citibank, N.A. and Fidelity Income Fund on behalf of Fidelity Total Bond Fund and Fidelity Ultra-Short Bond Fund are incorporated herein by reference to Exhibit (g)(9) of Fidelity Securities Fund's (File No. 002-93601) Post-Effective Amendment No. 49.

(f) Appendix A, dated October 20, 2004, to the Custodian Agreement, dated July 1, 2001, between Citibank, N.A. and Fidelity Income Fund on behalf of Fidelity Total Bond Fund and Fidelity Ultra-Short Bond Fund is incorporated herein by reference to Exhibit (g)(6) of Fidelity Financial Trust's (File No. 002-79910) Post-Effective Amendment No. 42.

(g) Appendix B, dated August 24, 2004, to the Custodian Agreement, dated July 1, 2001, between Citibank, N.A. and Fidelity Income Fund on behalf of Fidelity Total Bond Fund and Fidelity Ultra-Short Bond Fund is incorporated herein by reference to Exhibit (g)(3) of Fidelity Union Street Trust II's (File No. 033-43757) Post-Effective Amendment No. 28.

(h) Appendix D, dated June 1, 2004, to the Custodian Agreement, dated July 1, 2001, between Citibank, N.A. and Fidelity Income Fund on behalf of Fidelity Total Bond Fund and Fidelity Ultra-Short Bond Fund is incorporated herein by reference to Exhibit (g)(8) of Fidelity Revere Street Trust's (File No. 811-07807) Amendment No. 20.

(i) Fidelity Group Repo Custodian Agreement among The Bank of New York, J.P. Morgan Securities, Inc., and the Registrant, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(d) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

(j) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York and the Registrant, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(e) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

(k) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(f) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

(l) Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(g) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

(m) Joint Trading Account Custody Agreement between The Bank of New York and the Registrant, dated May 11, 1995, is incorporated herein by reference to Exhibit 8(h) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

(n) First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and the Registrant, dated July 14, 1995, is incorporated herein by reference to Exhibit 8(i) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

(o) Schedule A-1, dated December 12, 2003, to the Fidelity Group Repo Custodian Agreements, Schedule 1s to the Fidelity Group Repo Custodian Agreements, Joint Trading Account Custody Agreement, and First Amendment to the Joint Trading Account Custody Agreement, between the respective parties and the Registrant is incorporated herein by reference to Exhibit (g)(19) of Fidelity Devonshire Trust's (File No. 002-24389) Post-Effective Amendment No. 107.

(10)(a) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Ginnie Mae Fund is incorporated herein by reference to Exhibit (m)(1) of Post-Effective No. 49.

(b) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Government Income Fund is incorporated herein by reference to Exhibit (m)(3) of Post-Effective Amendment No. 49.

(c) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Intermediate Government Income Fund is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 49.

(d) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Total Bond Fund is incorporated herein by reference to Exhibit (m)(4) of Post-Effective Amendment No. 57.

(e) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Ultra-Short Bond Fund is incorporated herein by reference to Exhibit (m)(5) of Post-Effective Amendment No. 57.

(f) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Total Bond Fund: Fidelity Advisor Total Bond Fund Class A is incorporated herein by reference to Exhibit (m)(6) of Post-Effective Amendment No. 60.

(g) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Total Bond Fund: Fidelity Advisor Total Bond Fund Class T is incorporated herein by reference to Exhibit (m)(7) of Post-Effective Amendment No. 60.

(h) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Total Bond Fund: Fidelity Advisor Total Bond Fund Class B is incorporated herein by reference to Exhibit (m)(8) of Post-Effective Amendment No. 60.

(i) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Total Bond Fund: Fidelity Advisor Total Bond Fund Class C is incorporated herein by reference to Exhibit (m)(9) of Post-Effective Amendment No. 60.

(j) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Total Bond Fund: Fidelity Advisor Total Bond Fund Institutional Class is incorporated herein by reference to Exhibit (m)(10) of Post-Effective Amendment No. 60.

(k) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Ultra-Short Bond Fund: Fidelity Advisor Ultra-Short Bond Fund Class A is incorporated herein by reference to Exhibit (m)(11) of Post-Effective Amendment No. 60.

(l) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Ultra-Short Bond Fund: Fidelity Advisor Ultra-Short Bond Fund Class T is incorporated herein by reference to Exhibit (m)(12) of Post-Effective Amendment No. 60.

(m) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Ultra-Short Bond Fund: Fidelity Advisor Ultra-Short Bond Fund Institutional Class is incorporated herein by reference to Exhibit (m)(13) of Post-Effective Amendment No. 60.

(n) Multiple Class of Shares Plan pursuant to Rule 18f-3 for Fidelity Advisor Funds, dated November 18, 2004, on behalf of Fidelity Income Fund on behalf of Fidelity Total Bond Fund and Fidelity Ultra-Short Bond Fund is incorporated herein by reference to Exhibit (n)(1) of Fidelity Investment Trust's (File No. 002-90649) Post-Effective Amendment No. 95.

(o) Schedule 1, dated November 18, 2004, to the Multiple Class of Shares Plan pursuant to Rule 18f-3 for Fidelity Advisor Funds, dated November 18, 2004, on behalf of Fidelity Income Fund on behalf of Fidelity Total Bond Fund and Fidelity Ultra-Short Bond Fund is incorporated herein by reference to Exhibit (n)(2) of Fidelity Investment Trust's (File No. 002-90649) Post-Effective Amendment No. 95.

(11) Opinion and consent of counsel, Dechert LLP, as to the legality of shares being registered is filed herein as Exhibit 11.

(12) Opinion and consent of counsel, Dechert LLP, as to tax matters - To be filed by Post-Effective Amendment.

(13) Not applicable.

(14)(a) Consent of PricewaterhouseCoopers LLP is filed herein as Exhibit 14(a).

(b) Consent of Deloitte & Touche LLP is filed herein as Exhibit 14(b).

(15) Not applicable.

(16)(a) Powers of Attorney, dated June 14, 2001, are filed herein as Exhibit 16(a).

(b) Powers of Attorney, dated July 1, 2006, are filed herein as Exhibit 16(b).

(17) Not applicable.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reoffering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each Post-Effective Amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file in a Post-Effective Amendment to this Registration Statement a final tax opinion upon the closing of the Reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 20 day of July 2006.

Fidelity Income Fund
	By	/s/Christine Reynolds
||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||		Christine Reynolds, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)		(Title)	(Date)

/s/Christine Reynolds		President and Treasurer	July 20, 2006
Christine Reynolds		(Principal Executive Officer)

/s/Paul M. Murphy		Chief Financial Officer	July 20, 2006
Paul M. Murphy		(Principal Financial Officer)

/s/Edward C. Johnson 3d	(dagger)	Trustee	July 20, 2006
Edward C. Johnson 3d

/s/Dennis J. Dirks	*	Trustee	July 20, 2006
Dennis J. Dirks

/s/Albert R. Gamper	*	Trustee	July 20, 2006
Albert R. Gamper

/s/Robert M. Gates	*	Trustee	July 20, 2006
Robert M. Gates

/s/George H. Heilmeier	*	Trustee	July 20, 2006
George H. Heilmeier

/s/ Stephen P. Jonas		Trustee	July 20, 2006
Stephen P. Jonas

/s/Marie L. Knowles	*	Trustee	July 20, 2006
Marie L. Knowles

/s/Ned C. Lautenbach	*	Trustee	July 20, 2006
Ned C. Lautenbach

/s/William O. McCoy	*	Trustee	July 20, 2006
William O. McCoy

/s/Robert L. Reynolds	*	Trustee	July 20, 2006
Robert L. Reynolds

/s/Cornelia M. Small	*	Trustee	July 20, 2006
Cornelia M. Small

/s/William S. Stavropoulos	*	Trustee	July 20, 2006
William S. Stavropoulos

/s/Kenneth L. Wolfe	*	Trustee	July 20, 2006
Kenneth L. Wolfe

(dagger)Signature affixed by Abigail P. Johnson, pursuant to a power of attorney dated June 14, 2001 and filed herewith.

* By: /s/Joseph R. Fleming
Joseph R. Fleming, pursuant to a power of attorney dated July 1, 2006 and filed herewith.